As filed with the Securities and Exchange Commission on January 14, 1997


                                             Registration Statement Nos. 2-89725
                                                                        811-3981
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|
                           Pre-Effective Amendment No.                      |_|
                         Post-Effective Amendment No. 22                    |X|


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 23                            |X|
                        (Check appropriate box or boxes)


                                   ----------

                           PRUDENTIAL WORLD FUND, INC.
                    (Formerly, Prudential Global Fund, Inc.)
               (Exact name of registrant as specified in charter)


                              THREE GATEWAY CENTER
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices) (Zip Code)


                                   ----------


       Registrant's Telephone Number, Including Area Code: (201) 367-7530

                               S. Jane Rose, Esq.
                              Three Gateway Center
                               100 Mulberry Street
                          Newark, New Jersey 07102-4077
               (Name and Address of Agent for Service of Process)


                                   ----------

     Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):


     |_| immediately upon filing pursuant to paragraph (b) |_| on (date) pursuant to paragraph (b)
     |X| 60 days after filing pursuant to paragraph (a)(1) |_| on (date) pursuant to paragraph (a)(1)
     |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

     |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                   ----------


     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an Indefinite number of shares of its Common Stock par value $.01 per share. The Registrant has filed a notice under such Rule for its fiscal year ending October 31, 1996 within 60 days of such date.


================================================================================

                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.                                          Location
-------------                                          --------
Part A
Item  1.   Cover Page ...............................  Cover Page
Item  2.   Synopsis .................................  Series Expenses;
                                                       Series Highlights

Item  3.   Condensed Financial Information ..........  Series Expenses;
                                                       Financial Highlights;
                                                       How the Fund Calculates
                                                       Performance
Item  4.   General Description of Registrant ........  Cover Page; Series
                                                       Highlights; How the Fund
                                                       Invests; General
                                                       Information
Item  5.   Management of Fund .......................  Financial Highlights; How
                                                       the Fund is Managed
Item  5A.  Management's Discussion of Fund
           Performance ..............................  Financial Highlights
Item  6.   Capital Stock and Other Securities .......  Taxes, Dividends and
                                                       Distributions; General
                                                       Information
Item  7.   Purchase of Securities Being Offered .....  Shareholder Guide; How
                                                       the Fund Values Its
                                                       Shares
Item  8.   Redemption or Repurchase .................  Shareholder Guide; How
                                                       the Fund Values Its
                                                       Shares

Item  9.   Pending Legal Proceedings ................  Not Applicable

Part B
Item 10.   Cover Page ...............................  Cover Page
Item 11.   Table of Contents ........................  Table of Contents
Item 12.   General Information and History ..........  Not Applicable

Item 13.   Investment Objectives and Policies .......  Investment Objectives and
                                                       Policies; Investment
                                                       Restrictions

Item 14.   Management of the Fund ...................  Directors and Officers;
                                                       Manager; Distributor
Item 15.   Control Persons and Principal Holders of
           Securities ...............................  Not Applicable
Item 16.   Investment Advisory and Other Services ...  Manager; Distributor;
                                                       Custodian, Transfer and
                                                       Dividend Disbursing Agent
                                                       and Independent
                                                       Accountants
Item 17.   Brokerage Allocation and Other
           Practices ................................  Portfolio Transactions
                                                       and Brokerage
Item 18.   Capital Stock and Other Securities .......  Not Applicable
Item 19.   Purchase, Redemption and Pricing of
           Securities Being Offered .................  Purchase and Redemption
                                                       of Series Shares;
                                                       Shareholder Investment
                                                       Account; Net Asset Value
Item 20.   Tax Status ...............................  Taxes
Item 21.   Underwriters .............................  Distributor
Item 22.   Calculation of Performance Data ..........  Performance Information
Item 23.   Financial Statements .....................  Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential World Fund, Inc.


o Global Series
o International Stock Series

--------------------------------------------------------------------------------
Prospectus dated January 16, 1997
--------------------------------------------------------------------------------

Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company. The Fund consists of two series: Global Series and International Stock Series (individually, a Series and collectively, the Series).

The Global Series' investment objective is to seek long-term growth of capital, with income as a secondary objective. THE Global Series seeks to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. International Stock Series' investment objective is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective.

International Stock Series seeks to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stocks and preferred stocks of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stocks, preferred stocks, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities.

Each Series also may engage in derivative transactions, such as those involving stock options, options on debt securities, options on stock indices, and foreign currency futures contracts and options thereon so as to hedge its portfolio and to attempt to enhance return. There can be no assurance that either Series' investment objective will be achieved. See "How the Fund Invests--Investment Objectives and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is
(800) 225-1852.

Either Series is not intended to constitute a complete investment program. Because of its objective and policies, including its international orientation, each Series may be considered of a speculative nature and subject to greater investment risks than are assumed by certain other investment companies which invest solely in domestic securities. See "How the Fund Invests--Risks and Special Considerations."

This Prospectus sets forth concisely the information about each Series that a prospective investor should know before investing. Additional information about each Series has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated January 16, 1997, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above.


--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                SERIES HIGHLIGHTS
--------------------------------------------------------------------------------

The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


--------------------------------------------------------------------------------
What are the Global Series and the International Stock Series?

     Each Series is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, each Series is a series of Prudential World Fund, Inc., an open-end, diversified management investment company.

What are each Series' Investment Objective?

     Global Series: Global Series' investment objective is to seek long-term growth of capital with income as a secondary objective. Global Series seeks to achieve its objective through investment in a diversified portfolio of marketable securities of U.S. and non-U.S. issuers. There can be no assurance that Global Series' objective will be achieved. See "How the Fund
Invests--Investment Objectives and Policies" at page 12.

     International Stock Series: International Stock Series' investment objective is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Stock Series' seeks to achieve its objective primarily through investment in a diversified portfolio of equity securities of foreign issuers. There can be no assurance that International Stock Series' objective will be achieved. See "How the Fund Invests--Investment Objectives and Policies" at page 12.

Risk Factors and Special Characteristics

     Global Series: While the Global Series is not required to maintain any particular geographic or currency mix of its investments, under normal circumstances Global Series intends to maintain investments in a minimum of four countries, which may include the United States. Global Series may, from time to time, invest up to 65% of its assets in companies and governments located in any one country. Global Series may invest in all types of common stocks and equivalents, preferred stocks, bonds and other debt obligations of foreign and domestic companies, governments, government agencies and international organizations. See "How the Fund Invests--Investment Objectives and Policies" at page 12. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in U.S. Government Securities and those of domestic companies. See "How the Fund Invests--Risks and Special Considerations" at page 21. Global Series may also engage in hedging and return enhancement strategies, including derivatives, the purchase and sale of put and call options, foreign currency forward contracts, options and futures transactions and related short-term trading. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 16.

     International Stock Series: While the International Stock Series is not required to maintain any particular geographic or currency mix of its investments, under normal circumstances International Stock Series intends to invest at least 65% of its total assets in common stocks and preferred stocks of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stocks, preferred stocks, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. See "How the Fund Invests--Investment Objectives and Policies" at page 12. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in U.S. Government Securities and those of domestic companies. See "How the Fund Invests--Risks and Special Considerations" at page 21. International Stock Series may also engage in hedging and return enhancement strategies, including derivatives, the purchase and sale of put and call options, foreign currency forward contracts, options and futures transactions and related short-term trading. See "How the Fund Invests--Hedging and Return Enhancement Strategies" at page 15.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Who Manages the Series?

     Prudential Mutual Fund Management LLC (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of Global Series average daily net assets and 1% of International Stock Series average daily net assets. As of November 30, 1996, PMF served as manager or administrator to 62 investment companies, including 40 mutual funds, with aggregate assets of approximately $53.4 billion. The Prudential Investment Corporation (PIC or a Subadviser) furnishes investment advisory services in connection with the management of Global Series under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 22. Mercator Asset Management, L.P. (Mercator or, together with PIC, the Subadvisers and individually, a Subadviser) furnishes investment advisory services in connection with the management of International Stock Series under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 22.

Who Distributes the Fund's Shares?

     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares, and at the annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. Prudential Securities incurs the expense of distributing each Series' Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Series. See "How the Fund is Managed--Distributor" at page 23.

What is the Minimum Investment?

     The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors and for purchases made in connection with the "Best Minds" program sponsored by the Distributor. For purchases made through the Automatic Savings Accumulation Plan the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Series" at page 29 and "Shareholder Guide--ShareholdeR Services" at page 39.

How Do I Purchase Shares?

     You may purchase shares of a Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from each Series, through its transfer agent, Prudential Mutual Fund Services, LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "How the Fund Values Its Shares" at page 25 and "Shareholder Guide--How to Buy Shares of the Fund" at page 29.


What Are My Purchase Alternatives?

     Each Series offers four classes of shares:

     o  Class A Shares:  Sold with an initial sales charge of up to 5% of the offering price.

     o  Class B Shares:  Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     o  Class C Shares:  Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


     o  Class Z Shares:  Sold without either an initial or contingent deferred sales charge to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution--related expenses.

     See "Shareholder Guide--Alternative Purchase Plan" at page 30.

How Do I Sell My Shares?

     You may redeem shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 34.

How are Dividends and Distributions Paid?

     Each Series expects to pay dividends of net investment income and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the respective Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 26.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          FUND EXPENSES--GLOBAL SERIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholder Transactions Expenses+                   Class A Shares     Class B Shares           Class C Shares     Class Z Shares**
                                                     --------------     --------------           --------------     --------------
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) ..........        5%               None                      None                None
  Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends ..............        None             None                      None                None
  Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds,
     whichever is lower) ..........................        None    5% during the first year,      1% on redemptions       None
                                                                   decreasing by 1% annually      made within one
                                                                   to 1% in the fifth and sixth   year of purchase
                                                                   years and 0% the seventh
                                                                            year*
  Redemption Fees .................................        None             None                      None                None
  Exchange Fees ...................................        None             None                      None                None


Annual Fund Operating Expenses
(as a percentage of average net assets)              Class A Shares     Class B Shares           Class C Shares     Class Z Shares
                                                     --------------     --------------           --------------     --------------
       Management Fees ............................        .75%             .75%                      .75%                 .75%
       12b-1 Fees (after reduction) ...............        .25%++           .92%                     1.00%                None
       Other Expenses .............................        .45%             .45%                      .45%                 .45%
                                                          ----             ----                      ----                 ----
       Total Fund Operating Expenses
         (after reduction) ........................       1.45%            2.12%                     2.20%                1.20%
                                                          ====             ====                      ====                 ====

                                                       1      3      5    10
Example                                               Year  Years  Years Years
                                                      ----  -----  ----- -----
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:
        Class A ....................................   $64   $94  $125  $215
        Class B ....................................   $72   $96  $124  $220
        Class C ....................................   $32   $69  $118  $253
        Class Z ....................................   $12   $38  $ 66  $145

You would pay the following expenses on the same
  investment, assuming no redemption:
        Class A ....................................   $64   $94  $125  $215
        Class B ....................................   $22   $66  $114  $220
        Class C ....................................   $22   $69  $118  $253
        Class Z ....................................   $     $    $     $

The example should not be considered a representation of past or future expenses. The above example is based on data for the Global Series' fiscal year ended October 31, 1996.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Global Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the Global Series such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

----------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
** Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the entire fiscal year ended October 31, 1996.
+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Global Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Global Series rather than on a per shareholder basis. Therefore long-term shareholders of the Global Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++ Although the Class A Distribution and Service Plan provides that the Global Series may pay up to an annual rate of .30 of 1% of the average daily net assets of the Class A Shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to .25 of 1% of the average daily net assets value of the Class A shares for the fiscal year ending October 31, 1997. Total operating expenses without such limitation would be 1.50%. See "How the Fund is Managed--Distributor."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    FUND EXPENSES--INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shareholder Transactions Expenses+                   Class A Shares     Class B Shares           Class C Shares     Class Z Shares
                                                     --------------     --------------           --------------     --------------
  Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price) ..........        5%               None                      None                None
  Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends ..............        None             None                      None                None
  Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds,
     whichever is lower) ..........................        None    5% during the first year,      1% on redemptions       None
                                                                   decreasing by 1% annually      made within one
                                                                   to 1% in the fifth and sixth   year of purchase
                                                                   years and 0% the seventh
                                                                            year*
  Redemption Fees .................................        None             None                      None                None
  Exchange Fees ...................................        None             None                      None                None


Annual Fund Operating Expenses
(as a percentage of average net assets)              Class A Shares     Class B Shares           Class C Shares     Class Z Shares
                                                     --------------     --------------           --------------     --------------
       Management Fees ............................       1.00%            1.00%                     1.00%                1.00%
       12b-1 Fees (after reduction) ...............        .25%++          1.00%                     1.00%                None
       Other Expenses .............................        .52%             .52%                      .52%                 .52%
                                                          ----             ----                      ----                 ----
       Total Series Operating Expenses
         (after reduction) ........................       1.77%            2.52%                     2.52%                1.52%
                                                          ====             ====                      ====                 ====

                                                       1      3       5    10
Example                                               Year  Years   Years Years
                                                      ----  -----   ----- -----
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period:

        Class A ...................................   $67    $103   $141  $248
        Class B ...................................   $76    $108   $144  $259
        Class C ...................................   $36    $ 78   $134  $286
        Class Z ...................................   $15    $ 48   $ 83  $181

You would pay the following expenses on the same investment, assuming no redemption:

        Class A ...................................   $67    $103   $141  $248
        Class B ...................................   $26    $ 78   $134  $259
        Class C ...................................   $26    $ 78   $134  $286
        Class Z ...................................   $15    $ 48   $ 83  $181

The above example is based on expenses expected to have been incurred if the International Stock Series had been in existence during the entire fiscal year ended October 31, 1996. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in International Stock Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed". "Other Expenses" includes operating expenses of the International Stock Series, for the fiscal year ended October 31, 1996, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

----------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the International Stock Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the International Stock Series rather than on a per shareholder basis. Therefore long-term shareholders of the International Stock Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++ Although the Class A Distribution and Service Plan provides the Series may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A Shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Series to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 1997. Total operating expenses of the Class A shares without such limitation would be 1.82%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHT--GLOBAL SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (Class A Shares)
--------------------------------------------------------------------------------


     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                                                                        Class A
                                         ------------------------------------------------------------------------------
                                                                                                           January 22,
                                                                                                             1990(d)
                                                                Year ended October 31,                      through
                                         ----------------------------------------------------------------- October 31,
                                             1996      1995(b)    1994(b)    1993(b)   1992(b)    1991(b)    1990(b)
                                         ----------  ----------  ---------  --------  --------  ----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..  $  15.52    $  14.89    $ 13.17    $  9.58   $ 10.08    $  9.19    $ 10.38
                                         --------    --------    -------    -------   -------    -------    -------
Income from investment operations:
Net investment income (loss) ..........      --           .01       (.04)      0.02      0.03       0.07       0.12
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions ........................      1.83         .81       1.76       3.57      (.53)      1.02      (1.31)
                                         --------    --------    -------    -------   -------    -------    -------
Total from investment operations ......      1.83         .82       1.72       3.59      (.50)      1.09      (1.19)
                                         --------    --------    -------    -------   -------    -------    -------
Less distributions:
Dividends from net investment income ..      --          --         --         --        --        (0.16)      --
Distributions from net realized gains
  on investment and foreign currency
  transactions ........................      (.73)       (.19)      --         --        --        (0.04)      --
                                         --------    --------    -------    -------   -------    -------    -------
Total distributions ...................      (.73)       (.19)      --         --        --        (0.20)      --
                                         --------    --------    -------    -------   -------    -------    -------
Net asset value, end of period ........  $  16.62    $  15.52    $ 14.89    $ 13.17   $  9.58    $ 10.08    $  9.19
                                         ========    ========    =======    =======   =======    =======    =======

TOTAL RETURN(c) .......................     12.33%       5.74%     13.06%     37.47%    (4.96)%    12.11%    (11.46)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .......  $234,700    $222,002    $73,815    $42,021   $13,973    $14,154    $ 8,727
Average net assets (000) ..............  $222,948    $174,316    $58,455    $21,409   $14,758    $10,593    $ 7,151
Ratios to average net assets:
  Expenses, including distribution fees      1.45%       1.51%      1.55%      1.56%     1.71%      1.72%      1.57%(a)
  Expenses, excluding distribution fees      1.20%       1.26%      1.30%      1.36%     1.51%      1.52%      1.37%(a)
  Net investment income (loss) ........     (0.04)%       .10%     (0.29)%     0.20%     0.22%      0.65%      1.61%(a)
Portfolio turnover rate ...............        52%         50%        49%        69%       58%       126%        35%
Average commission rate per share .....  $ 0.0366         N/A        N/A        N/A       N/A        N/A        N/A


----------
(a)  Annualized.
(b)  Based on average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on thelast day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are notannualized.
(d)  Commencement of offering of Class A shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS--GLOBAL SERIES
       (for a share outstanding throughout each of the indicated periods)
                                (Class B Shares)
--------------------------------------------------------------------------------


   The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                                                                                     Class B
                                              -----------------------------------------------------------------------------------
                                                                             Year ended October 31,
                                              -----------------------------------------------------------------------------------
                                                 1996      1995(a)      1994(a)    1993(a)     1992(a)      1991(a)    1990(a)
                                              --------    --------    ---------   --------    --------    ----------  --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period .......  $  15.03    $  14.53    $  12.94    $   9.47    $  10.05    $   9.14    $  10.46
                                              --------    --------    --------    --------    --------    --------    --------
Income from investment operations:
Net investment income (loss) ...............      (.08)       (.11)       (.13)      (0.04)      (0.05)       --          0.05
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions ..............................      1.74         .80        1.72        3.51       (0.53)       1.02       (1.10)
                                              --------    --------    --------    --------    --------    --------    --------
Total from investment operations ...........      1.66         .69        1.59        3.47       (0.58)       1.02       (1.05)
                                              --------    --------    --------    --------    --------    --------    --------
Less distributions:
Dividends from net investment
 income ....................................      --          --          --          --          --         (0.07)      (0.18)
Distributions paid to shareholders from
 net realized gains on investment
 and foreign currency transactions .........      (.73)       (.19)       --          --          --         (0.04)      (0.09)
                                              --------    --------    --------    --------    --------    --------    --------
Total distributions ........................      (.73)       (.19)       --          --          --         (0.11)      (0.27)
                                              --------    --------    --------    --------    --------    --------    --------
Net asset value, end of period .............  $  15.96    $  15.03    $  14.53    $  12.94    $   9.47    $  10.05    $   9.14
                                              ========    ========    ========    ========    ========    ========    ========
TOTAL RETURN(c) ............................     11.57%       4.98%      12.29%      36.64%      (5.77)%     11.29%     (10.43)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ............  $326,978    $268,498    $410,520    $251,133    $178,438    $249,582    $261,555
Average net assets (000) ...................  $294,230    $287,656    $345,771    $183,741    $210,464    $253,866    $328,467

Ratios to average net assets:
 Expenses, including distribution
  fees .....................................      2.12%       2.19%       2.24%       2.24%       2.40%       2.44%       2.23%
 Expenses, excluding distribution fees            1.20%       1.27%       1.31%       1.36%       1.51%       1.53%       1.37%

 Net investment income (loss) ..............      (.67)%      (.84)%     (0.97)%     (0.39)%     (0.47)%     (0.01)%      0.51%
Portfolio turnover rate ....................        52%         50%         49%         69%         58%        126%         35%
Average commission rate per share ..........  $ 0.0366         N/A         N/A         N/A         N/A         N/A         N/A

                                                          Class B
                                          --------------------------------------
                                                  Year ended October 31,
                                          --------------------------------------
                                            1989(a)     1988(b)(a)      1987(a)
                                           --------     ----------     ---------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period .... $  10.09      $   9.86       $   9.96
                                          --------      --------       --------
Income from investment operations:
Net investment income (loss) ............     0.15          0.17+          0.06
Net realized and unrealized gain (loss)
 on investment and foreign currency
 transactions ...........................     0.53          1.11           0.79
                                          --------      --------       --------
Total from investment operations ........     0.68          1.28           0.85
                                          --------      --------       --------
Less distributions:
Dividends from net investment
 income .................................    (0.19)        (0.07)          --
Distributions paid to shareholders from
 net realized gains on investment
 and foreign currency transactions ......    (0.12)        (0.98)         (0.95)
                                          --------      --------       --------
Total distributions .....................    (0.31)        (1.05)         (0.95)
                                          --------      --------       --------
Net asset value, end of period .......... $  10.46      $  10.09       $   9.86
                                          ========      ========       ========
TOTAL RETURN(c) .........................     6.92%        13.58%          8.81%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ......... $385,578      $523,743       $628,542
Average net assets (000) ................ $448,737      $571,420       $697,486

Ratios to average net assets:
 Expenses, including distribution
  fees ..................................     1.82%         1.86%(d)       1.96%
 Expenses, excluding distribution fees        1.34%         1.17%(d)       1.14%

 Net investment income (loss) ...........     1.45%         1.71%(d)       0.52%
Portfolio turnover rate .................       60%           82%           135%
Average commission rate per share .......      N/A           N/A            N/A

----------
(a)  Based on average shares outstanding, by class.
(b) On March 1, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund. See "Manager" in the Statement of Additional Information.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

(d)  Net of expense subsidy or reimbursement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FINANCIAL HIGHLIGHTS--GLOBAL SERIES
       (for a share outstanding throughout each of the indicated periods)
                             (Class C and Z Shares)
--------------------------------------------------------------------------------


     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Global Series Class C--and Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                                                                Class C                         Class Z
                                           ---------------------------------------------   -----------------
                                                       Year Ended    August 1, 1994(d)      March 1, 1996(e)
                                                       October 31,       through               through
                                              1996       1995(b)     October 31, 1994(b)    October 31, 1996
                                           ----------- -----------   -------------------   ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..    $ 15.03       $14.53           $ 12.94              $ 15.42

Income from investment operations:
Net investment loss ...................       (.05)        (.11)             (.03)                 .06
Net realized and unrealized gain on
  investment and foreign currency
  transactions ........................       1.71          .80              1.62                 1.18
                                           -------       ------           -------              -------
Total from investment operations ......       1.66          .69              1.59                 1.24
                                           -------       ------           -------              -------

Less distributions:
Dividends from net investment income ..       --           --                --                   --
Distributions paid to shareholders
  from net realized gains on investment
  and foreign currency transactions ...       (.73)        (.19)             --                   (.01)
                                           -------       ------           -------              -------
Total distributions ...................       (.73)        (.19)             --                   (.01)
                                           -------       ------           -------              -------
Net asset value, end of period ........    $ 15.96       $15.03           $ 14.53              $ 16.65
                                           =======       ======           =======              =======

TOTAL RETURN(c) .......................      11.57%        4.98%             3.56%               12.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .......    $ 7,693       $3,733           $ 1,205              $40,416
Average net assets (000) ..............    $ 5,516       $2,284           $   630              $26,452
Ratios to average net assets:
 Expenses, including distribution fees        2.20%        2.25%             2.63%(a)             1.20%(a)
 Expenses, excluding distribution fees        1.20%        1.25%             1.63%(a)             1.20%(a)
 Net investment income (loss) .........       (.72)%       (.76)%          (1.21)%(a)               55%(a)
Portfolio turnover rate ...............         52%          50%               49%                  52%
Average commission rate per share .....    $0.0366          N/A               N/A              $0.0366

----------
(a)  Annualized.
(b)  Based on average shares outstanding, by class.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total return for the period less than a full year is not annualized.
(d)  Commencement of offering of Class C shares.

(e)  Commencement of offering of Class Z shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 FINANCIAL HIGHLIGHT--INTERNATIONAL STOCK SERIES
       (for a share outstanding throughout each of the indicated periods)
                             (Class A and B Shares)
--------------------------------------------------------------------------------


     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class A and B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------

                                                     Class A                          Class B
                                            -----------------------------    ---------------------------

                                            October 1,     September 23,     October 1,    September 23,
                                                1996          1996(a)          1996           1996(a)
                                              Through         Through         Through         Through
                                             October 31,    September 30,    October 31,   September 30,
                                                1996           1996(d)          1996          1996(d)

                                            ------------   --------------    -----------   --------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period ..        $16.48          $16.54          $16.47          $16.54
                                               ------          ------          ------          ------
Income from investment operations:
Net investment income (loss) ..........          (.01)           --              (.02)           --
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions ........................           .12            (.06)            .12            (.07)
                                               ------          ------          ------          ------
Total from investment operations ......           .11            (.06)            .10            (.07)
                                               ------          ------          ------          ------
Net asset value, end of period ........        $16.59          $16.48          $16.57          $16.47
                                               ======          ======          ======          ======
TOTAL RETURN(c) .......................           .67%           (.36)%           .61%           (.42)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) .......        $5,169          $  199          $1,922          $  199
Average net assets (000) ..............        $2,793          $  199          $  313          $  199

Ratios to average net assets:(b)

  Expenses, including distribution fees          2.05%           2.46%           2.80%           3.21%
  Expenses, excluding distribution fees          1.80%           2.21%           1.80%           2.21%
  Net investment income (loss) ........         (1.03)%           .75%          (1.78)%             0%
Portfolio turnover rate ...............             4%             15%              4%             15%
Average commission rate per share .....        $.0256          $.0222          $.0256          $.0222

----------
(a)  Commencement of offering of Class A and Class B shares.
(b)  Annualized.

(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(d) International Stock Fund, a Mercator managed series of Prudential Dryden Fund (formerly The Prudential Institutional Fund), the accounting survivor of International Stock Series had a fiscal year of September 30. International Stock Series has a fiscal year of October 31.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                FINANCIAL HIGHLIGHTS--INTERNATIONAL STOCK SERIES
       (for a share outstanding throughout each of the indicated periods)
                             (Class C and Z Shares)
--------------------------------------------------------------------------------


     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for an International Stock Series Class C and Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                          Class C                                  Class Z
                                               -------------------------- ---------------------------------------------------------
                                               October 1,   September 23,  October 1,
                                                  1996        1996(b)         1996
                                                Through      Through        Through              Year Ended September 30,
                                               October 31,  September 30,  October 31,  --------------------------------------------
                                                  1996        1996(h)         1996      1996(g)(h)       1995(h)       1994(h)

PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period .........  $16.47       $16.54       $  16.48       $  15.25       $  14.84       $  12.35
                                                ------       ------       --------       --------       --------       --------
Income from investment operations:
Net investment loss ..........................    (.02)        --             (.01)           .22            .18(c)         .13(c)
Net realized and unrealized gain on investment
 and foreign currency transactions ...........     .12         (.07)           .12           1.20            .66           2.54
                                                ------       ------       --------       --------       --------       --------
Total from investment operations .............     .10         (.07)           .11           1.42            .84           2.67
                                                ------       ------       --------       --------       --------       --------
Less distributions:
Dividends from net investment income .........    --           --             --             (.19)          (.10)          (.03)
Distributions paid to shareholders from
  net realized gains on investment and
  foreign currency transactions ..............    --           --             --             --             (.33)          (.15)
                                                ------       ------       --------       --------       --------       --------
Total distributions ..........................    --           --             --             (.19)          (.43)          (.18)
                                                ------       ------       --------       --------       --------       --------
Net asset value, end of period ...............  $16.57       $16.47       $  16.59       $  16.48       $  15.25       $  14.84
                                                ======       ======       ========       ========       ========       ========
TOTAL RETURN(c) ..............................     .61%        (.42)%          .67%          9.44%          5.95%         21.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..............  $  200(f)    $  199(f)    $190,428       $188,386       $136,685       $102,824
Average net assets (000) .....................  $  202(f)    $  199(f)    $191,228       $161,356       $118,927       $ 68,476
Ratios to average net assets:
  Expenses, including distribution fees ......    2.80%(d)     3.21%(d)       1.80%(d)       1.61%(c)       1.60%(c)       1.60%(c)
  Expenses, excluding distribution fees ......    1.80%(d)     2.21%(d)       1.80%(d)       1.61%(c)       1.60%(c)       1.60%(c)
  Net investment income (loss) ...............   (1.78)%(d)      0%(d)        (.78)%(d)      1.58%(c)       1.58%(c)       1.08%(c)
Portfolio turnover rate ......................       4%          15%             4%            15%            20%            21%
Average commission rate per share ............  $.0256       $.0222       $  .0256       $  .0222            N/A            N/A

                                                Class Z
                                               -------------
                                               November 5,
                                                 1992(a)
                                                Through
                                               September 30,
                                                 1993(h)

PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period .........   $ 10.00
                                                 -------
Income from investment operations:
Net investment loss ..........................       .16(c)
Net realized and unrealized gain on investment
 and foreign currency transactions ...........      2.21
                                                 -------
Total from investment operations .............      2.37
                                                 -------

Less distributions:
Dividends from net investment income .........      (.02)
Distributions paid to shareholders from
  net realized gains on investment and
  foreign currency transactions ..............      --
                                                 -------
Total distributions ..........................      (.02)
                                                 -------
Net asset value, end of period ...............   $ 12.35
                                                 =======

TOTAL RETURN(c) ..............................     23.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ..............   $31,708
Average net assets (000) .....................   $14,491
Ratios to average net assets:
  Expenses, including distribution fees ......      1.60%(c)/(d)
  Expenses, excluding distribution fees ......      1.60%(c)/(d)
  Net investment income (loss) ...............      1.44%(c)/(d)
Portfolio turnover rate ......................        15%
Average commission rate per share ............       N/A

----------

(a) Commencement of investment operations. International Stock Fund, a Mercator managed series of Prudential Dryden Fund (formerly The Prudential Institutional Fund) commenced investment operations on November 5, 1992. On September 20, 1996, the assets and liabilities of that fund were transferred to the International Stock Series in exchange solely for Class Z shares of the International Stock Series. Immediately prior to the transfer, International Stock Series had no assets. The investment objectives and policies of each of the funds were substantially similar and Mercator served as investment adviser to each fund. International Stock Fund serves as the accounting survivor of the International Stock Series and, as such, financial data is shown from November 5, 1992.

(b)  Commencement of offering of Class C shares.
(c)  Net of expense/recovery.
(d)  Annualized.
(e) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidiaries/recoveries, as applicable.
(f)  Figures are actual and are not rounded to the nearest thousand.

(g) On September 20, 1996, the Manager changed from Prudential Institutional Fund Management, Inc. to Prudential Mutual Fund Management LLC, each company being an indirect wholly-owned subsidiary of The Prudential Insurance Company of America.
(h) International Stock Fund, a Mercator managed series of Prudential Dryden Fund (formerly The Prudential Institutional Fund), the accounting survivor of International Stock Series had a fiscal year of September 30. International Stock Series, has a fiscal year of October 31.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL SERIES

     The investment objective of Global Series is to seek long-term growth of capital, with income as a secondary objective. Global Series will seek to achieve its objectives through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Marketable securities are those for which market quotations are readily available. There can be no assurance that Global Series will achieve its investment objective. See "Investment Objectives and Policies" in the Statement of Additional Information.

     Global Series' investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of Global Series' outstanding voting securities as defined in the Investment Company Act of 1940 (the Investment Company Act). Global Series' policies that are not fundamental may be modified by the Fund's Board of Directors.

     Global Series may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Series may also invest in stock options, options on debt securities, options on currencies, options on stock indices, stock index futures and options on stock index futures.

     Although Global Series is not required to maintain any particular geographic or currency mix of its investments, nor required to maintain any particular proportion of stocks, bonds or other securities in its portfolio, Global Series, in view of its investment objective, presently expects to invest its assets primarily in common stocks of U.S. and non-U.S. issuers. Global Series may, however, invest substantially or primarily in debt securities of U.S. and non-U.S. issuers when it appears that the capital appreciation available from investments in such securities will equal or exceed the capital appreciation available from investments in equity securities, or when Global Series is temporarily in a defensive position. Global Series will purchase "investment grade" debt including convertible debt obligations. See "Fixed Income Securities" below.

     Global Series is intended to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, Global Series' investment adviser ordinarily considers such factors as prospects for relative economic growth between foreign countries; expected levels of inflation and interest rates; government policies influencing business conditions; the range of individual investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors--all in relation to the prevailing prices of securities in each country or region.

     Investments may be made in companies based in (or governments of or within) the Pacific Basin (such as Japan, Australia, Singapore, Malaysia and Hong Kong) and Western Europe (such as the United Kingdom, Germany, Switzerland, the Netherlands, France, Belgium, Spain and Scandinavia), as well as the United States, Canada and such other areas and countries as the investment adviser may determine from time to time. The Fund intends to maintain investments in a minimum of four countries, which may include the United States, but may, from time to time, invest up to 65% of its assets in companies and governments located in any one country. Moreover should extraordinary market conditions warrant, Global Series may temporarily be invested primarily in securities of U.S. issuers.

     Global Series may invest in securities not listed on securities exchanges. These securities will generally have an established market (such as the over-the-counter market), the depth and liquidity of which may vary from time to time and from security to security. In addition, Global Series may invest to a limited extent in securities of companies which have been in existence for less than three years, in securities for which market quotations are not readily available and in securities of other registered investment companies. See "Investment Restrictions" in the Statement of Additional Information.

     In analyzing companies for investment, the investment adviser ordinarily looks for one or more of the following characteristics: prospects for above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their marketplace--all in relation to the prevailing prices of the securities of such companies.

                                     * * * *

INTERNATIONAL STOCK SERIES

     The investment objective of the International Stock Series is to achieve long-term growth of capital through investment in equity securities of foreign companies. Income is a secondary objective. There can be no assurance that International Stock Series will achieve its investment objective. See "Investment Objectives and Policies" in the Statement of Additional Information.

     International Stock Series' investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of International Stock Series' outstanding voting securities as defined in the Investment Company Act. International Stock Series' policies that are not fundamental may be modified by the Fund's Board of Directors.

     International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stocks and preferred stocks of issuers located in at least three foreign countries. International Stock Series will invest primarily in seasoned companies (i.e., companies with an established operating record of 3 years or greater) that are incorporated, organized, or that do business primarily outside the United States. International Stock Series will invest in securities of such foreign issuers through direct market purchases on foreign stock exchanges and established over-the-counter markets as well as through the purchase of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities.

     International Stock Series intends to broadly diversify its holdings among issuers located in developed and developing countries having national financial markets. Mercator, the Subadviser for International Stock Series, believes that broad diversification provides a prudent means of reducing volatility while permitting International Stock Series to take advantage of the potentially different movements of major equity markets. While International Stock Series may invest anywhere outside the United States, it expects that most of its investments will be made in securities of issuers located in developed countries in North America, Western Europe, and the Pacific Basin. In allocating International Stock Series' investments among different countries and geographic regions, Mercator will consider such factors as relative economic growth, expected levels of inflation, government policies affecting business conditions, and market trends throughout the world. In selecting companies within those countries and geographic regions, Mercator seeks to identify those companies that are best positioned and managed to benefit from the factors listed above.

     International Stock Series does not currently expect to invest 25% or more of its net assets in any one country. For temporary defensive purposes, International Stock Series may invest up to 100% of its assets in common stocks, preferred stocks and other equity-related securities of U.S. issuers.

     International Stock Series may invest up to 35% of the value of its total assets in: (i) other equity-related securities of foreign issuers; (ii) common stocks, preferred stocks and other equity-related securities of U.S. issuers;
(iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities (such as the Asian Development Bank, the European Coal and Steel Community, the European Economic Community, and the International Bank for Reconstruction and Development (the "World Bank")); and (iv) high-grade foreign or domestic money market instruments and short-term fixed income securities. International Stock Series' use of money market instruments and short-term fixed income securities generally will reflect the Subadviser's overall measure of optimism relating to the global equity markets, and International Stock Series will use such securities to reduce downside volatility during uncertain or declining market conditions.

     In order to invest uncommitted cash balances, maintain liquidity to meet redemptions, or for hedging or return enhancement purposes, International Stock Series may: (i) enter into repurchase agreements, when-issued, delayed-delivery and forward commitment transactions; (ii) lend its portfolio securities; and
(iii) purchase and sell put and call options on any securities in which it may invest and options on any securities index based on securities in which International Stock Series may invest. In order to attempt to reduce risks associated with currency fluctuations, International Stock Series may (i) purchase and sell currency spot contracts; (ii) purchase and sell currency futures contracts and currency forward contracts; and (iii) purchase and sell put and call options on currencies and on foreign currency futures contracts. See "Hedging and Return Enhancement Strategies."


     International Stock Series may hold a portion of its assets in money market instruments in amounts designed to pay expenses, to meet anticipated redemptions, pending investments or to margin its purchases and sales of futures contracts in accordance with its objective and policies. These instruments may be purchased on a forward commitment, when-issued or delayed-delivery basis. In addition, International Stock Series may for temporary defensive purposes invest, without limitation, in high-quality money market instruments. International Stock Series may also purchase non-investment grade fixed income securities and retain investments grade fixed income securities that have been downgraded to non-improvement grade provided that no more than 5% of the International Stock Series' net assets is invested in non-investment grade fixed income securities, which are considered to be high risk securities, i.e. "junk" bonds. See "Fixed Income Securities" below and "Investment Objectives and Policies" in the Additional Information for a fuller description of these securities.

                                     * * * *

     Equity-Related Securities. Each Series may invest in equity-related securities. Equity-related securities are common stock, preferred stock, rights, warrants and debt securities or preferred stock which are convertible into or exchangeable for common stock or preferred stock.

     With respect to equity-related securities, each Series may purchase ADRs. ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. There are no fees imposed on the purchase or sale of ADRs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.

     Fixed Income Securities. Each Series may purchase "investment grade" debt including convertible debt obligations. Investment grade debt obligations are bonds rated within the four highest quality grades as determined by Moody's Investors Service (Moody's) (currently Aaa, Aa, A and Baa for bonds, MIGI, MIG2, MIG3 and MIG4 for notes and P-1 for commercial paper), or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds, SP-1 and SP-2 for notes and A-1 for commercial paper), or by another nationally recognized statistical rating organization (NRSRO) or in unrated securities of equivalent quality. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Lower rated securities are subject to a greater risk of loss of principal and interest. Debt securities may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market. International Stock Series may purchase non-investment grade fixed income securities and retain investment grade fixed income securities that have been downgraded to non-investment grade provided that no more than 5% of International Stock Series' net assets is invested in non-investment grade fixed income securities. Non-investment grade securities are rated lower than BBB/Baa (or an equivalent rating by any NRSRO) or, if not rated, are deemed by the Mercator to be of comparable investment quality and are commonly referred to as high risk or high yield securities, i.e. "junk" bond. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and are more volatile than higher quality securities. In addition, such securities may have less liquidity and experience more price fluctuation than higher quality securities. See the discussion of corporate bond ratings in "Description of S&P, Moodys and Duff & Phelps Ratings" in the Appendix to the Statement of Additional Information.

     The maturity of fixed income securities may be considered long (ten plus years), intermediate (three to ten years) or short term (three years of less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

     U.S. Government Securities. Each Series may invest in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations of the U.S. Government consist of various types of marketable securities issued by the U.S.

Treasury, i.e., bills, notes and bonds, and are direct obligations of the U.S. Government. Obligations of agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Government and are either: (i) guaranteed by the U.S. Treasury (e.g., Government National Mortgage Association ("GNMA") mortgage-backed securities); (ii) supported by the issuing agency's or instrumentality's right to borrow from the U.S. Treasury at the discretion of the U.S. Treasury (e.g., Federal National Mortgage Association ("FNMA") Discount Notes); or (iii) supported by only the issuing agency's or instrumentality's credit (e.g., each of the Federal Home Loan Banks).

HEDGING AND RETURN ENHANCEMENT STRATEGIES


     Each Series may also engage in various portfolio strategies, including derivatives, to reduce certain risks of its respective investments and to attempt to enhance return. Each Series, and thus its investors, may lose money through the unsuccessful use of these strategies. These strategies include the purchase and sale of put and call options on any security in which a Series may invest and options on any securities index based on securities in which a Series may invest, In order to reduce the risks associated with currency fluctuations, a Series may (i) purchase and sell currency spot contracts, (ii) purchase and sell currency futures contracts and currency forward contracts, and (iii) purchase and sell put and call options on currencies and on foreign currency contracts. Additionally, the Global Series may purchase and sell stock index futures and options thereon. The Subadvisers will use such techniques as market conditions warrant. Each Series' ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Investment Objectives and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and a Series may use these new investments and techniques to the extent consistent with its investment objective and policies.


Options Transactions


     Options on Securities and Securities Indices. Each Series may purchase and sell put and call options on any securities in which it may invest or options on any securities index based on securities in which the Series may invest. Each Series is also authorized to enter into closing purchase and sale transactions in order to realize gains or minimize losses on options sold or purchased by the Series.

     A call option on equity securities gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities to the purchaser upon receipt of the exercise price. When a Series writes a call option, the Series gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option on equity securities gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Series as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.

     Each Series will write only "covered" options. A written option is covered if, as long as a Series is obligated under the option, it (i) owns an offsetting position in the underlying security or currency or (ii) maintains in a segregated account cash or liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance; a Series' losses are limited because it owns the underlying security or currency; under the second circumstance, in the case of a written call option, a Series' losses are potentially unlimited. See "Investment Objectives and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information.


     Options on securities indices are similar to options on equity securities except that, rather than the right to take or make delivery of the securities at a specified price, an option on a securities index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for the premium, is obligated to pay the amount of cash due upon exercise of the option.


     A Series may purchase and sell put and call options on securities indices for hedging against a decline in the value of the securities owned by such Series or against an increase in the market value of the type of securities in which such Series may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. Purchasing or selling securities index options is subject to the risk that the value of its portfolio securities may not change as much as or more than the index because such Series' investments generally will not match the composition of the index. See "Investment Objectives and Policies--Options on Securities and Securities Indices" in the Statement of Additional Information.

     Over-the-Counter Options. Each Series may also purchase and write (i.e., sell) put and call options on equity and debt securities, on currencies and on stock indices in the over-the-counter market (OTC options). Unlike exchange-traded options, OTC options are contracts between a Series and its counterparty without the interposition of any clearing organization. Thus, the value of an OTC option is particularly dependent on the financial viability of the OTC counterparty. A Series' ability to purchase and write OTC options may be limited by market conditions, regulatory limits and tax considerations. There are certain risks associated with investments in OTC options. See "Investment Objectives and Policies--Special Risks of Purchasing OTC Options" in the Statement of Additional Information.

Stock Index Futures

     Global Series may purchase and sell stock index futures which are traded on a commodities exchange or board of trade for certain hedging and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission.

     A stock index futures contract is an agreement in which one party agrees to deliver to another an amount of cash equal to a specific dollar amount times the difference between a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Global Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged. In addition, except in the case of a call written and held on the same index, Global Series will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the options or futures contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding would not exceed one-third of the value of Global Series' net assets. The Global Series also may not purchase or sell stock index futures for risk management purposes if immediately thereafter the sum of the amount of margin deposits on the Global Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of Global Series' total assets. Global Series' may purchase and sell stock index futures, without limitation, for bona fide hedging purposes.

     Global Series successful use of stock index futures contracts and options on indices depends upon its ability to predict the direction of the market underlying the index and is subject to various additional risks. The correlation between movements in the price of the stock index future and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to Global Series. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Global Series' ability to purchase or sell certain futures contracts or related options on any particular day. In addition, if Global Series purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, Global Series might create a loss on the futures contract. In addition, the ability of Global Series to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Investment Objectives and Policies" in the Statement of Additional Information.

     Global Series' ability to enter into stock index futures and listed options is limited by the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), for qualification as a regulated investment company. See "Taxes" in the Statement of Additional Information.

Limitations On Options and Futures Contracts

     Global Series will not (a) write puts having aggregate exercise prices greater than 25% of total assets, or (b) purchase (i) put options on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Global Series' total assets. There are no other limitations on the amount of foreign currencies that may be hedged, and no limitations on the use of assets to cover options, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Global Series' assets. Requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Global Series' ability to engage in transactions in options on foreign currencies. See "Taxes" in the Statement of Additional Information.

Risks of Hedging and Return Enhancement Strategies

     Participation in the options or futures markets involves investment risks and transaction costs to which a Series would not be subject absent the use of these strategies. A Series, and thus its investors, may lose money through the unsuccessful use of these strategies. If a Subadviser's prediction of movements in the direction of the securities markets is inaccurate, the adverse consequences to the Series managed by such Subadviser may leave such Series in a worse position than if such strategies were not used. Risks inherent in the use of options futures include (1) dependence on such Subadviser's ability to predict correctly movements in the direction of specific securities being hedged or the movement in stock indices; (2) imperfect correlation between the price of options and futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Series to sell a portfolio security at a disadvantageous time, due to the need for such Series to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objectives and Policies" and "Taxes" in the Statement of Additional Information.

Forward Foreign Currency Exchange Contracts

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. See "Investment Objectives and Policies--Foreign Currency Forward Contracts, Options and Futures Transactions" in the Statement of Additional Information.

     When a Series invests in foreign securities, such Series may enter into forward contracts in several circumstances to protect the value of its portfolio. A Series may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Series' expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. A Series will not speculate in forward contracts. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

     When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Series anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, such Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of such Series denominated in such foreign currency. Requirements under the Internal Revenue Code for qualification as a regulated investment company may limit a Series' ability to engage in transactions in forward contracts. See "Taxes" in the Statement of Additional Information.

Futures Contracts On Foreign Currencies and Options On Futures Contracts

     Each Series may buy and sell futures contracts on foreign currencies and groups of foreign currencies (futures contracts) such as the European Currency Unit and related options thereon to protect against the effect of adverse changes on foreign currencies. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Series must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in such Series' providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market".

     Each Series intends to engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Series is subject or to which the Series expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the
CFTC). Each Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in its ongoing management. A Series, however and thus its investors, may lose money through the unsuccessful use of these strategies.

Options On Foreign Currencies

     Each Series may purchase and write put and call options on foreign currencies traded over-the-counter, on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     A Series may purchase and write options to hedge such Series' portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Series' portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. See "Risks and Special Considerations" below. To hedge against the decline of the foreign currency, a Series may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Series may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium such Series received for the option.

     If, on the other hand, a Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Series managed by it may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Series could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Risks of Investing In Foreign Currency, Forward Contracts, Options and Futures

     A Series' successful use of forward foreign currency exchange contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the respective Subadviser's ability to predict the direction of the market and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to a Series would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, a Series' net income would be less than if such Series had not hedged since there are transactional costs associated with the use of these investment practices.

     These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if a Series purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, such Series might incur a loss on the futures contract. A Series' ability to establish and maintain positions will depend on market liquidity. The ability of a Series to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. See "Risks of Transactions in Stock Options" and "Risks of Transactions in Futures Contracts" under "Investment Objectives and Policies" in the Statement of Additional Information.

OTHER INVESTMENT PRACTICES

Repurchase Agreements

     A Series may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from such Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time such Series' money is invested in the security. Each Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, a Series will require additional collateral. In the event of bankruptcy or default of certain sellers of repurchase agreements, a Series could experience costs and delays in liquidating the underlying security held as collateral and might incur a loss if such collateral declines in value during this period. Each Series may participate in a joint repurchase account managed by Prudential Mutual Fund Management LLC.

     Segregated and Futures Accounts. Each Series will establish a segregated account with State Street Bank and Trust Company (State Street or Custodian) in which it will maintain cash and liquid assets equal in value to its obligations in respect of potential leveraged transactions including, as applicable, forward contracts, when-issued and delayed-delivery securities, repurchase and reverse repurchase agreements, foward rolls, dollar rolls, and written options (unless otherwise covered). The assets deposited in the segregated account will be marked-to-market daily. Under a recently adopted SEC rule, each Series may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect such Series' transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied. Until such rule is effective, and possibly thereafter, each Series will utilize a segregated account with its Custodian to maintain cash and liquid assets in connection with its futures contracts and options thereon.

Forward Rolls, Dollar Rolls and Reverse Repurchase Agreements

     International Stock Series may commit up to 20% of the value of its net assets to investment techniques such as dollar rolls, forward rolls and reverse repurchase agreements. A forward roll is a transaction in which the International Stock Series sells a security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase the same or similar security from the institution at a later date at an agreed-upon price. With respect to mortgage-related securities, such transactions are often called "dollar rolls." In dollar roll transactions, the mortgage-related securities that are repurchased will bear the same coupon rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the roll period, the International Stock Series forgoes principal and interest paid on the securities and is compensated by the difference between the current sales price and the forward price for the future purchase as well as by interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

     Reverse repurchase agreements involve sales by the International Stock Series of portfolio securities to a financial institution concurrently with an agreement by the International Stock Series to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the International Stock Series continues to receive principal and interest payments on these securities.

     Reverse repurchase agreements, forward rolls and dollar rolls involve the risk that the market value of the securities purchased by the International Stock Series with the proceeds of the initial sale may decline below the price of the securities the International Stock Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement, forward roll or dollar roll files for bankruptcy or becomes insolvent, the International Stock Series' use of the proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the International Stock Series' obligations to repurchase the securities. The staff of the SEC has taken the position that reverse repurchase agreements, forward rolls and dollar rolls are to be treated as borrowings for purposes of the percentage limitations discussed in the section entitled "Borrowings" below. The International Stock Series expects that under normal conditions most of the borrowings of the International Stock Series will consist of such investment techniques rather than bank borrowings. See "Investment Objectives and Policies--Borrowings" in the Statement of Additional Information.

When-Issued and Delayed-Delivery Securities

     Each Series may purchase securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Series with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to such Series at the time of entering into the transaction. When-issued and delayed-delivery securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or increases in value and there is a failure to deliver the security.


Liquidity Puts

     The International Stock Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "liquidity put" or a "tender option bond".

Illiquid Securities


     The Global Series may hold up to 5%, and the International Stock Series may hold up to 15%, of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The Series' Subadvisers will monitor the liquidity of such restricted securities under the supervision of the Manager and the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     The staff of the SEC has taken the position, which each Series intends to follow, that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid". The Series will also treat non-U.S. Government IOs and POs as illiquid so long as the staff of the SEC maintains its position that such securities are illiquid. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information.

Securities Lending

     Each Series may lend its portfolio securities to brokers or dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains collateral in an amount equal to at least 100% of the market value of the securities loaned. During the time a Series' securities are on loan, the borrower will pay such Series an amount equivalent to any dividend or interest paid on such securities and such Series may invest any cash collateral it receives and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. In these transactions, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Each Series may lend up to 30% of the value of its total assets. Loans are subject to termination at the option of a Series or the borrower. A Series may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.

Borrowings

     Each Series may borrow an amount equal to no more than 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary, or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings.

Portfolio Turnover

     Each Series anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances.

RISKS AND SPECIAL CONSIDERATIONS

     Investing in securities of foreign companies and countries involves certain risks and considerations which are not typically associated with investing in U.S. Government securities and those of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to each Series by the U.S. Government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of a Series held in foreign countries.


     There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States.

     Shareholders should be aware that investing in the equity and fixed-income markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

INVESTMENT RESTRICTIONS


     Each Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Such fundamental policies cannot be changed without the approval of the holders of a majority of the relevant Series' outstanding voting securities. See "Investment Restrictions" in the Statement of Additional Information.


--------------------------------------------------------------------------------
                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------


     The Fund has a Board of Directors which, in addition to overseeing the actions of the Series' Manager, Subadvisers and Distributor, as set forth below, decides upon matters of general policy. The Series' Manager conducts and supervises the daily business operations of the Series. Each Series' Subadviser furnishes daily investment advisory services.

MANAGER

     Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, 100 Mulberry Street, Newark New Jersey 07102-4077, is the Manager of each Series and is compensated for its services at an annual rate of .75 of 1% of Global Series average daily net assets and 1% of the International Stock Series' average daily net assets. PMF is organized in New York as a limited liability company. It is the successor of Prudential Mutual Fund Management, Inc., which transferred its assets to PMF in September 1996. See "Manager" in the Statement of Additional Information.

     As of November 30, 1996, PMF served as the manager of 40 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator of 22 closed-end investment companies, with aggregate assets of approximately $53.4 billion.


     PMF is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

     Under the Management Agreement with the Fund, PMF manages the investment operations of the Fund and also administers the corporate affairs. See "Manager" in the Statement of Additional Information.


SUBADVISERS

     Global Series: Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC or a Subadviser), PIC furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services. PIC is an indirect, wholly-owned subsidiary of Prudential.

     The current portfolio manager of Global Series is Daniel J. Duane, a Managing Director and Chief Investment Officer for Global Equity Investments of Prudential Mutual Fund Investment Management, a unit of (PIC). Mr. Duane has responsibility for the day-to-day management of the Global Series' portfolio. Mr. Duane has been employed by PIC as a portfolio manager since 1990. He was formerly with First Investors Asset Management from 1986 to 1990 as senior portfolio manager and head of global equity investments. Mr. Duane is a Chartered Financial Analyst. Mr. Duane also serves as the portfolio manager of the Prudential Series Fund Global Equity Portfolio, Prudential Europe Growth Fund, Inc. and Prudential Pacific Growth Fund, Inc.

     Consistent with the investment objectives and policies of Global Series, Mr. Duane evaluates the economic climate in various countries and focuses on growth-oriented global equity investments. He seeks to identify long-term themes and changing economic conditions that, in his opinion, will lead to earnings growth. His portfolio management style can be referred to as "bottom up" in that his primary focus is on individual stocks. He evaluates historical business trends in the United States when looking for long-term investment opportunities abroad (the "rear view mirror" analysis). He generally maintains exposure to major world stock markets and, under normal market conditions, seeks to keep the portfolios fully invested. Mr. Duane consults with a team of regional equity analysts who provide research on existing holdings of Global Series and on potential acquisitions.

     International Stock Series: Under a Subadvisory Agreement between PMF and Mercator Asset Management, L.P. (Mercator or, together with PIC the Subadvisers and individually, a subadviser), Mercator furnishes investment advisory services in connection with the management of the Series and is compensated by PMF for its services at an annual rate of .75 of 1% of International Stock Series' average daily net assets up to and including $50 million, .60 of 1% of International Stock Series' average daily net assets in excess of $50 million and up to and including $300 million and .45 of 1% of International Stock Series' average daily net assets in excess of $300 million. Pursuant to a subadvisory agreement between PMF and PIC, PIC provides investment advisory services to the International Stock Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Stock Series. For these services, PMF will reimburse PIC for reasonable costs and expenses incurred by PIC determined in a manner acceptable to PMF.

     Under the International Stock Series' Subadvisory Agreement, Mercator, subject to the supervision of PMF, is responsible for managing the assets of International Stock Series in accordance with its investment objective, investment program and policies. Mercator determines what securities and other instruments are purchased and sold for International Stock Series and is responsible for obtaining and evaluating financial data relevant to International Stock Series.

     Peter F. Spano is responsible for the day-to-day management of the portfolio of the Series. Mr. Spano has managed the portfolio of the International Stock Series since its inception in November 1992 and has been employed as a portfolio manager with Mercator since its founding in 1984.

     Mercator is a registered investment adviser and a Delaware limited partnership with approximately $2.0 billion in assets under management as of December 31, 1996. Mercator's general partners are four Florida corporations:
JZT Corp., PXS Corp., KXB Corp. and MXW Corp. Mercator's limited partner is The Prudential Asset Management Company, Inc., a wholly-owned indirect subsidiary of Prudential. John G. Thompson, Peter F. Spano, Kenneth B. Brown, and Michael A. Williams are the sole shareholders of JZT Corp., PXS Corp., KXB Corp. and MXW Corp., respectively. The address of each of the general partners is 2400 East Commercial Blvd., Suite 810, Fort Lauderdale, Florida 33308. Mercator serves as adviser to various institutional investors and mutual funds.


DISTRIBUTOR


     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of theClass A, Class B, Class C and Class Z shares of the Fund. It is an indirect, wholly-owned subsidiary of Prudential.

     Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted on behalf of each Series under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (also, the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, each Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, a Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     Under the Class A Plan, each Series may pay Prudential Securities for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares.


     Under the Class B Plans, Global Series pays Prudential Securities for its distribution-related activities with respect to Class B shares at an annual rate of .75 of 1% of average daily net assets of the Class B shares up to the level of the average daily net assets of the Global Series as of February 26, 1986, plus 1% of average daily net assets of the Class B shares in excess of such level, and International Stock Series pays Prudential Securities for its distribution-related activities with respect to Class B shares at an annual rate of 1% of average daily net assets of the Class B shares. Under the Class C Plan, each Series pays Prudential Securities for its distribution-related activities with respect to the Class C shares at an annual rate of 1% of average daily net assets of Class C shares. The Global Series Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class B shares of such Series up to the level of the average daily net assets of such Series on February 28, 1996, plus
 .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level and (ii) a service fee of .25 of 1% of the average daily net assets of the Class B shares of such Series. International Stock Series' Class B Plan and each Series, Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of the Class B and Class C shares, respectively, and
(ii) a service fee of .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively. The service fee is used to pay for personal service and/or the maintenance of shareholders accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

     Distribution expenses attributable to the sale of Class A, Class B or Class C shares of a Series will be allocated to each class based upon the ratio of sales of each class to the sales of Class A, Class B and Class C shares of such Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Series to which the Plan relates. A Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

     In addition to distribution and service fees paid by each Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z Shares). Such payment may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


     The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.


     The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and each Series' assets which are held by State Street Bank & Trust Company, an independent custodian, are separate and distinct from PSI.


FEE WAIVERS AND SUBSIDY


     PMF may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Series. Fee waivers and expense subsidies will increase a Series' total return.


PORTFOLIO TRANSACTIONS

     Prudential Securities may act as a broker or futures commission merchant for the Series provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT


     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC, (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Series. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.


--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------


     Each Series' net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets, and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The Board of Directors of the Fund has fixed the specific time of day for the computation of each Series' net asset value to be as of 4:15 P.M., New York time.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Funds' Board of Directors. See "Net Asset Value" in the Statement of Additional Information.


     Each Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by it or days on which changes in the value of its portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See "Net Asset Value" in the Statement of Additional Information.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares of a Series will generally be higher than the NAV of the other three classes of such Series because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of each class of a Series will tend to converge immediately after the recording of dividends of such Series, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes of such Series.

--------------------------------------------------------------------------------
                       HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------

     From time to time a Series may advertise its total return (including "average annual" total return and "aggregate" total return) and yield in advertisements or sales literature. Total return and yield are calculated separately for Class A, Class B, Class C and Class Z shares. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in a Series would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of such Series) assuming that all distributions and dividends by such Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smoothes out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in a Series over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. A Series may also include comparative performance information in advertising or marketing such Series' shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in each Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Taxation of a Series

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, each Series will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders. See "Taxes" in the Statement of Additional Information.

     Each Series may, from time to time, invest in Passive Foreign Investment Companies (PFICs). In general, PFICs are foreign corporations that own mostly passive assets or that derive 75% or more of their income from passive sources. A Series' investment in PFICs may subject such Series to federal income taxes and a charge in the nature of interest with respect to certain gains and income realized by such Series. Under proposed Treasury regulations, a Series would be able to avoid such taxes and interest by electing to "mark to market" its investments in PFICs, i.e., treat them as sold for fair market value at the end of the year. See "Taxes" in the Statement of Additional Information."

     Under the Internal Revenue Code, special rules apply to the treatment of certain options, futures and forward contracts (Section 1256 contracts). At the end of each year, such investments held by each Series will be required to be "marked to market" for federal income tax purposes, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.


Taxation of Shareholders

     Any dividends out of net taxable investment income, together with distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


     Dividends paid by a Series will be eligible for the 70% dividends-received deduction for corporate shareholders to the extent that such Series' income is derived from certain dividends received from domestic corporations. Capital gains distributions are not eligible for the 70% dividends-received deduction. Under legislation proposed by the Clinton Administration, the dividends-received deduction allowed to corporate shareholders would be reduced from 70% to 50% of eligible dividends and would be subject to additional limitations. It is currently uncertain whether, when or in what form these proposals or other changes to the dividends-received deduction will be enacted into law.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of a Series and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to take into account certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of such Series.

     Distributions by a Series to a shareholder that is a qualified retirement plan would generally not be taxable to participants in the plan. Distributions from a qualified retirement plan (or non-qualified arrangement) to a participant or beneficiary are subject to special rules. These rules vary greatly with individual situations, and potential investors are therefore urged to consult with their own tax advisers.


     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A or Class Z shares or the exchange of Class A shares for Class Z shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

Withholding Taxes


     Under U.S. Treasury Regulations, each Series is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Dividends of net investment income and net short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

     Investment income received by a Series from sources within foreign countries may be subject to foreign income taxes withheld at source. If a Series should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, which is each Series' present intention, such Series may elect to permit its shareholders to take, either as a credit or as a deduction, their proportionate share of the foreign income taxes paid, subject to generally applicable limitations.

Dividends and Distributions

     Each Series expects to distribute annually to its shareholders all of its net investment income and any net capital gains. Dividends paid by a Series with respect to each class of its shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distribution of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

     Dividends and distributions will be paid in additional shares of the relevant Series based on the NAV of each class of such Series on the record date, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividend and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

     When a Series goes "ex-dividend," the NAV of each class of such Series is reduced by the amount of the dividend or distribution allocable to each class. If you buy shares just prior to the ex-dividend date (which generally occurs four business days prior to the record date), the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable distribution. You should, therefore, consider the timing of dividends and distributions when making your purchases.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------


DESCRIPTION OF COMMON STOCK

     Prudential World Fund, Inc. (the Fund) was incorporated in Maryland on February 28, 1984. The Fund is authorized to issue 1 billion shares of common stock, $.01 par value per share, which are currently divided into two portfolios or series, the Global Series and the International Stock Series, each of which consists of 500 million authorized shares. The shares of each Series are divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each consisting of 125 million authorized shares. Each class of common stock of each Series represents an interest in the same assets of the Series to which such shares relate and is identical in all respects except that (i) each class (with the exception of Class Z shares) is subject to different sales charges and distribution and/or service fees), which may affect performance,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

     The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of each Series, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Series under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock of a Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of a Series is entitled to its portion of all of such Series' assets after all debt and expenses of such Series have been paid. Since Class B and Class C shares of a Series generally bear higher distribution expenses than Class A shares of such Series, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders of such Series and to Class Z shareholders of such Series whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.


     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold annual meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business. ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

--------------------------------------------------------------------------------
                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


HOW TO BUY SHARES OF THE FUND

     You may purchase shares of either Series through Prudential Securities, Prusec or directly from the Fund through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price per share is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."


     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.


     The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for investors who qualify to purchase Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors and for purchases made in connection with the "Best Minds" program sponsored by the Distributor. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services."

     Each Series reserves the right to reject any purchase order (including an exchange into a Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares."

     Your dealer is responsible for forwarding payment promptly to a Series. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

     Transactions in Series' shares may be subject to postage and handling charges imposed by your dealer.


     Purchase By Wire. For an initial purchase of shares of a Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential World Fund, Inc. (Global Series or International Stock Series, as the case may be), specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B, Class C or Class Z shares).


     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential World Fund, Inc., (Global Series or International Stock Series) Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN


     Each Series offers four classes of shares (Class A, Class B, Class C and Class Z shares) which allow you to choose the most beneficial sales charge structure for your individual circumstances given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).


                                                            Annual 12b-1 Fees
                                                         (as a % of average daily
                     Sales Charge                                net assets)                 Other Information
            --------------------------------------       --------------------------   ---------------------------------------
  Class A   Maximum initial sales charge of 5% of          .30 of 1% (Currently       Initial sales charge waived or reduced
            the public offering price                      being charged at a rate    for certain purchases
                                                            of .25 of 1%)
  Class B   Maximum contingent deferred sales              1%                         Shares convert to Class A shares
            charge or CDSC of 5% of the lesser of                                     approximately seven years after
            the amount invested or the redemption                                     purchase
            proceeds; declines to zero after six
            years
  Class C   Maximum CDSC of 1% of the lesser               1%                         Shares do not convert to another class
            of the amount invested or the                                             redemption proceeds on redemptions
            made within one year of purchase
  Class Z   None                                           None                       Sold to a limited group of investors


     Each class of shares of a Series represents an interest in the same portfolio of investments of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance,
(ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interest of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

     Financial advisers and other sales agents who sell shares of a Series will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


     In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:


     If you intend to hold your investment in a Series for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.


     All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares unless the purchaser is eligible to purchase Class Z shares. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.

Class A Shares

     The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                          Sales Charge As   Sales Charge As    Dealer Concession
                           Percentage of   Percentage of Net    as Percentage of
   Amount of Purchase     Offering Price    Amount Invested      Offering Price
   --------------------   ---------------  -----------------   -----------------
   $0 to $24,999              5.00%              5.26%               4.75%
   $25,000 to $49,999         4.50               4.71                4.25
   $50,000 to $99,999         4.00               4.17                3.75
   $100,000 to $249,999       3.25               3.36                3.00
   $250,000 to $499,999       2.50               2.56                2.40
   $500,000 to $999,999       2.00               2.04                1.90
   $1,000,000 and above       None               None                None


     The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

     In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.


     Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     PruArray and SmartPath Plans. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code that participate in the Prudential's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan); provided that the plan has at least $1 million in existing assets or 250 eligible employees or participants. The term "existing assets" for this purpose includes stock issued by a PruArray or SmartPath Plan sponsor, shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund, monies invested in The Guaranteed Interest Account, a group annuity insurance product issued by Prudential, and units of The Stable Value Fund, an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in The Guaranteed Interest Account (GIA) and The Stable Value Fund (SVF), provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shars are an investment option of the plan.

     PruArray Association Benefit Plans. Class A shares are also offered at net asset value to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association ("Association") that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at net asset value without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement pIan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's transfer agent.

     PruArray Savings Program. Class A shares are also offered at net asset value to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at net asset value by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to
(i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The Program is offered to companies that have at least 250 eligible employees.


     Special Rules Applicable to Retirement Plans. After a Benefit Plan, participant in the PruArray Savings Program or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.


     Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers and current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,
(e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end fund sponsored by the financial adviser's previous employer (other than a money market fund or other no-load fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Series Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

Class B and Class C Shares


     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "Distributor." In connection with the sale of Class C shares, the Distributor will pay dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


Class Z Shares


     Class Z shares are available for purchase by (i) pension, profit sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the relevant Series is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program sponsored by Prudential Securities (or one of its affiliates) which includes mutual funds as investment options and for which the relevant Series is an available option; and (iii) investors who were, or had executed a letter of intent to become, shareholders of any series of Prudential Dryden Fund (Dryden
Fund) had on or before one or more series of Dryden Fund reorganized or who on that date have investments in certain products for which Dryden Fund provided exchangeability. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee based on a percentage of the net asset value of shares sold by such persons.

     For more information about shares of either Series contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852. Participants in program sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares.

HOW TO SELL YOUR SHARES

     You can redeem shares of a Series at any time for cash at the NAV next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Fund Series Values Its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

     If you hold shares of a Series through Prudential Securities, you must redeem your shares by contacting your Prudential Securities financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     Payment for redemption of recently purchased shares will be delayed until the relevant Series or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

     Redemption In Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Series to make payment wholly or partly in cash, each Series may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of each Series, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How Each Series Values Its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Series, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which each Series is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the relevant Series during any 90-day period for any one shareholder.

     Involuntary Redemption. In order to reduce expenses of a Series, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. A Series will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.

     90-Day Repurchase Privilege. If you redeem your shares of a Series and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Series at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any contingent deferred sales charge or CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Series' Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege may affect federal tax treatment of any gain realized upon redemption. For more information on the rule which disallows a loss on the sale or exchange of shares of the Portfolio which are replaced, see "Taxes, Dividends and Distributions."

Contingent Deferred Sales Charges

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" above and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of your shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                  Contingent Deferred Sales
                                                  Charge as a Percentage of
            Year Since Purchase                      Dollars Invested or
            Payment Made                            Redemption Proceeds
            -------------------                   --------------------------
            First ..............................           5.0%
            Second .............................           4.0%
            Third ..............................           3.0%
            Fourth .............................           2.0%
            Fifth ..............................           1.0%
            Sixth ..............................           1.0%
            Seventh ............................           None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of a Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); thenof amounts representing the cost of shares held beyond the applicable CDSC period, and finally; of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares of a Series at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares of such Series through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.


     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     Waiver of the Contingent Deferred Sales Charges--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above.

     In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will also be waived on the redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.


     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Series Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


     Class B shares of a Series will automatically convert to Class A shares of such Series on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since each Series tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If the conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


     As a shareholder of a Series you have an exchange privilege with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirement of such funds. Class A, Class B, Class C and Class Z shares may be exchanged for Class A, Class B, Class C and Class Z shares, respectively, of another fund on the basis of the relative NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

     In order to exchange shares by telephone, you must authorize the telephone exchange privilege on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Series at 1 (800) 225-1852 to execute a telephone exchange of shares on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. None of the Fund, a Series or their agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. (The Fund, a Series or its agents could be subject to liability if they fail to employ reasonable procedures.) All exchanges will be made on the basis of the relative NAV of the funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


     If you hold shares through Prudential Securities or through a dealer which has entered into a selected dealer agreement with the Series' Distributor, you must exchange your shares by contacting your financial adviser.

     If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and shareholders should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc., at the address noted above.

     Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan -- Class A Shares -- Reduction and Waiver of Initial Sales Charges" above) and to shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


     Participants in any fee-based program for which the relevant Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in PSI's 401(k) Plan, an employee benefit plan sponsored by Prudential Securities Incorporated (the PSI 401(k) Plan), for which the Fund's Class Z shares are an available option and who wish to transfer their Class Z shares out of the PSI 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     Each Series reserves the right to reject any exchange order including exchanges (and market timing transactions) which are of a size and/or frequency engaged in by one or more accounts acting in concert or otherwise, that have or may have an adverse effect on the ability of a Subadviser to manage the relevant portfolio. The determination that such exchanges or activity may have an adverse effect and the determination to reject any exchange order shall be in the discretion of the Manager and the relevant Subadviser.

     The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.


SHAREHOLDER SERVICES


     In addition to the exchange privilege, as a shareholder in a Series, you can take advantage of the following additional services and privileges:


     Automatic Reinvestment of Dividends and/or Distributions Without Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


     Automatic Savings Accumulation Plan (ASAP). Under ASAP you may make regular purchases of a Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.


     Best Minds Program. The Distributor sponsors the Best Minds program pursuant to which the total dollar amount of a client's investment in the program will be allocated equally among shares of the Series and other Prudential Mutual Funds. For more information about this program, you should contact your Prudential Securities financial adviser or Prusec representative.

     Tax Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." See also "Shareholder Investment Account--Systematic Withdrawal Plan" in the Statement of Additional Information.


     Reports to Shareholders. Global Series or International Stock Series, as the case may be, will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses each Series will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Series at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data is available upon request from the Series.

     Shareholder Inquiries. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at 1-800-225-1852 or, from outside the U.S.A., at 1-908-417-7555
(collect).


     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                               [CAMERA READY COPY]



Source: Mercator Asset Management, Subadviser to the International Stock Series.


THE COMPOSITE PERFORMANCE RESULTS PRESENTED ABOVE ARE THOSE OF MERCATOR ASSET MANAGEMENT (MERCATOR), NOT OF EITHER SERIES, AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF EITHER SERIES. As of September, 1996, the Mercator Portfolio was comprised of 16 clients (2 mutual funds, including International Stock Series) having aggregate net assets of approximately $2.0 billion. Mercator's clients' investment objectives, policies and strategies are substantially similar to those of the International Stock Series, although, unlike the International Stock Series, many of such clients are not subject to certain investment limitations, diversification requirements and other restrictions imposed by law upon mutual funds, which, if applicable to all Mercator clients, may have adversely affected composite performance.

Composite performance results reflect reinvestment of dividends and other earnings and are stated net of investment advisory fees. Performance shown represents the time-weighted rate of return for all clients participating in the Mercator Portfolio for at least one full calendar quarter and conforms to the standards set by the Association for Investment Management and Research.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, weighted market capitalization index that reflects stock market performance in Europe, Australasia and the Far East. The index includes reinvestment of dividends, net of withholding taxes. Investors can not buy or invest directly in market indices or averages. Foreign investing involves special risks including currency fluctuations and political, social and economic change.

                               [CAMERA READY COPY]



Source: Mercator Asset Management, Subadviser to the International Stock Series.


THE COMPOSITE PERFORMANCE RESULTS PRESENTED ABOVE ARE THOSE OF MERCATOR ASSET MANAGEMENT (MERCATOR), NOT OF EITHER SERIES, AND SHOULD NOT BE INTERPRETED AS INDICATIVE OF THE FUTURE PERFORMANCE OF EITHER SERIES. As of September, 1996, the Mercator Portfolio was comprised of 16 clients (2 mutual funds, including International Stock Series) having aggregate net assets of approximately $2.0 billion. Mercator's clients' investment objectives, policies and strategies are substantially similar to those of the International Stock Series, although, unlike the International Stock Series, many of such clients are not subject to certain investment limitations, diversification requirements and other restrictions imposed by law upon mutual funds, which, if applicable to all Mercator clients, may have adversely affected composite performance.

Composite performance results reflect reinvestment of dividends and other earnings and are stated net of investment advisory fees. Performance shown represents the time-weighted rate of return for all clients participating in the Mercator Portfolio for at least one full calendar quarter and conforms to the standards set by the Association for Investment Management and Research.

The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, weighted market capitalization index that reflects stock market performance in Europe, Australasia and the Far East. The index includes reinvestment of dividends, net of withholding taxes. Investors can not buy or invest directly in market indices or averages. Foreign investing involves special risks including currency fluctuations and political, social and economic change.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

     Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at 1
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

-------------------------------------------
      Taxable Bond Funds
-------------------------------------------
  Prudential Diversified Bond Fund, Inc.
  Prudential Government Income Fund, Inc.
  Prudential Government Securities Trust
   Short-Intermediate Term Series
  Prudential High Yield Fund, Inc.
  Prudential Mortgage Income Fund, Inc.
  Prudential Structured Maturity Fund, Inc.
   Income Portfolio
  The BlackRock Government Income Trust

-------------------------------------------
      Tax-Exempt Bond Funds
-------------------------------------------
  Prudential California Municipal Fund
   California Series
   California Income Series
  Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate  Series
  Prudential Municipal Series Fund
   Florida Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
  Prudential National Municipals Fund, Inc.

-------------------------------------------
      Global Funds
-------------------------------------------
  Prudential Europe Growth Fund, Inc.
  Prudential Global Genesis Fund, Inc.
  Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
  Prudential Intermediate Global Income Fund, Inc.
  Prudential Natural Resources Fund, Inc.
  Prudential Pacific Growth Fund, Inc.
  Prudential World Fund, Inc.
   Global Series
   International Stock Series
  The Global Government Plus Fund, Inc.
  The Global Total Health Fund, Inc.
  Global Utility Fund, Inc.

-------------------------------------------
      Equity Funds
-------------------------------------------
  Prudential Allocation Fund
   Balanced  Portfolio
   Strategy Portfolio
  Prudential Distressed Securities Fund, Inc.
  Prudential Dryden Fund
   Prudential Active Balance Fund
   Prudential Stock Index Fund
  Prudential Emerging Growth Fund, Inc.
  Prudential Equity Fund, Inc.
  Prudential Equity Income Fund
  Prudential Jennison Series Fund, Inc.
   Prudential Jennison Growth Fund
   Prudential Jennison Growth & Income Fund
  Prudential Multi-Sector Fund, Inc.
  Prudential Small Companies Fund, Inc.
  Prudential Utility Fund, Inc.
  Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

-------------------------------------------
      Money Market Funds
-------------------------------------------
  o  Taxable Money Market Funds
  Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
  Prudential Special Money Market Fund, Inc.
   Money Market Series
  Prudential MoneyMart Assets, Inc.
  o  Tax-Free Money Market Funds
  Prudential Tax-Free Money Fund, Inc.
  Prudential California Municipal Fund
   California Money Market Series
  Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
  o  Command Funds
  Command Money Fund
  Command Government Fund
  Command Tax-Free Fund
  o  Institutional Money Market Funds
  Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

  No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================
                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SERIES HIGHLIGHTS ..........................................................   2
 Risk Factors and Special Characteristics ..................................   2

FUND EXPENSES ..............................................................   5
HOW THE FUND INVESTS .......................................................  12
 Investment Objectives and Policies ........................................  12
 Hedging and Return Enhancement Strategies .................................  15
 Other Investment Practices ................................................  19
 Risks and Special Considerations ..........................................  21
 Investment Restrictions ...................................................  22
HOW THE FUND IS MANAGED ....................................................  22
 Manager ...................................................................  22
 Subadvisers ...............................................................  22
 Distributor ...............................................................  23
 Fee Waivers and Subsidy ...................................................  25
 Portfolio Transactions ....................................................  25
 Custodian and Transfer and Dividend Disbursing Agent ......................  25
HOW THE FUND VALUES ITS SHARES .............................................  25
HOW THE FUND CALCULATES PERFORMANCE ........................................  26
TAXES, DIVIDENDS AND DISTRIBUTIONS .........................................  26
GENERAL INFORMATION ........................................................  28
 Description of Common Stock ...............................................  28
 Additional Information ....................................................  29
SHAREHOLDER GUIDE ..........................................................  29
 How to Buy Shares of the Fund .............................................  29
 Alternative Purchase Plan .................................................  30
 How to Sell Your Shares ...................................................  34
 Conversion Feature--Class B Shares ........................................  37
 How to Exchange Your Shares ...............................................  37
 Shareholder Services ......................................................  39
INFORMATION ABOUT MERCATOR ASSET MANAGEMENT ................................ A-1
THE PRUDENTIAL MUTUAL FUND FAMILY .......................................... B-1

================================================================================
115A                                                                     444010J


--------------------------------------------------------------------------------
                                     CUSIP NOS.:

                          GLOBAL SERIES      INT'L STOCK SERIES

     Class A ...........   743969107              743969503
     Class B ...........   743969206              743969602
     Class C ...........   743969305              743969701
     Class Z ...........   743969404              743969800

--------------------------------------------------------------------------------

Prudential
World
Fund, Inc.


o  Global Series


----------------------------


o  International
   Stock Series

                                                            PROSPECTUS
                                                            January 16, 1997



                                                            [Logo] Prudential
                                                                   Investments

                           PRUDENTIAL WORLD FUND, INC.

                                 o Global Series

                          o International Stock Series

                       Statement of Additional Information
                                January 16, 1997

     Prudential World Fund, Inc. (the Fund) is an open-end, diversified management investment company presently consisting of two series.

     Global Series' investment objective is to seek long-term growth of capital, with income as a secondary objective. Global Series will seek to achieve its objective through investment in a diversified portfolio of securities which will consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. There can be no assurance that Global Series' investment objective will be achieved. See "Investment Objectives and Policies."

     International Stock Series' investment objective is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Stock Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stocks and preferred stocks of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stocks, preferred stocks, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. There can be no assurance that International Stock Series' investment objective will be achieved. See "Investment Objectives and Policies."

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and its telephone number is(800) 225-1852.


     Prior to June 21, 1996, the name of the Fund was Prudential Global Fund,
Inc.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated January 16, 1997, a copy of which may be obtained from the Fund at the address noted above.


                              TABLE OF CONTENTS

                                                               Cross-reference
                                                                 to page in
                                                           Page  Prospectus
                                                           ---- --------------


Investment Objectives and Policies                         B-2       12
Investment Restrictions                                    B-14      22
Directors and Officers                                     B-15      22
Manager                                                    B-18      22
Distributor                                                B-20      23
Net Asset Value                                            B-21      25
Portfolio Transactions and Brokerage                       B-22      25
Purchase and Redemption of Series Shares                   B-23      25
Shareholder Investment Account                             B-26      29
Performance Information                                    B-30      39
Taxes                                                      B-32      26
Custodian, Transfer and Dividend Disbursing Agent and
  Independent Accountants                                  B-35      25
Appendix--General Investment Information                  App-1      --
Appendix--Historical Performance Data                     App-2      --
Appendix--Information Relating to the Prudential          App-6      --
Appendix--Description of S&P, Moody's and
            Duff & Phelps Ratings                         App-9      --



--------------------------------------------------------------------------------
MF115B-1

                       INVESTMENT OBJECTIVES AND POLICIES

     Global Series: The investment objective of the Global Series is to seek long-term growth of capital, with income as a secondary objective. Global Series will seek to achieve its objective through investment in a diversified portfolio of securities which consist of marketable securities of U.S. and non-U.S. issuers. Global Series may invest in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks, bonds and other debt obligations, including money market instruments, of foreign and domestic companies and governments, governmental agencies and international organizations. Global Series has no fixed policy with respect to portfolio turnover; however, it is anticipated that Global Series' annual portfolio turnover rate will not normally exceed 100%, though Global Series is not restricted from investing in short-term obligations. There can be no assurance that Global Series' investment objective will be achieved. For a further description of the Global Series' investment objective and policies, see "How the Fund Invests--Investment Objectives and Policies" in the Prospectus.

     International Stock Series: The investment objective of International Stock Series is to seek long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. International Stock Series will seek to achieve its objective primarily through investment in a diversified portfolio of securities which will consist of equity securities of foreign issuers. International Stock Series will, under normal circumstances, invest at least 65% of the value of its total assets in common stocks and preferred stocks of issuers located in at least three foreign countries. International Stock Series may invest up to 35% of its total assets in (i) other equity-related securities of foreign issuers; (ii) common stocks, preferred stocks, and other equity-related securities of U.S. issuers; (iii) investment grade debt securities of domestic and foreign corporations, governments, governmental entities, and supranational entities; and (iv) high-quality domestic money market instruments and short-term fixed income securities. Although International Stock Series does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that securities must be held by International Stock Series and International Stock Series' annual portfolio turnover rate may vary significantly from year to year. A higher portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne directly by International Stock Series, as well as additional realized gains and/or losses to shareholders. There can be no assurance that International Stock Series' investment objective will be achieved. For a further description of International Stock Series' investment objective and policies, see "How the Fund Invests--Investment Objectives and Policies" in the Prospectus.


U.S. Government Securities


     Securities issued or guaranteed by the U.S. Government or one of its agencies, authorities or instrumentalities in which each Series may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. Government, including the Federal Housing Administration, Farmers' Home Administration, Export-Import Bank of the U.S. Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Series will invest in obligations issued by an instrumentality of the U.S. Government only if the relevant Series' Subadviser determines that the instrumentality's credit risk does not render its securities unsuitable for investment by the relevant Series. For further information, see "Mortgage-Related Securities" below.


Repurchase Agreements and Reverse Repurchase Agreements


     Each Series may enter into repurchase agreements, and International Stock Series may enter into reverse repurchase agreements, with banks and securities dealers which meet the creditworthiness standards established by the Board of Directors ("Qualified Institutions"). The relevant Subadviser will monitor the continued creditworthness of Qualified Institutions, subject to the oversight of the Manager and the Board of Directors. These agreements permit a Series to keep all its assets earning interest while retaining "overnight" flexibility to pursue investment of a longer-term nature.

     The use of repurchase agreements and reverse repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the agreement will be held by the Custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the counterparty fails to resell or repurchase the securities, a Series may suffer a loss to the extent proceeds from the sale of the underlying collateral are less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Series may decline below the price of the securities such Series has sold but is obligated to repurchase.


Fixed Income Securities

     In general, the ratings of Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P Ratings"), Duff and Phelps, Inc. ("Duff & Phelps") and other nationally recognized statistical rating organizations ("NRSROs") represent the opinions of those organizations as to the quality of debt obligations that they rate. These ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be among the initial criteria used for the selection of portfolio securities. Among the factors that the rating agencies consider are the long-term ability of the issuer to pay principal and interest and general economic trends.


     Subsequent to its purchase by a Series, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event will require the sale of the debt obligation by a Series, but such Series' Subadviser will consider the event in its determination of whether such Series should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of Moody's, S&P Ratings, Duff & Phelps or other NRSRO, a Series will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies. The Appendix to this Statement of Additional Information contains further information concerning the ratings of Moody's, S&P Ratings and Duff & Phelps and their significance.

     Each Series may invest, to a limited extent, in debt securities rated in the lowest category of investment grade debt (i.e., Baa by Moody's or BBB by S&P Ratings) these securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

     Non-investment grade fixed income securities are rated lower than Baa/BBB (or the equivalent rating or, if not rated, determined by the Subadviser to be of comparable quality to securities so rated) and are commonly referred to as high risk or high yield securities or "junk" bonds. High yield securities are generally riskier than higher quality securities and are subject to more credit risk, including risk of default, and the prices of such securities are more volatile than higher quality securities. Such securities may also have less liquidity than higher quality securities. International Stock Series is not authorized to invest in excess of 5% of its net assets in non-investment grade fixed income securities. Global Series will invest only in investment grade fixed income securities.

     The markets in which medium and lower-rated securities (or unrated securities that are equivalent to medium and lower-rated securities) are traded are generally more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for International Stock Series to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of debt securities for International Stock Series to purchase and may also have the effect of limiting the ability of International Stock Series to sell debt securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated fixed income securities present risks based on payment expectations. If an issuer calls the obligation for redemption, International Stock Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of fixed income securities moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by International Stock Series may decline proportionately more than if the Series consisted of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. If International Stock Series experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by International Stock Series and increasing the exposure of International Stock Series to the risks of lower-rated securities.


When-Issued and Delayed Delivery Securities


     To secure prices deemed advantageous at a particular time, each Series may purchase securities on a when-issued or delayed delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made at the same time or prior to the reciprocal delivery or payment by the other party to the transaction. A Series will enter into when-issued or delayed delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Series may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

     Securities purchased on a when-issued or delayed delivery basis may expose a Series to risk because the securities may experience fluctuations in value prior to their actual delivery. A Series does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.


Forward Rolls and Dollar Rolls


     Forward roll and dollar roll transactions involve the risk that the market value of the securities sold by International Stock Series may decline below the repurchase price of those securities. At the time International Stock Series enters into a forward roll transaction, it will place in a segregated account with its Custodian cash and liquid assets having a value equal to the repurchase price (including accrued interest). "Liquid Assets" as used in the Fund's Prospectus and Statement of Additional Information, include U.S. Government securities, equity securities, investment grade debt obligations or other liquid unencumbered assets.


Mortgage-Related Securities

     Mortgage-backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage-backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate, but generally not timely collection of principal by FHLMC. The obligations of the FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.


     Each Series expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, each Series, consistent with its investment objective and policies, will consider making investments in those new types of securities.

     Each Series may also invest in pass-through securities backed by adjustable rate mortgages that have been issued by GNMA, FNMA and FHLMC or private issuers. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages.


     The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.


     Because prepayments of principal generally occur when interest rates are declining, it is likely that a Series will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Series' yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Series purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

     Government stripped mortgage-related interest-only ("IOs") and principal only ("POs") securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that a Series will be able to effect a trade of IOs or POs at a time when it wishes to do so. A Series will acquire IOs and POs only if, in the opinion of the Series' Subadviser, a secondary market for the securities exists at the time of acquisition, or is subsequently expected. A Series will treat IOs and POs that are not U.S. Government securities as illiquid and will limit its investments in these securities, together with other illiquid investments, in order not to hold more than 5% in the case of Global Series, and 15% in the case of International Series, of its net assets in illiquid securities. With respect to IOs and POs that are issued by the U.S. Government, a Subadviser, subject to the supervision of the Manager and the Board of Directors, may determine that such securities are liquid, if they determine the securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

     Investing in IOs and POs involves the risks normally associated with investing in government and government agency mortgage-related securities. In addition, the yields on IOs and POs are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on IOs and increasing the yield to maturity on POs. Sufficiently high prepayment rates could result in a Series not fully recovering its initial investment in an IO.

     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of a Series' Subadviser, the investment restriction limiting such Series' investment in illiquid instruments will apply.


Collateralized Mortgage Obligations


     Each Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs (PAC Bonds). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     In reliance on SEC rules and orders, the Series' investments in certain qualifying CMOs, including CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not subject to the Investment Company Act of 1940, as amended (Investment Company Act) limitation on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs and REMICs must be unmanaged, fixed-asset issuers that (i) invest primarily in mortgage-backed securities, (ii) do not issue redeemable securities, (iii) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (iv) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Series selects CMOs or REMICs that do not meet the above requirements, the Series may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.


Asset-Backed Securities

     The value of these securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.

Securities Lending


     Each Series will enter into securities lending transactions only with Qualified Institutions. A Series will comply with the following conditions whenever it lends securities: (i) such Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the value of the loan is "marked-to-market" on a daily basis; (iii) such Series must be able to terminate the loan at any time; (iv) such Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, such Series must terminate the loan and regain the right to vote the securities. A Series may pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. In these transactions, there are risks of delay in recovery and in some cases even of loss of rights in the collateral should the borrower of the securities fail financially.

Borrowing


     Each Series may borrow from time to time, at its Subadviser's discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in such Subadviser's opinion, unusual market conditions otherwise make it advantageous for the Series to increase its investment capacity. A Series will only borrow when there is an expectation that it will benefit after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Series creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate rate changes in the net asset value of such Series' shares and in the yield on the Series. International Stock Series does not intend to borrow more than 5% of its total assets for investment purposes, although it may borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes and for the clearance of transactions.


Securities of Foreign Issuers


     The value of a Series' foreign investments may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of the Series' assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions and exchange control regulation.

     The economies of many of the countries in which a Series may invest are not as developed as the economy of the U.S. and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets, could also adversely affect the value of investments.

     Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Series may be reduced by a withholding tax at the source which would reduce dividend income payable to shareholders.

     Brokerage commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S. are likely to be higher. The securities markets in many of the countries in which a Series may invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid and more volatile than comparable U.S. securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations.


Liquidity Puts


     International Stock Series may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield, within a specified period prior to the maturity date of the instruments. This instrument is commonly known as a "put bond" or a "tender option bond."

     Consistent with International Stock Series' investment objective, International Stock Series may purchase a put so that it will be fully invested in securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Series will generally exercise the puts or tender options on their expiration date when the exercise price is higher than the current market price for the related fixed income security. Puts or tender options may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of International Stock Series' shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Subadvisor for the International Stock Series revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts or tender options prior to their expiration date and in selecting which puts or tender options to exercise in such circumstances, International Stock Series' Subadviser considers, among other things, the amount of cash available to International Stock Series, the expiration dates of the available puts or tender options, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in International Stock Series.

     These instruments are not deemed to be "put options" for purposes of International Stock Series' investment restrictions.


Options on Securities and Securities Indices


     A number of risk factors are associated with options transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, at any particular time. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, such Series will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Series is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. The ability to terminate over-the-counter ("OTC") option positions is more limited than the ability to terminate exchange-traded option positions because the Series would have to negotiate directly with a counterparty. In addition, with OTC options, there is a risk that the counterparty in such transactions will not fulfill its obligations.

     A Series pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Series' turnover rate. A Series' transactions in options may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. Global Series will not write put options on indices.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Series writes a call option on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Series can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Series cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Series could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Series as the call writer will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Series has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the relevant Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     A Series will not purchase put options or call options if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of such Series net assets. The aggregate value of the obligations underlying put options will not exceed 25% of the relevant Series' net assets.

     Except as described below, the Global Series will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Global Series writes a call option on a broadly-based stock market index, the Global Series will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, U.S. Government securities, liquid high-grade debt securities or a portfolio of stocks substantially replicating the movement of the index, in the judgment of the Global Series' investment adviser, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

     If the Global Series has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Global Series' holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Global Series will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Global Series writes a call on an index which is in-the-money at the time the call is written, the Global Series will segregate with its Custodian or pledge to the broker as collateral cash, short-term U.S. Government securities or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Global Series' obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Global Series has not written a stock call option and which has not been hedged by the Global Series by the sale of stock index futures. However, if the Global Series holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade short-term obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

     Options Transactions. A Series would normally purchase call options to attempt to hedge against an increase in the market value of the type of securities in which the Series may invest. The purchase of a call option would entitle a Series, in return for the premium paid, to purchase specified securities at a specified price, upon exercise of the option, during the option period. A Series would ordinarily realize a gain if, during the options period, the value of such securities exceeds the sum of the exercise price, the premium paid and transaction costs; otherwise, the Series would realize a loss on the purchase of the call option. A Series may also write a put option, which can serve as a limited long hedge because increases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the option will be exercised and the Series will be obligated to buy the security at more than its market value.

     A Series would normally purchase put options to hedge against a decline in the market value of securities in its portfolio ("protective puts"). The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell specified securities at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of underlying Series' securities. A Series would ordinarily realize a gain if, during the option period, the value of the underlying securities decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise, a Series would realize a loss on the purchase of the put option. A Series may also write a call option, which can serve as a limited short hedge because decreases in value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Series will be obligated to sell the security at less than its market value.


     Risks of Transactions in Stock Options. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series will generally write only those options for which there appears to be an active secondary market,there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Risks of Options on Indices. A Series' purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Series of options on indices would be subject to a Subadviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Series would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to such Series. It is each Series' policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.


     Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Series will not purchase or sell any index option contract unless and until, in the relevant Subadviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

     Special Risks of Writing Calls on Indices. Because exercises of index options are settled in cash, a call writer such as the Series cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Global Series will write call options on indices only under the circumstances described under the circumstances described above under "Options on Securities and Securities Indices".

     Price movements in a Series' portfolio probably will not correlate precisely with movements in the level of the index and, therefore, a Series bears the risk that the price of the securities held by the Series may not increase as much as the index. In such event, a Series would bear a loss on the call which is not completely offset by movements in the price of the its portfolio. It is also possible that the index may rise when a Series' portfolio of stocks does not rise. If this occurred, the relevant Series would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Series' portfolio in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

     Unless a Series has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if such Series fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of such Series' total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When a Series has written a call, there is also a risk that the market may decline between the time such Series has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time such Series is able to sell securities in its portfolio. As with stock options, a Series will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where a Series would be able to deliver the underlying securities in settlement, such Series may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which a Series has written is "covered" by an index call held by such Series with the same strike price, such Series will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Series exercises the call it holds or the time such Series sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

     Special Risks of Purchasing Puts and Calls on Indices. If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, such Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although such Series may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Global Series will not write put options on indices.

     Special Risks of Purchasing OTC Options. When a Series writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the relevant Series originally wrote the OTC option. Any such cancellation, if agreed to, may require the relevant Series to pay a premium to the counterparty. While a Series will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with such Series, there can be no assurance that such Series will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Series is able to effect a closing purchase transaction in a covered OTC call option the such Series has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Series could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Series would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Series will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Series may be unable to liquidate an OTC option.

     In entering into OTC options, a Series will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such event, a Series may lose the benefit of the transaction. The value of an OTC option to a Series is dependent upon the financial viability of the counterparty. If a Series decides to enter into transactions in OTC options, the relevant Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

     Stock Index Futures. Global Series will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in Global Series' portfolio or which it intends to purchase. Global Series will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of Global Series. [The Global Series may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of Global Series' net assets]. Global Series also may not purchase or sell stock index futures for risk management purposes if, immediately thereafter, the sum of the amount of margin deposits on Global Series' existing futures positions and premiums paid for such options would exceed 5% of the liquidation value of the Global Series' total assets after taking into account unrealized profits and unrealized losses on any such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase and sale of stock index futures for bona fide hedging purposes. In instances involving the purchase of stock index futures contracts by the Global Series, an amount of cash, short-term U.S. Government securities or other high-grade short-term debt obligations, equal to the market value of the futures contracts, may be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "community pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all commodity futures or commodity options transactions constitute bona fide hedging transactions within the meaning of the CFTC's regulations. The Global Series will use stock index futures and options on futures as described herein in a manner consistent with this requirement. The Global Series may also enter into commodity futures or commodity options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of Global Series' total assets.

Foreign Currency Forward Contracts, Options and Futures Transactions

     There is no limitation on the value of forward contracts into which a Series may enter. However, a Series' transactions in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Series generally arising in connection with the purchase or sale of its securities and accruals of interest or dividends receivable and Series expenses. Position hedging is the sale of a foreign currency with respect to security positions denominated or quoted in that currency. A Series may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities, denominated or quoted in, or currently convertible into, such currency. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

     A Series may enter into a forward contract to hedge against risk in the following circumstances: (i) during the time period when such Series contracts for the purchase or sale of a security denominated in a foreign currency, or
(ii) when such Series anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, such Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when a Series' Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, such Series may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of a Series denominated in such foreign currency. Further, a Series may enter into a forward contract in one foreign currency, or basket of currencies, to hedge against the decline or increase in value in another foreign currency. Use of a different currency or basket of currencies magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

     Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. Failure by a Series' counterparty to make or take delivery of the underlying currency at the maturity of the forward contract would result in the loss to such Series of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency contract at any time prior to maturity. In either event, such Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

     A Series may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) and OTC options for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on securities, except that a Series has the right to take or make delivery of a specified amount of foreign currency, rather than securities.

     Generally, OTC foreign currency options used by a Series are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     If a Series' Subadviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), such Series may purchase call options or write put options on the foreign currency. A Series could also enter into a long forward contract or a long futures contract on such currency, or purchase a call option, or write a put option, on a currency futures contract. The use of such instruments could offset, at least partially, the effects of the adverse movements of the exchange rates.


Foreign Currency Strategies--Special Considerations


     A Series may use options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts, to hedge against movements in the values of the foreign currencies in which such Series' securities are denominated. Such currency hedges can protect against price movements in a security that a Series owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     A Series might seek to hedge against changes in the value of a particular currency when no futures contract, forward contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, a Series may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which such Series' Subadvisor believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The value of futures contracts, options on futures contracts, forward contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts, forward contracts or options, a Series could be disadvantaged by dealing in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts or options until they reopen.

     Settlement of futures contracts, forward contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Series might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.


Covered Forward Currency Contracts, Futures Contracts and Options


     Transactions using forward currency contracts, futures contracts and options (other than options that the Series has purchased) expose a Series to an obligation to another party. A Series will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts, or (2) liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Series will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account with its Custodian in the prescribed amount.


     Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Series' assets to cover segregated accounts could impede portfolio management or the Series' ability to meet redemption requests or other current obligations.


Limitations on Purchase and Sale of Options on Foreign Currencies and Futures Contracts on Foreign Currencies

     Global Series will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of Global Series' total net assets.

Risks of Transactions in Options on Foreign Currencies

     An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Series will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Series as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Series intend to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.


Risks of Options on Foreign Currencies


     Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Risks and Special Considerations," including government actions affecting currency valuation and the movements of currencies from one country to another. The quality of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.


Risks of Transactions in Futures Contracts

     There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Subadviser may still not result in a successful hedging transaction.

     Although a Series will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Series could not close a futures position and the value of such position declined, such Series would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Eurodollar.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the Series' futures or options transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Series will use currency futures and options on futures in a manner consistent with this requirement. The Series may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the relevant Series' total assets.

     Successful use of futures contracts by a Series is also subject to the ability of such Series' Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Series has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, such Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if such Series has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which a Series may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


Options on Futures Contracts

     An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options can be purchased or written with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, Japanese Yen, Swiss Franc, Deutsche Mark and Eurodollar.

     The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.



Illiquid Securities


     Global Series may hold up to 5%, and International Stock Series may hold up to 15%, of its net assets in illiquid securities. Illiquid securities include repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadvisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

     Restricted securities eligible for resale pursuant to Rule 144A and commercial paper for which there is a readily available market will not be deemed illiquid. The Subadvisers will monitor the liquidity of such restricted securities, subject to the supervision of the Manager and the Board of Directors. In reaching liquidity decisions, Subadvisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the relevant Subadviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


Other Investment Techniques


     Each Series may take advantage of opportunities in the area of options and futures contracts and any other derivative instruments that are not presently contemplated for use by it or that are not currently available but that may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for it. Before entering into such transactions or making any such investment, a Series will provide appropriate disclosure in its Prospectus.

                             INVESTMENT RESTRICTIONS

     The investment restrictions listed below have been adopted by the indicated Series as fundamental policies, except as otherwise indicated. Under the Investment Company Act, a fundamental policy of a Series may not be changed without the vote of a majority of the outstanding voting securities of such Series. As defined in the Investment Company Act, a "majority of a Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any asset from a Series.

     Global Series may not:

     1. Purchase securities on margin (but Global Series may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by Global Series of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position.

     3. Issue senior securities, borrow money or pledge its assets, except that Global Series may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Global Series may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign exchange contracts, options and futures contracts and any collateral arrangements with respect to the purchase and sale of forward foreign exchange contracts, options and futures contracts are not deemed to be the issuance of a senior security or a pledge of assets.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result: (i) with respect to 75% of Global Series' total assets, more than 5% of Global Series' total assets (taken at current value) would then be invested in securities of a single issuer, or
(ii) more than 25% of Global Series' total assets (taken at current value) would be invested in a single industry.

     5. Purchase any security if as a result the Global Series would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Buy or sell commodities or commodity contracts or real estate or invest in real estate, although it may purchase or sell securities which are secured by real estate and securities of companies which invest or deal in real estate (for the purposes of this restriction, stock options, options on debt securities, options on stock indices, stock indices futures, options on stock index futures, futures contracts on currencies, options on such contracts and forward foreign exchange contracts are not deemed to be a commodity or commodity contract).

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     10. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

     11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of Global Series' total assets).

     12. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

     International Stock Series may not:

     1. Purchase any security if, as a result, with respect to 75% of International Stock Series' total assets, more than 5% of the value of its total assets (determined at the time of investment) would then be invested in the securities of any one issuer.

     2. Purchase a security if more than 10% of the outstanding voting securities of any one issuer would be held by International Stock Series.

     3. Purchase a security if, as a result, 25% or more of the value of its total assets (determined at the time of investment) would be invested in securities of one or more issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Purchase or sell real estate or interests therein (including limited partnership interests), although International Stock Series may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     5. Purchase or sell commodities or commodity futures contracts, except that International Stock Series may purchase and sell financial futures contracts and options thereon and that forward contracts are not deemed to be commodities or commodity futures contracts.

     6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that International Stock Series may invest in the securities of companies which operate, invest in or sponsor such programs.

     7. Issue senior securities, borrow money or pledge its assets, except that International Stock Series may borrow from banks or through forward rolls, dollar rolls or reverse repurchase agreements up to 20% of the value of its total assets to take advantage of investment opportunities, for temporary, extraordinary or emergency purposes, or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed-delivery basis; the purchase and sale of options, financial futures contracts and options thereon; the entry into repurchase agreements and collateral and margin arrangements with respect to any of the foregoing, will not be deemed to be a pledge of assets nor the issuance of senior securities.

     8. Make loans except by the purchase of fixed income securities in which International Stock Series may invest consistently with its investment objective and policies or by use of reverse repurchase and repurchase agreements, forward rolls, dollar rolls and securities lending arrangements.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by International Stock Series of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

     11. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Series may be deemed to be an underwriter under certain federal securities laws. International Stock Series has no limit with respect to investments in restricted securities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Series' assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings, as required by applicable law.


                             DIRECTORS AND OFFICERS


                            Position with       Principal Occupation
Name, Address and Age(1)        Fund           During Past Five Years
------------------------    -------------      ----------------------
Edward D. Beach (71)        Director         President and Director of BMC Fund,
                                               Inc., a closed-end investment
                                               company; prior thereto, Vice
                                               Chairman of Broyhill Furniture
                                               Industries, Inc.; Certified
                                               Public Accountant; Secretary and
                                               Treasurer of Broyhill Family
                                               Foundation, Inc.; Chairman of the
                                               Board of Trustees of Mars Hill
                                               College.

Stephen C. Eyre (73)        Director         Executive Director of The John A.
                                               Hartford Foundation, Inc.
                                               (charitable foundation) (since
                                               May 1985); Director of Faircom,
                                               Inc.; Trustee Emeritus of Pace
                                               University.

Delayne Dedrick Gold (58)   Director         Marketing and Management
                                               Consultant.

* Robert F. Gunia (49)      Vice President   Comptroller, Prudential Investments
                             and Director      (since May 1996); Senior Vice
                                               President (since March 1987) of
                                               Prudential Securities
                                               Incorporated (Prudential
                                               Securities); Director (since June
                                               1987), Prudential Mutual Fund
                                               Services, Inc. (PMFS); Executive
                                               Vice President and Treasurer PMF,
                                               and formerly Chief Administrative
                                               Officer (July 1990-September
                                               1996), Director (January
                                               1989-September 1996), Executive
                                               Vice President, Treasurer and
                                               Chief Financial Officer (June
                                               1987-September 1996) of
                                               Prudential Mutual Fund
                                               Management, Inc., Vice President
                                               and Director of The Asia Pacific
                                               Fund, Inc. (since May 1989).

Don G. Hoff (60)            Director         Chairman and Chief Executive
                                               Officer of Intertec, Inc.
                                               (investments) since 1980;
                                               Chairman and CEO of EHS, Inc.;
                                               Director of Innovative Capital
                                               Management, Inc., The Asia
                                               Pacific Fund, Inc. and The
                                               Greater China Fund, Inc.

                            Position with       Principal Occupation
Name, Address and Age(1)        Fund           During Past Five Years
------------------------    -------------      ----------------------
Robert E. LaBlanc (62)      Director         President of Robert E. LaBlanc
                                               Associates, Inc.
                                               (telecommunications) since 1981;
                                               formerly General Partner at
                                               Salomon Brothers; formerly Vice
                                               Chairman of Continental Telecom;
                                               Director of Storage Technology
                                               Corporation, Titan Corporation,
                                               Tribune Company; Trustee of
                                               Manhattan College.

* Mendel A. Melzer (35)     Director         Chief Investment Officer (since
                                               September1996); formerly Chief
                                               Financial Officer (November
                                               1995-October 1996) of Prudential
                                               Investments; formerly Senior Vice
                                               President and Chief Financial
                                               Officer of Prudential Preferred
                                               Financial Services (April
                                               1993-November 1995); Managing
                                               Director of Prudential Investment
                                               Advisors (April 1991-April 1993),
                                               Senior Vice President of
                                               Prudential Capital Corporation
                                               (July 1989-April 1991); Chairman
                                               and Director of Prudential Series
                                               Fund, Inc.

* Richard A. Redeker (53)   President and    Employee of Prudential Investments,
                             Director former President, Chief Executive Officer and Director (October
                                               1993-September 1996) of PMF;
                                               former Executive Vice President,
                                               Director and Member of the
                                               Operating Committee
                                               (1993-September 1996). Prudential
                                               Securities; Director (since
                                               October 1993) of Prudential
                                               Securities Group, Inc.; formerly
                                               Senior Executive Vice President
                                               and Director of Kemper Financial
                                               Services, Inc. (September
                                               1978-September 1993).

Robin B. Smith (57)         Director         Chairman (since August 1996) and
                                               Chief Executive Officer (since
                                               January 1988), formerly President
                                               (September 1981-August 1996) of
                                               Publishers Clearing House;
                                               Director of BellSouth
                                               Corporation, The Omnicom Group,
                                               Inc., Texaco Inc., Spring
                                               Industries Inc. and Kmart
                                               Corporation.

Stephen Stoneburn (53)      Director         President and Chief Executive
                                               Officer of Quadrant Media Corp.
                                               (a publishing company) (since
                                               June 1996); formerly President of
                                               Argus Integrated Media, Inc.
                                               (June 1995-June 1996); formerly
                                               Senior Vice President and
                                               Managing Director, Cowles
                                               Business Media (January
                                               1993-1995); prior thereto, Senior
                                               Vice President (January 1991-
                                               1992) and Publishing Vice
                                               President (May 1989-December
                                               1990) of Gralla Publications (a
                                               division of United Newspapers,
                                               U.K.); formerly Senior Vice
                                               President of Fairchild
                                               Publications, Inc.

Nancy H. Teeters (66)       Director         Economist; formerly Vice President
                                               and Chief Economist (March 1986-
                                               June 1990) of International
                                               Business Machines Corporation;
                                               former Member of the Board of
                                               Governors of the Horace Rackham
                                               School of Graduate Studies of the
                                               Univertsity of Michigan; Director
                                               of Inland Steel Corporation
                                               (since July 1991).

David W. Drasnin (58)       Vice President   Vice President and Branch Manager
39 Public Square                               of Prudential Securities.
Suite 500
Wilkes Barre, PA

S. Jane Rose (50)           Secretary        Senior Vice President and Senior
                                               Counsel of PMF; Senior Vice
                                               President and Senior Counsel of
                                               Prudential Securities (since July
                                               1992); formerly Vice President
                                               and Associate General Counsel of
                                               Prudential Securities.

                            Position with       Principal Occupation
Name, Address and Age(1)        Fund           During Past Five Years
------------------------    -------------      ----------------------
Ellyn C. Vogin (35)         Assistant        Vice President and Associate
                            Secretary          General Counsel of Prudential
                                               Securities and PMF (since March
                                               1995); prior thereto, associated
                                               with the law firm of Fulbright &
                                               Jaworski L.L.P.

Grace C. Torres (37)        Treasurer and    First Vice President (since March
                            Principal          1994) of PMF; First Vice
                            Financial and      President (since March 1994) of
                            Accounting         Prudential Securities; Vice
                            Officer            President of Bankers Trust (July
                                               1989-March 1994).

Stephen M. Ungerman (43)    Assistant        First Vice President (since
                            Treasurer          February 1993) of PMF; Tax
                                               Director of Prudential
                                               Investments and the Private Asset
                                               Group of The Prudential Insurance
                                               Company of America (since March
                                               1996); prior thereto, Senior Tax
                                               Manager of Price Waterhouse LLP
                                               (1981-January 1993).


----------


* Interested director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.


    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy. The Fund pays each of its Directors who is not an "affiliated" person of PMF annual compensation of $12,000, in addition to certain out-of-pocket expenses. The chairman of the Audit Committee receives an additional $4,000 per year.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre, Jacobs and Owens are scheduled to retire on December 31, 1999 and 1998, respectively.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 1996 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1995. In October 1996, shareholders elected a new Board of Directors. Below is listed all Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office after the shareholder meeting in October.


                               Compensation Table


                                                                                                Total
                                                         Pension or                          Compensation
                                                         Retirement                            From Fund
                                          Aggregate   Benefits Accrued   Estimated Annual      and Fund
                                        Compensation  As Part of Fund      Benefits Upon     Complex Paid
         Name and Position                From Fund       Expenses          Retirement       to Directors
         -----------------                ---------       --------          ----------       ------------
Edward D. Beach--Director                      --           None                N/A         $183,500(22/43)*
Stephen C. Eyre--Director                  $12,000          None                N/A         $ 41,000(4/5)*
Delayne D. Gold--Director                  $12,000          None                N/A         $183,250(24/45)*
Robert F. Gunia (1)--Director              $     0          None                N/A         $      0
Don G. Hoff--Director                      $12,000          None                N/A         $ 50,625(5/6)*
Harry A. Jacobs, Jr. (1)--Former Director  $     0          None                N/A         $      0
Sidney R. Knafel--Former Director          $12,000          None                N/A         $ 35,500(4/5)*
Robert F. LaBlanc--Director                $12,000                                          $ 35,500(4/5)*
Mendel A. Melzer (1)--Director             $    0                                           $      0
Thomas A. Owens, Jr.--Former Director      $12,000                                          $ 87,000(12/13)*
Richard A. Redeker (1)--Director           $     0                                          $      0
Robin B. Smith--Director                   $12,000                                          $100,741(10/19)*
Stephen Stoneburn--Director                $                                                $  44,875(7/7)*
Nancy H. Teeters--Director                     --                                           $107,500(13/31)*
Clay T. Whitehead--Former Director         $12,000                                          $ 35,500(4/5)*

----------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from Fund Complex (including the Fund).

     As of December 27, 1996, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of December 27, 1996, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of Global Series and the beneficial owners, directly or indirectly, of more than 5% of the outstanding common stock of International Stock Series were: Prudential Employee Savings Plan, Att. Maria Preta, 71 Hanover Road, Florham Park, New Jersey held 9,058,801 Class Z shares (or approximately 76% of the outstanding Class Z shares); Prudential Trust Company, FBO Pru-DC Trust Accounts, Att. John Surdy, 30 Scranton Office Park, Moosic, Pennsylvania held 2,791,175 Class Z shares (or approximately 23% of the outstanding Class Z shares); Prudential Securities Inc. FA, Philip J. Hines & Linda M. Hines, 298 Avenue O SE, Winter Haven, Florida held 402 Class A shares (or approximately 52% of the outstanding Class A shares); Prudential Securitiess C/F, Frank Scoggins, IRA DTD 07/02/85, 7622 Rockpoint Drive, Austin, Texas held 6,717 Class A shares (or approximately 86% of the outstanding Class A shares); Mrs. Joyce Childers, 1705 Pond Crk., Draffin, Kentucky held 581 Class A shares (or approximately 75% of the outstanding Class A shares); Mrs. Barbara Williams & Mr. John Williams JTTEN, 4140 E. 173rd Street, Cleveland, Ohio held 286 Class B shares (or approximately 17% of the outstanding Class B shares); Prudential Securities Inc. FA, Patricia
A. White, No Address Available held 1,122 Class B shares (or approximately 67% of the outstanding Class B shares); Mr. David Pesacov, 505 Marlin Road, No. Palm Beach, Florida held 238 Class B shares (or approximately 14% of the outstanding Class B shares).

     As of December 27, 1996, with respect to the Global Series, Prudential Securities was the record holder for other beneficial owners of 13,908 Class A shares (less than 1% of the outstanding Class A shares), 14,402,058 Class B shares (or approximately 66% of the outstanding Class B shares); 396,520 Class C shares (or approximately 77% of the outstanding Class C shares) and 3,035 Class Z shares (less than 1% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder. As of December 27, 1996, with respect to International Stock Series, Prudential Securities was the record holder for other beneficial owners of 7,705 Class A shares (or approximately 100% of the outstanding Class A shares), 1,695 Class B shares (or approximately 99% of the outstanding Class B shares); and did not hold any Class C or Class Z shares for other beneficial owners.

                                     MANAGER


     The manager of each Series is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PMF serves as manager to substantially all of the other investment companies that, together with the Series, comprise the "Prudential Mutual Funds." See "How each Series is Managed" in the Prospectus. As of November 30, 1996 PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $53.4 billion and, according to the Investment Company Institute, as of August 31, 1996, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.


     PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


     Pursuant to the Management Agreements with the Fund with respect to each Series (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of each Series, manages both the investment operations of the Series and the composition of the Series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Series. PMF also administers the Series' corporate affairs and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Series are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

     For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .75% of Global Series average daily net assets and 1% of International Stock Series' average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Series (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Series' business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which a Series' shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. Currently, each Series believes that there are no such expense limitations.

     In connection with its management of the corporate affairs of each Series, PMF bears the following expenses:

          (a) the salaries and expenses of all of its and a Series' personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Series' investment adviser;

          (b) all expenses incurred, by PMF or by a Series in connection with managing the ordinary course of such Series' business, other than those assumed by such Series as described below;

          (c) with respect to the Global Series, the costs and expenses payable to The Prudential Investment Corporation (PIC) pursuant to the subadvisory agreement between PMF and PIC;

          (d) with respect to International Stock Series, the costs and expenses payable to Mercator Asset Management, L.P. (Mercator) pursuant to the subadvisory agreement between PMF and Mercator; and

          (e) with respect to International Stock Series, the costs and expenses payable to PIC pursuant to a subadvisory agreement between PMF and PIC.

     Under the terms of the Management Agreements, each Series is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Directors who are not affiliated persons of the Manager or such Series' investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Series and of pricing such Series' shares,
(d) the charges and expenses of legal counsel and independent accountants for such Series, (e) brokerage commissions and any issue or transfer taxes chargeable to such Series in connection with its securities transactions, (f) all taxes and corporate fees payable by such Series to governmental agencies,
(g) the fees of any trade associations of which such Series may be a member, (h) the cost of stock certificates representing shares of such Series, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of such Series and of its shares with the Securities and Exchange Commission, registering such Series and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of such Series' business and (m) distribution fees.

     The Management Agreements provide that PMF will not be liable for any error of judgment or for any loss suffered by a Series in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements provide that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. For the fiscal years ended October 31, 1996, 1995 and 1994, PMF received management fees of $4,118,594, $3,481,921 and $3,032,864, respectively, from Global Series and $162,415 for the period October 1, 1996 through October 31, 1996 from the newer International Stock Series.

     With respect to Global Series, PMF has entered into a Subadvisory Agreement (the Subadvisory Agreement) with PIC (the Subadviser), a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Global Series. In connection therewith, PIC is obligated to keep certain books and records of the Global Series. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services. Investment advisory services are provided to the Global Series by a unit at PIC, known as Prudential Mutual Fund Investment Management.

     With respect to International Stock Series, PMF has entered into a Subadvisory Agreement (the Subadvisory Agreement) with Mercator. Dedicated to global and international common stock investing, Mercator was initially founded in 1984 by senior professionals formerly associated with Templeton Investment Counsel as Mercator Asset Management, Inc. ("Mercator, Inc."). On November 30, 1995 Mercator, a limited partnership organized under the laws of the State of Delaware, assumed the investment advisory business of Mercator, Inc. As of December 31, 1996, Mercator had approximately $2.0 billion in assets under management. The Subadvisory Agreement provides that Mercator will furnish investment advisory services in connection with the management of the International Stock Series. In connection therewith, Mercator is obligated to keep certain books and records of the International Stock Series. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Mercator's performance of such services.

     With respect to International Stock Series, and pursuant to a subadvisory agreement with PMF, PIC provides investment advisory services to such Series with respect to (i) the management of short-term assets, including cash, money market instruments and repurchase agreements and (ii) the lending of portfolio securities in connection with the management of the International Stock Series. For these services, PMF will reimburse PIC for reasonable costs and expenses incurred by PIC determined in a manner acceptable to PMF.

     Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the relevant Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PMF or (i) with respect to International Stock Series, Mercator or PIC and (ii) with respect to Global Series, PIC, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR

     Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292 (Prudential Securities), acts as the distributor of the shares of the Series.


     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund on behalf of each Series under Rule 12b-1under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities serves as the Distributor of the Class Z shares and incurs the expenses of distributing the Series' Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by either Series. See "How the Fund is Managed--Distributor" in the Prospectus.

     Each Series Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares of such Series may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and
(ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares of such Series. The Global Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .50 of 1% (not including the service fee) per annum of such Series' average daily net assets up to the level of average daily net assets as of February 26, 1986, plus
 .75 of 1% of the average daily net assets of the Class B shares of such Series in excess of such level may be used as compensation for distribution-related expenses with respect to the Class B shares of such Series. The International Stock Series' Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares of such Series may be paid as a service fee and (ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class B shares (asset-based sales charge). Each Series Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares of such Series may be paid as a service fee and
(ii) .75 of 1% (not including the service fee) per annum of such Series' average daily net assets may be used as compensation for distribution-related expenses with respect to the Class C shares (asset-based sales charge).

     Prudential Securities will also receive the proceeds of contingent deferred sales charges paid by holders of Class B and Class C shares upon certain redemptions of Class B and Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Series to which such Plan relates. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Series will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of a Series by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.


     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director also serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.


     NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to a Series rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


                                 NET ASSET VALUE

     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary value is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Other securities will be valued at the mean of the most recently quoted bid and asked prices in the over-the-counter market. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.


     Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. A Series will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem such Series' shares have been received or days on which changes in the value of such Series' portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of a Series' shares shall be determined at a time between such closing and 4:15 P.M., New York time.

     Net asset value is calculated separately for each class of each Series. The net asset value of Class B and Class C shares of a Series will generally be lower than the net asset value of Class A and Class Z shares of such Series as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The net asset value of Class Z shares of each Series will generally be higher than the net asset value of Class A, Class B or Class C shares of such Series as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution expense accrual differential among the classes.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities, options and futures contracts for the Series, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities, options or futures on a national securities exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services; on foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. The term "Manager" as used in this section includes the Subadvisers.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Series will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal. Thus, they will not deal in over-the-counter securities with Prudential Securities acting as market maker, and they will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Series' order.

     Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of each Series, will not significantly affect the Series' ability to pursue its present investment objective. However, in the future, in other circumstances, a Series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     In placing orders for portfolio securities of the Series, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Series will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Series, the Manager or its clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Series may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Series, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Series. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Series to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors.

     Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Series, the commissions,fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Series unless the Series has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Series at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for such Series during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

     The table presented below shows certain information regarding the payment of commissions by Global Series, including the amount of such commissions paid to Prudential Securities, for the three year period ended October 31, 1996.

                                                    Fiscal Years ended October 31,
                                                    ------------------------------
                                                     1996        1995        1994
                                                     ----        ----        ----
Total brokerage commissions paid by the Fund .... $1,544,620  $1,246,558  $1,646,300
Total brokerage commissions paid to
  Prudential Securities ......................... $   40,100  $   20,800  $    2,200
Percentage of total brokerage commissions
  paid to Prudential Securities .................        2.6%        1.7%        0.1%

     Of the total brokerage commissions, $1,521,566 or 98.39% were paid to firms which provided research, statistical or other services to PMF during the fiscal year ended October 31, 1996. PMF has not separately identified a portion of such brokerage commissions as allocable to the provision of such research, statistical or other services.

     The table presented below shows certain information regarding the payment of commissions by International Stock Series, including the amount of such commissions paid to Prudential Securities, for the following periods:

                                                   October 1, 1996          Fiscal Years ended September 30,
                                                       Through          --------------------------------------
                                                   October 31, 1996        1996          1995          1994
                                                   ----------------     ----------    ----------    ----------
Total brokerage commissions paid by the Fund ....      $45,574           $241,164      $232,505      $266,993
Total brokerage commissions paid to
  Prudential Securities .........................      $     0           $      0      $      0      $      0
Percentage of total brokerage commissions
  paid to Prudential Securities .................            0%                 0%            0%            0%

     Of the total brokerage commissions, none were paid to firms which provided research, statistical or other services to PMF during the fiscal year ended October 31, 1996. PMF has not separately identified a portion of such brokerage commissions as allocable to the provision of such research, statistical or other services.

                    PURCHASE AND REDEMPTION OF SERIES SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

     Each class represents an interest in the same assets of such Series and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fee), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangements and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

Specimen Price Make-up

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using each Series' net asset value at October 31, 1996, the maximum offering price of a Series' shares as follows:


                                                                   International
                                                     Global Series Stock Series
                                                     ------------- ------------

        Class A

        Net asset value and redemption price per
          Class A share                                     $15.52      $16.59
        Maximum sales charge (5% of offering price)            .82         .87
        Offering price to public                            $16.34      $17.46

        Class B
        Net asset value, offering price and redemption
          price per Class B share*                          $15.03      $16.57

        Class C
        Net asset value, offering price and redemption
        price per Class C share*                            $15.03      $16.57


        Class Z
        Net asset value, offering price and redemption
        price per Class Z share                             $15.52      $16.59


----------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

Reduction and Waiver of Initial Sales Charges--Class A Shares


     Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of a Series concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of break points under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.


     An eligible group of related Series investors includes any combination of the following:

     (a)  an individual;

     (b)  the individual's spouse, their children and their parents;

     (c)  the individual's and spouse's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Series investors may include the following: an employer (or group of related employers) and one or more retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


     Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Series and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge.

However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering or price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

     Letters of Intent. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and groups plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Portfolio and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

     For purposes of the Investment Letter of Intent, all shares of each Portfolio and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investment made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor a Series to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goals is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between thesales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such paymentmay be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Portfolio pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to any individual participant in any retirement or group plans.


Waiver of the Contingent Deferred Sales Charge--Class B Shares

     The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                           Required Documentation

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will               A copy of the Social Security
be considered disabled if he                 Administration award letter or
or she is unable to engage in                a letter from a physician on
any substantial gainful                      the physician's letterhead
activity by reason of any                    stating that the shareholder
medically determinable                       (or, in the case of a trust,
physical or mental impairment                the grantor) is permanently
which can be expected to                     disabled. The letter must also
result in death or to be of                  indicate the date of
long-continued and indefinite                disability.
duration.

Distribution from an IRA or                  A copy of the distribution
403(b) Custodial Account                     form from the custodial firm
                                             indicating (i) the date of
                                             birth of the shareholder and
                                             (ii) that the shareholder is
                                             over age 591/2 and is taking a
                                             normal distribution--signed by
                                             the shareholder.

Distribution from Retirement Plan            A letter signed by the plan
                                             administrator/trustee
                                             indicating the reason for the
                                             distribution.

Excess Contributions                         A letter from the shareholder
                                             (for an IRA) or the plan
                                             administrator/trustee on
                                             company letterhead indicating
                                             the amount of the excess and
                                             whether or not taxes have been
                                             paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

    The CDSC is reduced on redemptions of Class B shares of Global Series purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of Global Series owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of Global Series and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of Global Series following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                     Contingent Deferred Sales Charge
                                    as a Percentage of Dollars Invested
                                          or Redemption Proceeds
   Year Since Purchase            ----------------------------------------
      Payment Made                $500,001 to $1 million   Over $1 million
      ------------                ----------------------   ---------------

       First                                 3.0%               2.0%
       Second                                2.0%               1.0%
       Third                                 1.0%                 0%
       Fourth and thereafter                   0%                 0%

                         SHAREHOLDER INVESTMENT ACCOUNT


    Upon the initial purchase of a Series' shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Series makes available to the shareholders the following privileges and plans.


Automatic Reinvestment of Dividends and/or Distributions

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

Exchange Privilege


    Each Series makes available to its shareholders the privilege of exchanging their shares of the Series for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of a Series. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


Class A. Shareholders of a Series may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Structured Maturity Fund and Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.


    The following money market funds participate in the Class A Exchange
Privilege:

        Prudential California Municipal Fund
         (California Money Market Series)

        Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)

        Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)

        Prudential Money Mart Assets

        Prudential Tax-Free Money Fund


Class B and Class C. Shareholders of a Series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of a Series may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into a Series, such shares may be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Series from a money market fund during the month (and are held in a Series at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B and Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B and Class C shares of a Series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


     Class Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Series' Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including a Series, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

           Period of
           Monthly investments:   $100,000  $150,000  $200,000  $250,000
           --------------------   --------  --------  --------  --------
           25 Years                $  110    $  165    $  220    $  275
           20 Years                   176       264       352       440
           15 Years                   296       444       592       740
           10 Years                   555       833     1,110     1,388
           5 Years                  1,371     2,057     2,742     3,428


    See "Automatic Savings Accumulation Plan."

----------
     (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Series. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)


     Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a Series monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of such Series. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.


     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account--Automatic Reinvestment of Dividends and/or Distributions."

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

     Various qualified retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

     Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           Tax-Deferred Compounding(1)

            Contributions           Personal
            Made Over:               Savings                     IRA
            -------------           --------                  --------
            10 years                $ 26,165                  $ 31,291
            15 years                  44,676                    58,649
            20 years                  68,109                    98,846
            25 years                  97,780                   157,909
            30 years                 135,346                   244,692


----------
     (1) The chart is for illustrative purposes only and does not represent the performance of a Series or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.


Mutual Fund Programs


     From time to time, a Series may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Series may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                             PERFORMANCE INFORMATION


     Average Annual Total Return. A Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

     Average annual total return is computed according to the following formula:

                                 P(1+T)^n = ERV

    Where: P = a hypothetical initial payment of $1,000.

           T = average annual total return.

           n = number of years.

           ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charge but does not take into account any federal or state income taxes that may be payable upon redemption.


     Global Series: The average annual total return for Class A shares for the one year, five year and and since inception (January 22, 1990) periods ended October 31, 1996 were 6.7%, 10.8% and 7.7%, respectively, with and without the subsidy of expenses. The average annual total return with respect to the Class B shares of Global Series for the one, five and ten year periods ended on October 31, 1996 was 6.6%, 11.0% and 13.1%, respectively. The average annual total return with respect to the Class B shares of Global Series for the ten year period ended on October 31, 1995, would have been slightly lower without the subsidy of expenses. See "Manager." The average annual total return for Class C shares for the one year and since-inception period (August 1, 1994) ended October 31, 1996 was 10.6% and 9.0%, respectively. The average annual total return for Class Z shares of Global Series for the since-inception period ended October 31, 1996 was 12.30%.

     International Stock Series: Class A, Class B and Class C shares were first offered in September 1996. The average annual total return for Class Z shares for the one year, three year and since inception (November 5, 1992) periods ended October 31, 1996 were 12.31%, 10.68% and 15.20%, respectively.

     Yield. A Series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Series' net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                           YIELD = 2[((a-b)/cd+1)^6-1]

Where:    a = dividends and interest earned during the period.

          b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.


     Yield fluctuates and an annualized yield quotation is not a representation by the Series as to what an investment in the Series will actually yield for any given period. Yields for a Series will vary based on a number of factors including changes in net asset value, market conditions, the level of interest rates and the level of such Series income and expenses.

     Aggregate Total Return. A Series may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


     Aggregate total return represents the cumulative change in the value of an investment in the Series and is computedaccording to the following formula:

                                   ERV - P
                                   -------
                                      P

Where:       P = a hypothetical initial payment of $1000.

           ERV = ending redeemable value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     Global Series: The aggregate total return with respect to the Class A shares of Global Series for the one year, five year and since-inception period (January 22, 1990) ended October 31, 1996 were 12.3%, 75.5% and 74.2%, respectively, with and without the subsidy of expenses. The aggregate total return with respect to the Class B shares of Global Series for the one, five and ten year periods ended on October 31, 1996 were 11.6%, 69.3% and 123.1%, respectively. The aggregate total return with respect to the Class B shares of Global Series for the ten year period ended on October 31, 1996, would have been slightly lower without the subsidy of expenses. See "Manager." The aggregate total return for Class C shares for the one year and since-inception period (August 1, 1994) ended October 31, 1996 were 12.6% and 21.3%, respectively. The aggregate total return for Class Z shares of Global Series for the since-inception period ended October 31, 1996 was 8.06%.

     International Stock Series: The aggregate total return with respect to the Class A shares of International Stock Series for the since-inception period (September 23, 1996) ended October 31, 1996 was 0.30%. The aggregate total return with respect to the Class B shares of the International Stock for the since-inception period (September 23, 1996) ended on October 31, 1996 was 0.18%. The aggregate total return with respect to the Class C shares of the Fund for the since-inception period (September 23, 1996) ended on October 31, 1996 was 0.18%. The aggregate total return for Class Z shares for the one year, three year and since-inception period (November 5, 1992) ended October 31, 1996 were 12.31%, 35.59% and 75.80%, respectively.


     From time to time, the performance of a Series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                         ----------------------------------
                         PERFORMANCE
                         COMPARISON OF DIFFERENT
                         TYPES OF INVESTMENTS
                         OVER THE LONG TERM
                         (1/1926 - 12/1994)
                         ----------------------------------
                         Common Stocks                10.2%
                         Long-Term Govt. Bonds         4.8%
                         Inflation                     3.1%

----------
    (1) Source: Ibbotson Associates, Stocks, Bonds, Bills and Inflation--1995 Yearbook (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                                      TAXES


     Each Series has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code for each taxable year. Accordingly, a Series must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of securities or certain options, futures and forward contracts held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' assets, and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). These requirements may limit a Series' ability to invest in other types of assets.

     As a regulated investment company, a Series will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders, provided (among other things) that at least 90% of the Series' net investment income (including net short-term) capital gains earned in the taxable year is distributed. Each Series intends to distribute annually to its shareholders all of its taxable net investment income, which includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses. The Board of Directors of the Fund will determine once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining the amount of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains. A 4% nondeductible excise tax will be imposed on a Series to the extent such Series does not meet certain distribution requirements by the end of each calendar year.

     Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates between the time a Series accrues income, expenses or other liabilities denominated in a foreign currency and the time such Series actually collects such income or pays such liabilities, are treated as ordinary income or ordinary loss for federal income tax purposes. Similarly, gains or losses on the disposition of debt securities held by a Series, if any, denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Gains or losses on sales of securities by a Series will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where a Series acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written by a Series on securities lapses or is terminated through a closing transaction, such as a purchase by a Series of the option from its holder, a Series will generally realize short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by such Series in the closing transaction. If securities are sold by a Series pursuant to the exercise of a call option written by it, such Series will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. The requirement that a Series derive less than 30% of its gross income from gains from the sale of stocks or securities held less than three months may limit such Series' ability to write or acquire options. Certain of a Series' transactions may be subject to wash sale and short sale provisions of the Internal Revenue Code which may, among other things, require such Series to defer losses. In addition, debt securities acquired by a Series may be subject to original issue discount and market discount rules which may, among other things, cause such Series to accrue income in advance of the receipt of cash with respect to interest.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Series may invest. See "Investment Objectives and Policies." These investments generally will constitute Section 1256 contracts and will be required to be"marked to market" for federal income tax purposes at the end of the Series' taxable year, i.e., treated as having been sold at market value. Sixty percent of any capital gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Forward currency contracts, options and futures contracts entered into by a Series may create "straddles" for federal income tax purposes, and may affect the character and timing of gains or losses realized by a Series on such contracts or options or on the underlying securities. Straddles may also result in the loss of the holding period of underlying property, and therefore a Series' ability to enter into forward currency contracts, options and futures contracts may be limited by the 30% of gross income test described above. Other special rules may apply to positions held as part of a straddle; in particular, the deductibility of interest or other charges incurred to purchase or carry such positions may be limited.

     A "passive foreign investment company" ("PFIC") is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Series acquires and holds stock in a PFIC beyond the end of the year of its acquisition, such Series will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if such Series distributes the PFIC income as a taxable dividend to its shareholders. If a Series elects to treat any PFIC in which it invests as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, such Series will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to such Series; those amounts would be subject to the distribution requirements applicable to such Series described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof. Under proposed Treasury regulations, if a Series does not or cannot elect to treat such a PFIC as a "qualified electing fund", such Series can make a "mark-to-market" election, i.e., treat the shares of the PFIC as sold on the last day of such Series' taxable year, and thus avoid the special tax and interest charge. The gains a Series recognizes from the mark-to-market election would be included as ordinary income in the net investment income such Series must distribute to shareholders, notwithstanding that such Series would receive no cash in respect of such gains.

     Dividends of net investment income will be taxable to a U.S. shareholder as ordinary income regardless of whether such shareholder receives such dividends in additional shares or in cash. Dividends received from a Series will be eligible for the dividends-received deduction for corporate shareholders only to the extent that a Series' income is derived from certain dividends-received from domestic corporations. The amount of dividends qualifying for the dividends-received deduction will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of a Series' taxable year. Distributions of net long-term capital gains, if any, will be taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the shareholder has held a Series' shares, and will not be eligible for the dividends received deduction for corporations. Any gain or loss realized upon a sale or redemption of a Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale of shares in the Series held for six months or less will be treated as a long-term capital loss to the extent of any net long-term capital gain distributions received by the shareholder. Additionally, any loss realized on a sale, redemption or exchange of shares of the Series by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     Any dividends or capital gains distributions received by a shareholder will have the effect of reducing the net asset value of the Series' shares by the exact amount of the dividend or capital gains distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of a dividend or capital gains distribution, such dividend or capital gains distribution, although constituting a return of capital, will be taxable as described above. Prior to purchasing shares of the Series, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Distributions of net investment income made to a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder and the shareholder complies with certain filing requirements. Gains realized upon the sale or redemption of shares of the Series by a foreign shareholder and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for more than 182 days during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Series may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Transfers by gift of shares of the Series by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of the shares of the Series held by such a shareholder at his death will be includable in his gross estate for U.S. federal estate tax purposes. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Series.

     Income received by the Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Series' assets to be invested in various countries is not known.

     If the Series is liable for foreign taxes, the Series expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign income taxes paid, but there can be no assurance that the Series will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Series' total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Series will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Series' shareholders the amount of foreign income taxes paid by the Series. Pursuant to this election shareholders will be required to:
(i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign income taxes paid by the Series; (ii) treat their pro rata share of foreign income taxes as paid by them; and (iii) either deduct their pro rata share of foreign income taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes imposed on foreign source income. For this purpose, the portion of dividends paid by the Series from its foreign source income will be treated as such. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

     Each shareholder will be notified within 60 days after the close of the Series' taxable year whether the foreign income taxes paid by the Series will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign income taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

     Distributions may be subject to additional state and local taxes.


     Pennsylvania Personal Property Tax. The Fund has received a written letter of determination from the Pennsylvania Department of Revenue that the Global Series will be subject to the Pennsylvania foreign franchise and corporate net income tax by reason of the Global Series' business activities in Pennsylvania. Accordingly, it is believed the Global Series' shares are exempt from Pennsylvania personal property taxes. The Global Series anticipates that it will continue such business activities but reserves the right to suspend them at any time,resulting in the termination of the exemption.


              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND
                             INDEPENDENT ACCOUNTANTS


     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Series' portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for each Series' foreign assets held outside the United States. See "General Information--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

     Prudential Mutual Fund Services, LLC (PMFS), Raritan Plaza One, Edison,
New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of each Series. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Series, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage,stationery, printing, allocable communications expenses and other costs. For the fiscal year ended October 31, 1996, Global Series incurred fees of approximately $1,297,000 for the services of PMFS. For the period September 23, 1996 through October 31, 1996, International Series incurred fees of approximately $33,400 for the services of PMFS.

     Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Series' independent accountants, and in that capacity audits each Series' annual financial statements.

                                                    PRUDENTIAL WORLD FUND, INC.
Portfolio of Investments as of October 31, 1996     GLOBAL SERIES
----------------------------------------------------------------
----------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
----------------------------------------------------------------
LONG-TERM INVESTMENTS--94.6%
COMMON STOCKS--94.4%
----------------------------------------------------------------
Argentina--0.6%
  433,000   Banco Frances Rio Plata (Banking)      $   3,789,508
----------------------------------------------------------------
Australia--5.4%
  430,100   Brambles Industries, Ltd. (Business
               & Public Services)                      7,120,635
  525,974   Broken Hill Proprietary Co., Ltd.
               (Other energy sources)                  6,978,822
  828,619   Coca-Cola Amatil, Ltd. (Beverages &
               Tobacco)                               11,388,260
3,000,000   Duke Group (Precious Metals)                       0
1,720,800   Publishing & Broadcasting, Ltd.
               (Broadcasting & Publishing)             7,742,510
                                                   -------------
                                                      33,230,227
----------------------------------------------------------------
Belgium--0.7%
    5,500   Bekaert SA (Building Materials &
               Components)                             4,443,360
----------------------------------------------------------------
Federal Republic of Germany--4.4%
  185,000   Hoechst AG (Chemicals)                     6,943,749
   11,420   Linde AG (Machinery & Engineering)         7,056,119
   49,900   SAP AG (Computer Software &
               Services)                               6,741,910
  113,000   Siemens AG (Electrical &
               Electronics)                            5,827,622
                                                   -------------
                                                      26,569,400
----------------------------------------------------------------
Finland--1.0%
  132,800   Nokia Corp. (Telecommunications
               Equipment)                              6,123,115
----------------------------------------------------------------
France--4.8%
   19,350   Carrefour (Retail)                        10,717,679
   20,796   Imetal SA (Misc. Materials &
               Commodities)                            3,235,926
   39,400   Legrand SA (Electrical &
               Electronics)                            6,823,077
   18,300   Plastic Omnium (Automobiles & Auto
               Parts)                              $   1,515,591
   10,000   SGS Thomson Microelectronics NV*
               (Electronic Components)                   528,895
  105,100   Valeo SA (Automobiles & Auto Parts)        6,295,330
                                                   -------------
                                                      29,116,498
----------------------------------------------------------------
Hong Kong--7.3%
7,201,213   CDL Hotels International Ltd.
               (Leisure & Tourism)                     3,725,311
2,715,000   Citic Pacific, Ltd. (Multi-Industry)      13,202,452
2,102,000   Guoco Group, Ltd. (Banking)               11,118,673
  928,000   Hutchison Whampoa, Ltd.
               (Multi-Industry)                        6,480,950
1,738,000   New World Development Co., Ltd.
               (Property Development)                 10,114,844
                                                   -------------
                                                      44,642,230
----------------------------------------------------------------
Ireland--1.1%
  810,300   Bank of Ireland (Banking)                  6,659,097
----------------------------------------------------------------
Italy--2.3%
   96,300   Gucci Group NV (Retail)                    6,644,700
3,559,600   Telecom Italia Mobile SpA*
               (Telecommunications-Unregulated)        7,335,682
                                                   -------------
                                                      13,980,382
----------------------------------------------------------------
Japan--15.3%
  247,000   Daibiru Corp. (Property Investment)        2,795,858
  313,000   Eisai Co., Ltd. (Health & Personal
               Care)                                   5,602,773
  402,000   Honda Motor Co., Ltd. (Automobiles &
               Auto Parts)                             9,594,525
  473,000   JGC Corp. (Construction)                   4,980,476
   38,500   Keyence Corp. (Electronic Components
               & Instruments)                          4,459,264

-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                    PRUDENTIAL WORLD FUND, INC.
Portfolio of Investments as of October 31, 1996     GLOBAL SERIES
----------------------------------------------------------------
----------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
----------------------------------------------------------------
Japan (cont'd.)
   45,000   Kokusai Denshin Denwa Co., Ltd.
               (Utilities Telephones)              $   3,889,352
  708,000   Mitsui Fudosan Co., Ltd. (Property
               Investment)                             8,759,531
  148,700   Namco Ltd. (Recreation & Other
               Consumer Goods)                         4,449,322
  780,000   Nichirei Corp. (Miscellaneous
               Industrial)                             4,660,905
   26,300   Nippon TV Network (Broadcasting &
               Publishing)                             7,615,496
  792,000   Nissan Chemical Industries
               (Chemicals)                             4,663,116
  674,000   Nissan Motor Co., Ltd.* (Automobiles
               & Auto Parts)                           5,092,037
      880   Nissen Co., Ltd. (Retail)                      7,336
  583,000   Onward Kashiyama & Co., Ltd.
               (Textile-Apparel Manufacturing)         8,133,813
  174,000   Sony Corp. (Appliances & Household
               Durables)                              10,427,938
  340,000   Toyota Motor Corp. (Automobiles &
               Auto Parts)                             8,025,271
                                                   -------------
                                                      93,157,013
----------------------------------------------------------------
Malaysia--3.1%
4,320,000   IJM Corporation Berhad
               (Construction)                          9,404,314
1,837,000   Renong Berhad (Multi-Industry)             2,893,829
1,132,000   Resorts World Berhad (Leisure &
               Tourism)                                6,496,735
                                                   -------------
                                                      18,794,878
----------------------------------------------------------------
Mexico--2.3%
  664,000   Apasco, SA (Building Materials &
               Components)                             4,077,193
1,848,200   Cifra, SA de CV* (Retail)                  2,380,889
1,003,200   Fomento Economico Mexicano, SA de CV
               (Beverages & Tobacco)                   3,067,429
  240,000   Kimberly-Clark de Mexico, SA de CV
               (Forest Products & Paper)               4,661,654
                                                   -------------
                                                      14,187,165
Netherlands--2.9%
   26,600   Heineken NV (Beverages & Tobacco)      $   5,016,062
   40,300   Nutricia Verenigde Bedrijven NV
               (Food & Household Products)             5,643,328
   41,025   Royal Dutch Petroleum Co. (Energy
               Sources)                                6,763,477
                                                   -------------
                                                      17,422,867
----------------------------------------------------------------
New Zealand--0.1%
  384,863   Fletcher Challenge Forestry, Ltd.
               (Forest Products & Paper)                 642,119
----------------------------------------------------------------
Singapore--3.2%
  529,100   Overseas Chinese Banking Corp., Ltd.
               (Banking)                               6,047,930
  853,000   Overseas Union Bank (Banking)              5,813,845
1,083,250   Sembawang Maritime, Ltd. (Energy
               Equipment & Services)                   2,860,980
1,915,000   Wing Tai Holdings (Property
               Development)                            4,704,224
                                                   -------------
                                                      19,426,979
----------------------------------------------------------------
Spain--1.9%
   29,600   Banco Popular Espanol SA (Banking)         5,646,805
  247,862   Centros Commerciale Pryca (Retail)         5,680,373
                                                   -------------
                                                      11,327,178
----------------------------------------------------------------
Sweden--5.4%
  271,000   Allgon AB (Electronic Components)          5,495,496
  132,800   Astra AB (Health & Personal Care)          6,051,676
   84,200   Hennes & Mauritz AB (Retail)              10,884,237
  187,200   Mo och Domsjo AB (Forest Products &
               Paper)                                  5,146,841
  678,000   Skandinaviska Enskilda Banken
               (Banking)                               5,664,333
                                                   -------------
                                                      33,242,583

-------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                     PRUDENTIAL WORLD FUND, INC.
Portfolio of Investments as of October 31, 1996      GLOBAL SERIES
----------------------------------------------------------------
----------------------------------------------------------------

                                                       Value
Shares      Description                              (Note 1)
----------------------------------------------------------------
United Kingdom--11.6%
1,131,000   British Sky Broadcasting PLC
               (Broadcasting & Publishing)         $  10,619,805
  820,000   Dixons Group PLC (Retail)                  7,345,972
  715,900   GKN PLC (Automobiles & Auto Parts)        13,385,990
  750,000   Hays PLC (Business & Public
               Services)                               6,285,598
  304,000   Reed International PLC (Broadcasting
               & Publishing)                           5,659,496
  722,900   Siebe PLC (Machinery & Engineering)       11,340,530
  608,300   Standard Chartered PLC (Banking)           6,563,107
2,451,290   Vodafone Group PLC
               (Telecommunications-Unregulated)        9,494,012
                                                   -------------
                                                      70,694,510
----------------------------------------------------------------
United States--21.0%
  188,000   Baker Hughes Inc. (Oil & Gas
               Equipment & Services)                   6,697,500
  121,000   Case Corp. (Machinery & Equipment)         5,626,500
  177,400   Cisco Systems, Inc.* (Computer
               Software & Services)                   10,976,625
  317,000   Companhia Brasileira De Distribuicao
               (ADR) (Retail)                          6,260,750
  104,700   Disney (Walt) Co. (Leisure &
               Tourism)                                6,897,112
  317,882   Mattel, Inc. (Recreation & Other
               Consumer Goods)                         9,178,843
  335,800   MCI Communications Corp. (Utilities
               Telephones)                             8,436,975
   92,100   Microsoft Corp.* (Computer Software
               & Services)                            12,640,725
  227,800   Mirage Resorts, Inc.* (Leisure &
               Tourism)                                5,011,600
   76,000   Mobil Corp. (Energy Sources)               8,873,000
   74,800   Motorola, Inc. (Electrical &
               Electronics)                            3,440,800
  286,500   Oracle Systems Corp.* (Computer
               Software & Services)                   12,122,531
  101,800   SGS Thomson Microelectronics NV*
               (Electronic Components)                 5,331,775
  123,500   Texas Instruments Inc. (Electronic
               Components & Instruments)               5,943,438
  124,000   Tiffany & Co. (Retail)                     4,588,000
  141,000   Time Warner, Inc. (Broadcasting &
               Publishing)                         $   5,252,250
   86,000   Transocean Offshore Inc. (Oil & Gas
               Exploration/Production)                 5,439,500
  160,800   Viacom Inc.* (Broadcasting &
               Publishing)                             5,246,100
                                                   -------------
                                                     127,964,024
                                                   -------------
            Total common stocks
               (cost US$457,006,447)                 575,413,133
                                                   -------------
Warrants
WARRANTS*--0.2%
----------------------------------------------------------------
Malaysia
  229,625   Renong Berhad
               expiring Nov. '00 @ MYR4.10
               (Multi-Industry)                           93,613
----------------------------------------------------------------
Singapore--0.2%
  324,400   United Overseas Bank, Ltd.
               expiring June '97 @ SGD3.34
               (Banking)                               1,151,580
                                                   -------------
            Total warrants
               (cost US$1,685,011)                     1,245,193
                                                   -------------
            Total long-term investments
               (cost US$458,691,458)                 576,658,326
                                                   -------------
Principal
Amount
(000)
SHORT-TERM INVESTMENTS--1.7%
----------------------------------------------------------------
Repurchase Agreement--1.7%
            Joint Repurchase Agreement Account,
  $10,702   5.548%, 11/01/96
               (cost US$10,702,000; Note 5)           10,702,000
                                                   -------------
----------------------------------------------------------------
Total Investments--96.3%
            (cost US$469,393,458; Note 4)            587,360,326
            Other assets in excess of
               liabilities--3.7%                      22,426,775
                                                   -------------
            Net Assets--100%                       $ 609,787,101
                                                   -------------
                                                   -------------

---------------
*Non-income producing security.
ADR--American Depository Receipt
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                    PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities                 GLOBAL SERIES
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1996
Investments, at value (cost US$469,393,458)...............................................................        $587,360,326
Foreign currency, at value (cost US$16,357,706)...........................................................          16,251,872
Cash......................................................................................................             150,081
Receivable for Fund shares sold...........................................................................          12,772,062
Dividends and interest receivable.........................................................................           1,079,227
Receivable for investments sold...........................................................................             228,820
Deferred expenses and other assets........................................................................              14,097
                                                                                                                ----------------
   Total assets...........................................................................................         617,856,485
                                                                                                                ----------------
Liabilities
Payable for investments purchased.........................................................................           5,916,647
Payable for Fund shares reacquired........................................................................             857,859
Accrued expenses..........................................................................................             524,515
Management fee payable....................................................................................             385,716
Distribution fee payable..................................................................................             312,201
Withholding taxes payable.................................................................................              72,446
                                                                                                                ----------------
   Total liabilities......................................................................................           8,069,384
                                                                                                                ----------------
Net Assets................................................................................................        $609,787,101
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $    375,232
   Paid-in capital in excess of par.......................................................................         443,721,827
                                                                                                                ----------------
                                                                                                                   444,097,059
   Undistributed net investment income....................................................................           1,692,769
   Accumulated net realized gain on investments and foreign currency transactions.........................          46,116,378
   Net unrealized appreciation on investments and foreign currencies......................................         117,880,895
                                                                                                                ----------------
Net assets, October 31, 1996..............................................................................        $609,787,101
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($234,699,764 / 14,125,276 shares of common stock issued and outstanding)...........................              $16.62
   Maximum sales charge (5% of offering price)............................................................                 .87
                                                                                                                ----------------
   Maximum offering price to public.......................................................................              $17.49
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($326,977,505 / 20,487,988 shares of common stock issued and outstanding)...........................              $15.96
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($7,693,316 / 482,078 shares of common stock issued and outstanding)................................              $15.96
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($40,416,516 / 2,427,885 shares of common stock issued and outstanding).............................              $16.65
                                                                                                                ----------------
                                                                                                                ----------------

-------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                         October 31, 1996
Income
   Dividends (net of foreign withholding
      taxes of $833,471)...................     $  7,259,756
   Interest................................          713,180
                                              ----------------
      Total income.........................        7,972,936
                                              ----------------
Expenses
   Management fee..........................        4,118,594
   Distribution fee--Class A...............          557,370
   Distribution fee--Class B...............        2,714,436
   Distribution fee--Class C...............           55,155
   Transfer agent's fees and expenses......        1,328,000
   Custodian's fees and expenses...........          430,000
   Reports to shareholders.................          384,000
   Registration fees.......................          114,000
   Directors' fees and expenses............           88,000
   Legal fees and expenses.................           65,000
   Audit fees and expenses.................           52,000
   Insurance expense.......................           12,872
   Miscellaneous...........................           16,001
                                              ----------------
      Total operating expenses.............        9,935,428
                                              ----------------
Net investment loss........................       (1,962,492)
                                              ----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on:
   Investment transactions.................       46,102,357
   Foreign currency transactions...........        3,727,733
                                              ----------------
                                                  49,830,090
                                              ----------------
Net change in unrealized
   appreciation/depreciation on:
   Investments.............................       19,925,606
   Foreign currencies......................       (4,059,414)
                                              ----------------
                                                  15,866,192
                                              ----------------
Net gain on investments and foreign
   currencies..............................       65,696,282
                                              ----------------
Net Increase in Net Assets
Resulting from Operations..................     $ 63,733,790
                                              ----------------
                                              ----------------


PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                  Year Ended October 31,
in Net Assets                         1996              1995
Operations
   Net investment loss........   $   (1,962,492)    $  (2,260,923)
   Net realized gain on
      investment and foreign
      currency transactions...       49,830,090        25,315,122
   Net change in unrealized
     appreciation/depreciation
      of investments and
      foreign currencies......       15,866,192         1,174,619
                                ----------------    -------------
   Net increase in net assets
      resulting from
      operations..............       63,733,790        24,228,818
                                ----------------    -------------
Net equalization credits......               --           712,010
                                ----------------    -------------
Distributions paid to
   shareholders from net
   realized gains on
   investments and foreign
   currency transactions
   Class A....................      (10,616,171)       (1,006,573)
   Class B....................      (12,843,895)       (5,394,512)
   Class C....................         (187,931)          (20,921)
   Class Z....................          (30,717)               --
                                ----------------    -------------
                                    (23,678,714)       (6,422,006)
                                ----------------    -------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Proceeds from shares
      sold....................      639,187,000       323,054,908
   Net asset value of shares
      issued in reinvestment
      of distributions........       22,475,256         6,072,122
   Cost of shares
      reacquired..............     (586,163,045)     (338,953,005)
                                ----------------    -------------
Net increase (decrease) in net
   assets from Fund share
   transactions...............       75,499,211        (9,825,975)
                                ----------------    -------------
Total increase................      115,554,287         8,692,847
Net Assets
Beginning of year.............      494,232,814       485,539,967
                                ----------------    -------------
End of year...................   $  609,787,101     $ 494,232,814
                                ----------------    -------------
                                ----------------    -------------

-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------

Prudential World Fund, Inc. is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: the Global Series (the "Fund") and the International Stock Series. At the time of the name change from Prudential Global Fund, Inc. to Prudential World Fund, Inc., the assets of the Global Fund were designated Global Series. The investment objective of the Fund is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.

------------------------------------------------------------
 Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange as reported by a major bank;

     (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year.

Net realized gains on foreign currency transactions of $3,727,733 represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis.
--------------------------------------------------------------------------------

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------
Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

Equalization: Effective November 1, 1995, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $3,655,851 of undistributed net investment income at October 31, 1995, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $3,926,050, decrease accumulated net realized gain on investments and foreign currency transactions by $3,727,733 and decrease paid-in capital by $198,317 for the year ended October 31, 1996.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management LLC (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996 Prudential Securities Incorporated (``PSI'') became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also distributor of the Class B, Class C and Class Z shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

     Pursuant to the Class A Plan, the Fund compensated PMFD during the period November 1, 1995 through January 1, 1996 and thereafter PSI with respect to
Class A shares for distribution-related activities at an annual rate of up to
 .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Fund compensated PSI for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .92% of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the year ended October 31, 1996.

PMFD and PSI have advised the Fund that they have received approximately $283,800 in front-end sales charges resulting from sales of Class A
-------------------------------------------------------------------------------

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------
shares during the year ended October 31, 1996. From these fees, PMFD and PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to sales persons and incurred other distribution costs.
PSI has advised the Fund that for the year ended October 31, 1996, it received approximately $732,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended October 31, 1996, the Fund incurred fees of approximately $1,297,000 for the services of PMFS. As of October 31, 1996, approximately $111,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the year ended October 31, 1996, PSI and/or its foreign affiliates earned approximately $40,100 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1996 were $307,901,802 and $272,113,751, respectively.
The United States federal income tax basis of the Fund's investments is substantially the same as for financial reporting purposes and, accordingly, as of October 31, 1996 net unrealized appreciation for federal income tax purposes was $117,966,868 (gross unrealized appreciation--$139,904,299; gross unrealized depreciation--$21,937,431).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1996, the Fund had a 1.25% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $10,702,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear Stearns & Co., 5.53%, in the principal amount of $277,000,000, repurchase price $277,042,550, due 11/1/96. The value of the collateral including accrued interest is $282,667,606.
CS First Boston Corp., 5.56%, in the principal amount of $100,000,000, repurchase price $100,015,444, due 11/1/96. The value of the collateral including accrued interest is $102,000,453.
Deutsche Bank Securities Corp., 5.55%, in the principal amount of $175,000,000, repurchase price $175,026,799, due 11/1/96. The value of the collateral including accrued interest is $178,500,400.
Morgan Stanley & Co., Inc., 5.65%, in the principal amount of $26,585,000, repurchase price $26,589,172, due 11/1/96. The value of the collateral including accrued interest is $27,128,601.
Smith Barney Inc., 5.55%, in the principal amount of $277,000,000, repurchase price $277,042,704, due 11/1/96. The value of the collateral including accrued interest is $282,541,278.
-------------------------------------------------------------------------------

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C shares and Class Z. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Effective March 1, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. There are 500 million authorized shares of common stock, $.01 par value per share, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1996:
Shares sold.......................   26,335,607    $ 415,012,668
Shares issued in reinvestment of
  distributions...................      680,446       10,109,525
Shares reacquired.................  (28,068,715)    (443,294,595)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............   (1,052,662)     (18,172,402)
Shares issued upon conversion from
  Class B.........................      872,989       13,829,667
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (179,673)   $  (4,342,735)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1995:
Shares sold.......................   14,310,794    $ 203,989,259
Shares issued in reinvestment of
  distributions...................       73,418          983,611
Shares reacquired.................  (15,121,426)    (217,547,014)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (737,214)     (12,574,144)
Shares issued upon conversion from
  Class B.........................   10,085,947      130,068,677
                                    -----------    -------------
Net increase in shares
  outstanding.....................    9,348,733    $ 117,494,533
                                    -----------    -------------
                                    -----------    -------------

Class B                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1996:
Shares sold.......................   10,835,882    $ 164,171,609
Shares issued in reinvestment of
  distributions...................      846,398       12,154,296
Shares reacquired.................   (8,151,951)    (123,589,487)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............    3,530,329       52,736,418
Shares reacquired upon conversion
  into Class A....................     (906,072)     (13,829,667)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,624,257    $  38,906,751
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1995:
Shares sold.......................    8,422,470    $ 116,118,701
Shares issued in reinvestment of
  distributions...................      390,179        5,070,014
Shares reacquired.................   (8,836,648)    (120,783,109)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............      (23,999)         405,606
Shares reacquired upon conversion
  into Class A....................  (10,370,444)    (130,068,677)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................  (10,394,443)   $(129,663,071)
                                    -----------    -------------
                                    -----------    -------------
Class C
----------------------------------
Year ended October 31, 1996:
Shares sold.......................      343,501    $   5,317,184
Shares issued in reinvestment of
  distributions...................       12,592          180,902
Shares reacquired.................     (122,368)      (1,957,739)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      233,725    $   3,540,347
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1995:
Shares sold.......................      210,290    $   2,946,948
Shares issued in reinvestment of
  distributions...................        1,419           18,497
Shares reacquired.................      (46,329)        (622,882)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      165,380    $   2,342,563
                                    -----------    -------------
                                    -----------    -------------

-------------------------------------------------------------------------------

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements                       GLOBAL SERIES
--------------------------------------------------------------------------------

Class Z                               Shares          Amount
----------------------------------  -----------    -------------
March 1, 1996(a) through
  October 31, 1996:
Shares sold.......................    3,507,519    $  54,685,539
Shares issued in reinvestment of
  distributions...................        1,895           30,533
Shares reacquired.................   (1,081,529)     (17,321,224)
                                    -----------    -------------
Net increase in shares
  outstanding.....................    2,427,885    $  37,394,848
                                    -----------    -------------
                                    -----------    -------------

---------------
(a) Commencement of offering of Class Z shares.
------------------------------------------------------------
Note 7. Distributions
On December 10, 1996, the Board of Directors of the Fund declared a currency gain dividend of $0.04 per share, short-term capital gain distribution of $0.20 per share and a long-term capital gain distribution of $1.05 per share for Class A, B, C and Z shares respectively, payable on December 19, 1996 to shareholders of record on December 16, 1996.

                                                    PRUDENTIAL WORLD FUND, INC.
Financial Highlights                                GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                           Class A
                                                  ---------------------------------------------------------
                                                                   Year Ended October 31,
                                                  ---------------------------------------------------------
                                                    1996       1995(a)      1994(a)     1993(a)     1992(a)
                                                  --------     --------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  15.52     $  14.89     $ 13.17     $  9.58     $ 10.08
                                                  --------     --------     -------     -------     -------
Income from investment operations
Net investment income (loss)..................          --          .01        (.04)        .02         .03
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        1.83          .81        1.76        3.57        (.53)
                                                  --------     --------     -------     -------     -------
   Total from investment operations...........        1.83          .82        1.72        3.59        (.50)
                                                  --------     --------     -------     -------     -------
Less distributions
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions......................        (.73)        (.19)         --          --          --
                                                  --------     --------     -------     -------     -------
   Total distributions........................        (.73)        (.19)         --          --          --
                                                  --------     --------     -------     -------     -------
Net asset value, end of year..................    $  16.62     $  15.52     $ 14.89     $ 13.17     $  9.58
                                                  --------     --------     -------     -------     -------
                                                  --------     --------     -------     -------     -------
TOTAL RETURN(b):..............................       12.33%        5.74%      13.06%      37.47%      (4.96)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $234,700     $222,002     $73,815     $42,021     $13,973
Average net assets (000)......................    $222,948     $174,316     $58,455     $21,409     $14,758
Ratios to average net assets:
   Expenses, including distribution fees......        1.45%        1.51%       1.55%       1.56%       1.71%
   Expenses, excluding distribution fees......        1.20%        1.26%       1.30%       1.36%       1.51%
   Net investment income (loss)...............       (0.04)%        .10%      (0.29)%      0.20%       0.22%
For Class A, B, C and Z shares:
Portfolio turnover rate(c)....................          52%          50%         49%         69%         58%
Average commission rate paid per share........    $ 0.0366          N/A         N/A         N/A         N/A

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                    PRUDENTIAL WORLD FUND, INC.
Financial Highlights                                GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                          Class B                                Class C
                                                ------------------------------------------------------------     --------
                                                                                                                    Year
                                                                   Year Ended October 31,                           Ended
                                                ------------------------------------------------------------     October 31,
                                                  1996       1995(a)      1994(a)      1993(a)      1992(a)         1996
                                                --------     --------     --------     --------     --------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $  15.03     $  14.53     $  12.94     $   9.47     $  10.05       $ 15.03
                                                --------     --------     --------     --------     --------       -------
Income from investment operations
Net investment income (loss)..................      (.08)        (.11)        (.13)        (.04)        (.05)         (.05)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................      1.74          .80         1.72         3.51         (.53)         1.71
                                                --------     --------     --------     --------     --------       --------
   Total from investment operations...........      1.66          .69         1.59         3.47         (.58)         1.66
                                                --------     --------     --------     --------     --------       --------
Less distributions
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions......................      (.73)        (.19)          --           --           --          (.73)
                                                --------     --------     --------     --------     --------       --------
   Total distributions........................      (.73)        (.19)          --           --           --          (.73)
                                                --------     --------     --------     --------     --------       --------
Net asset value, end of period................  $  15.96     $  15.03     $  14.53     $  12.94     $   9.47       $ 15.96
                                                --------     --------     --------     --------     --------       --------
                                                --------     --------     --------     --------     --------       --------
TOTAL RETURN(b):..............................     11.57%        4.98%       12.29%       36.64%      (5.77)%        11.57%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $326,978     $268,498     $410,520     $251,133     $178,438       $ 7,693
Average net assets (000)......................  $294,230     $287,656     $345,771     $183,741     $210,464       $ 5,516
Ratios to average net assets:
   Expenses, including distribution fees......      2.12%        2.19%        2.24%        2.24%        2.40%         2.20%
   Expenses, excluding distribution fees......      1.20%        1.27%        1.30%        1.36%        1.51%         1.20%
   Net investment income (loss)...............      (.67)%       (.84)%      (0.97)%      (0.39)%      (0.47)%        (.72)%
                                                                                  Class Z
                                                                                -----------
                                                                 August 1,       March 1,
                                                   Year           1994(d)        1996 (e)
                                                   Ended          Through         Through
                                                October 31,     October 31,     October 31,
                                                  1995(a)         1994(a)          1996
                                                -----------     -----------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 14.53         $ 14.03         $ 15.42
                                                    -----           -----       -----------
Income from investment operations
Net investment income (loss)..................       (.11)           (.03)            .06
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        .80             .53            1.18
                                                    -----           -----       -----------
   Total from investment operations...........        .69             .50            1.24
                                                    -----           -----       -----------
Less distributions
Distributions paid to shareholders from net
   realized gains on investment and foreign
   currency transactions......................       (.19)             --            (.01)
                                                    -----           -----       -----------
   Total distributions........................       (.19)             --            (.01)
                                                    -----           -----       -----------
Net asset value, end of year..................    $ 15.03         $ 14.53         $ 16.65
                                                    -----           -----       -----------
                                                    -----           -----       -----------
TOTAL RETURN(b):..............................       4.98%           3.56%          12.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $ 3,733         $ 1,205         $40,416
Average net assets (000)......................    $ 2,284         $   630         $26,452
Ratios to average net assets:
   Expenses, including distribution fees......       2.25%           2.63%(c)        1.20%(c)
   Expenses, excluding distribution fees......       1.25%           1.63%(c)        1.20%(c)
   Net investment income (loss)...............       (.76)%         (1.21)%(c)        .55%(c)

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
-------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                    PRUDENTIAL WORLD FUND, INC.
Independent Auditors' Report                        GLOBAL SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential World Fund, Inc.--Global Series
We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of Prudential World Fund, Inc.--Global Series, as of October 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc.--Global Series as of October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 13, 1996

                                                   PRUDENTIAL WORLD FUND
Portfolios of Investments                          INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

          Shares                                                                                           Value (Note 1)
 10/31/96        9/30/96        Description                                                          10/31/96          9/30/96
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS                                                                                 93.3%             93.3%
COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------------
Argentina
                                                                                                       3.1%              3.0%
60,000     50,000 Telecom Argentina (ADR) (Utilities)                                              $  2,265,000      $  2,018,750
160,000   160,000 YPF Sociedad Anonima (ADR) (Oil & Gas)                                              3,640,000         3,660,000
                                                                                                   ------------      ------------
                                                                                                      5,905,000         5,678,750
------------------------------------------------------------------------------------------------------------------------------
Australia                                                                                              8.1%              8.0%
 1,050,000       1,050,000      CSR, Ltd. (Multi-Industry)                                            3,526,616         3,680,566
   600,000         600,000      Mayne Nickless Ltd. (Multi-Industry)                                  3,973,384         4,059,187
   385,000         385,000      National Australia Bank Ltd. (Commercial Banking)                     4,223,899         4,051,669
 1,400,000       1,200,000      Pioneer International Ltd. (Building Materials & Components)          3,726,236         3,275,835
                                                                                                   ------------      ------------
                                                                                                     15,450,135        15,067,257
------------------------------------------------------------------------------------------------------------------------------
Canada                                                                                                 4.7%              4.3%
   154,000         154,000      Bank of Nova Scotia (Commercial Banking)                              4,855,235         4,363,503
   284,000         284,000      Canadian Tire Corp., Ltd., Class A (Automotive Parts)                 4,132,527         3,762,901
                                                                                                   ------------      ------------
                                                                                                      8,987,762         8,126,404
------------------------------------------------------------------------------------------------------------------------------
Finland                                                                                                                  0.7%
                    67,000      Outokumpu O.V. (Metals-Non Ferrous)                                                     1,233,048
------------------------------------------------------------------------------------------------------------------------------
France                                                                                                 5.8%              6.7%
                     3,132      Chargeurs Reunis S.A. (Multi-Industry)                                                    115,856
    34,075          30,075      Christian Dior S.A. (Textiles & Apparel)                              4,523,819         3,518,089
                     9,800      Pathe S.A. (Media)                                                                      2,503,428
    24,000          24,000      Peugeot S.A. (Automobile Manufacturing)                               2,497,462         2,644,769
    49,000          49,000      Societe Nationale Elf Aquitaine (Energy)                              3,910,816         3,832,959
                                                                                                   ------------      ------------
                                                                                                     10,932,097        12,615,101
------------------------------------------------------------------------------------------------------------------------------
Italy                                                                                                  5.5%              5.4%
 1,200,000       1,200,000      Banca Fideuram S.P.A. (Financial Services)                            2,541,762         2,850,394
   330,000         300,000      Benetton Group S.P.A. (ADR) (Textiles & Apparel)                      3,900,398         3,375,984
 2,790,000       2,790,000      Parmalat Finanziaria S.P.A. (Agriculture)                             3,986,909         4,009,252
                                                                                                   ------------      ------------
                                                                                                     10,429,069        10,235,630

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                   PRUDENTIAL WORLD FUND
Portfolios of Investments                          INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

          Shares                                                                                           Value (Note 1)
 10/31/96        9/30/96        Description                                                          10/31/96          9/30/96
------------------------------------------------------------------------------------------------------------------------------
Japan                                                                                                  5.2%              5.6%
   380,000         380,000      Hitachi, Ltd. (Electrical Equipment)                               $  3,367,701      $  3,684,849
   205,000         205,000      Matsushita Electric Industrial Co., Ltd. (Electrical
                                   Equipment)                                                         3,273,812         3,441,975
    54,000          54,000      Sony Corp. (Electronics)                                              3,236,257         3,408,485
                                                                                                   ------------      ------------
                                                                                                      9,877,770        10,535,309
------------------------------------------------------------------------------------------------------------------------------
Netherlands                                                                                           11.4%             11.4%
    32,000          32,000      AKZO N.V. (Chemicals)                                                 4,025,419         3,880,489
    30,000          30,000      Gamma Holding N.V. (Textiles & Apparel)                               1,456,225         1,478,688
   130,000         130,000      ING Groep N.V. (Financial Services)                                   4,046,246         4,058,937
    98,000          98,000      KLM Royal Dutch Airlines (Airlines/Military Technology)               2,329,489         2,624,335
    80,000          80,000      Knp Bt (kon) Nv (Forestry & Paper)                                    1,760,414         1,880,372
   138,000         138,000      Pakhoed Holdings N.V. (Energy Equipment & Services)                   4,287,126         3,953,692
   120,000         120,000      Stork N.V. (Machinery & Engineering)                                  3,749,117         3,690,580
                                                                                                   ------------      ------------
                                                                                                     21,654,036        21,567,093
------------------------------------------------------------------------------------------------------------------------------
New Zealand                                                                                            5.3%              5.1%
 1,700,000       1,575,000      Carter Holt Harvey Ltd. (Forestry & Paper)                            3,821,845         3,468,678
   700,000         700,000      Fisher & Paykel Industries Ltd. (Consumer Durable Goods)              2,558,501         2,398,098
 1,470,000       1,470,000      Lion Nathan Ltd. (Beverages & Tobacco)                                3,720,467         3,658,813
                                                                                                   ------------      ------------
                                                                                                     10,100,813         9,525,589
------------------------------------------------------------------------------------------------------------------------------
Norway                                                                                                 2.6%              3.5%
                   114,000      Nycomed A.S.A., Series B (Drugs & Medical Supplies)                                     1,332,943
    78,000          78,000      Orkla A.S. (Food & Household Products)                                4,550,204         3,900,060
    41,000         103,700      Unitor A.S. (Business & Public Services)                                448,858         1,372,052
                                                                                                   ------------      ------------
                                                                                                      4,999,062         6,605,055
------------------------------------------------------------------------------------------------------------------------------
South Korea                                                                                            3.8%              4.7%
    98,000          98,000      Korea Zinc (Metals-Non Ferrous)                                       2,111,225         2,135,593
    30,575          30,575      L.G. Construction Ltd. (Construction & Housing)                         606,874           662,582
    17,600          17,600      Pohang Iron & Steel Co., Ltd. (Metal-Steel)                             862,693           969,491
    23,189          23,189      Samsung Electronics Co., Ltd. (Manufacturing)                         1,630,597         1,819,185
     4,879           4,879      Samsung Electronics Co., Ltd. (new shares) (Manufacturing)              333,632           367,402
    10,001          42,361      Sam Yang Co. (Misc. Materials & Commodities)                            346,177         1,584,691
    60,020          60,020      Tong Yang Cement Co. (Construction & Housing)                         1,329,339         1,366,073
                                                                                                   ------------      ------------
                                                                                                      7,220,537         8,905,017

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                   PRUDENTIAL WORLD FUND
Portfolios of Investments                          INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

          Shares                                                                                           Value (Note 1)
 10/31/96        9/30/96        Description                                                          10/31/96          9/30/96
------------------------------------------------------------------------------------------------------------------------------
Spain                                                                                                  6.7%              6.3%
    87,000          87,000      Banco Bilbao Vizcaya, S.A. (Commercial Banking)                    $  4,219,007      $  4,013,716
    26,000          24,000      Banco de Andalucia S.A. (Commercial Banking)                          3,701,212         3,299,252
   460,000         460,000      Iberdrola, S.A. (Utilities)                                           4,875,244         4,463,061
                                                                                                   ------------      ------------
                                                                                                     12,795,463        11,776,029
------------------------------------------------------------------------------------------------------------------------------
Sweden                                                                                                 7.1%              7.3%
    70,000          70,000      Electrolux AB (Appliances)                                            3,891,666         3,935,552
   155,000         145,000      SKF International AB (Consumer Goods)                                 3,425,714         3,490,680
   175,000         175,000      Svedala Industri AB (Engineering & Construction)                      2,737,989         3,037,507
   170,000         157,000      Volvo AB (Automobile Manufacturing)                                   3,524,828         3,376,726
                                                                                                   ------------      ------------
                                                                                                     13,580,195        13,840,465
------------------------------------------------------------------------------------------------------------------------------
Switzerland                                                                                            7.8%              8.1%
     4,100           4,100      Ciba-Geigy Ltd. (Chemicals)                                           5,033,272         5,243,084
    15,000          15,000      Valora Holding AG (Merchandising) (a)                                 2,530,947         2,607,032
     6,000           5,500      SMH-Swiss Corp. for Microelectronics and Watchmaking
                                   Industries Ltd. (Electronics)                                      3,666,325         3,700,869
     6,300           6,300      Sulzer Brothers Ltd. (Machinery & Engineering)                        3,571,474         3,701,746
                                                                                                   ------------      ------------
                                                                                                     14,802,018        15,252,731
------------------------------------------------------------------------------------------------------------------------------
United Kingdom                                                                                        16.2%             13.2%
   400,076         400,076      Allied-Lyons PLC (Beverages & Tobacco)                                3,086,022         2,811,176
 1,325,000         633,000      British Steel PLC (Steel)                                             3,681,753         1,961,408
   731,000         731,000      British Telecom PLC (Telecommunications)                              4,234,923         4,078,271
 1,250,000       1,250,000      Coats Viyella PLC (Textiles & Apparel)                                3,112,286         2,875,587
    55,000          55,000      E D + F Manitoba Group (Financial Services) (a)                         152,156           146,753
   445,000         445,000      Lloyds Abbey Life PLC (Insurance)                                     4,544,142         4,366,432
   400,000                      Rank Group PLC (Media)                                                2,659,073
   350,000         350,000      National Westminster Bank PLC (Commercial Banking)                    3,995,525         3,719,092
   473,000         473,000      Takare PLC (Health Services)                                          1,100,716         1,065,915
   800,000         800,000      Tesco PLC (Food & Household Products)                                 4,335,232         3,799,687
                                                                                                   ------------      ------------
                                                                                                     30,901,828        24,824,321
                                                                                                   ------------      ------------
                                Total long-term investments
                                   (cost $152,381,088 and $151,027,154, respectively)               177,635,785       175,787,799

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                     PRUDENTIAL WORLD FUND
Portfolios of Investments                            INTERNATIONAL STOCK SERIES
-------------------------------------------------------------------------------

     Principal Amount
          (000)                                                                                            Value (Note 1)
 10/31/96        9/30/96        Description                                                          10/31/96          9/30/96
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                                                                                 7.4%              6.5%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement
                $   12,277      Joint Repurchase Agreement Account, 5.72%, 10/1/96
                                   (cost $12,277,000; Note 5)                                                        $ 12,277,000
                                                                                                                     ------------
$   14,166                      Joint Repurchase Agreement Account, 5.55%, 11/1/96
                                   (cost $14,166,000; Note 5)                                      $ 14,166,000
                                                                                                   ------------
                                Total Investments--100.7% and 99.8%, respectively
                                (cost $166,547,088 and $163,304,154, respectively; Note 4)          191,801,785       188,064,799
                                Other assets (liabilities) in excess of liabilities (other
                                   assets)--(0.7%) and 0.2%, respectively                            (1,366,540)          322,196
                                                                                                   ------------      ------------
                                Net Assets--100%                                                   $190,435,245      $188,386,995
                                                                                                   ------------      ------------
                                                                                                   ------------      ------------

---------------
ADR--American Depository Receipt.
(a) Non-income producing security.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                     PRUDENTIAL WORLD FUND
Statements of Assets and Liabilities                 INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

Assets                                                                                     October 31, 1996    September 30, 1996
Investments, at value (cost $166,547,088 and $163,304,154, respectively)................   $191,801,785           $188,064,799
Cash....................................................................................          --                     1,596
Foreign currency, at value (cost $228,722 and $137,293, respectively)...................        231,404                136,025
Interest and dividends receivable.......................................................        269,193                458,963
Receivable for Series shares sold.......................................................        742,693                306,010
Receivable for investments sold.........................................................        951,838                199,543
Deferred expenses and other assets......................................................         17,849                 19,379
                                                                                           ----------------    ------------------
   Total assets.........................................................................    194,014,762            189,186,315
                                                                                           ----------------    ------------------
Liabilities
Bank overdraft..........................................................................        637,755                 --
Payable for investments purchased.......................................................      1,624,017                355,479
Accrued expenses........................................................................        220,527                168,560
Management fee payable..................................................................        162,415                132,985
Payable for Series shares reacquired....................................................        934,803                127,536
Administration fee payable..............................................................           --                   14,760
                                                                                           ----------------    ------------------
   Total liabilities....................................................................      3,579,517                799,320
                                                                                           ----------------    ------------------
Net Assets..............................................................................   $190,435,245           $188,386,995
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
Net assets were comprised of:
   Common Stock, at par.................................................................       $114,819           $    114,300
   Paid-in capital in excess of par.....................................................    160,461,557            159,598,648
                                                                                           ----------------    ------------------
                                                                                            160,576,376            159,712,948
   Undistributed net investment income..................................................      1,905,396              2,217,711
   Accumulated net realized gain on investments.........................................      2,696,743              1,696,470
   Net unrealized appreciation on investments and foreign currencies....................     25,256,730             24,759,866
                                                                                           ----------------    ------------------
   Net assets...........................................................................   $190,435,245           $188,386,995
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
Class A:
   Net assets...........................................................................        $ 5,169                $199.30
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
   Shares of common stock issued and outstanding........................................          311.6                 12.092
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
   Net asset value and redemption price per share.......................................        $ 16.59                $ 16.48
   Maximum sales charge (5.0% of offering price)........................................           0.87                   0.87
                                                                                           ----------------    ------------------
   Maximum offering price to public.....................................................        $ 17.46                $ 17.35
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
Class B:
   Net assets...........................................................................        $ 1,922                $199.20
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
   Shares of common stock issued and outstanding........................................         115.98                 12.092
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
   Net asset value, offering price and redemption price per share.......................        $ 16.57                $ 16.47
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
Class C:
   Net assets...........................................................................        $200.36                $199.20
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
   Shares of common stock issued and outstanding........................................         12.092                 12.092
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
   Net asset value, offering price and redemption price per share.......................        $ 16.57                $ 16.47
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
Class Z:
   Net assets...........................................................................   $190,427,954        $   188,386,397
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
   Shares of common stock issued and outstanding........................................     11,481,500             11,429,941
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------
   Net asset value, offering price and redemption price per share.......................        $ 16.59                $ 16.48
                                                                                           ----------------    ------------------
                                                                                           ----------------    ------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                     PRUDENTIAL WORLD FUND
Statements of Operations                             INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                                         October 1, 1996
                                                                                             Through               Year Ended
Net Investment Income (Loss)                                                             October 31, 1996      September 30, 1996
Income
   Interest.........................................................................       $     54,004           $    650,936
   Dividends (net of foreign withholding taxes of $13,305 and $676,041,
     respectively)..................................................................            111,180              4,497,460
                                                                                         ----------------      ------------------
      Total income..................................................................            165,184              5,148,396
                                                                                         ----------------      ------------------
Expenses
   Management fee...................................................................            162,415              1,849,447
   Administration fee...............................................................                 --                244,264
   Custodian's fees and expenses....................................................             32,000                350,000
   Transfer agent fees..............................................................             26,000                  8,000
   Audit fee........................................................................             20,000                 15,500
   Legal fees.......................................................................             20,000                 15,000
   Reports to shareholders..........................................................             10,000                 50,000
   Registration fees................................................................              5,000                 25,000
   Amortization of organization expenses............................................              1,137                 13,421
   Directors' fees..................................................................              3,500                 12,000
   Miscellaneous....................................................................             12,162                  8,566
                                                                                         ----------------      ------------------
      Total expenses................................................................            292,214              2,591,198
Expense recovery (Note 2)...........................................................                 --                  4,420
                                                                                         ----------------      ------------------
Total expenses and expense recovery.................................................            292,214              2,595,618
                                                                                         ----------------      ------------------
Net investment income (loss)........................................................           (127,030)             2,552,778
                                                                                         ----------------      ------------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions..........................................................            837,173              4,925,561
   Foreign currency transactions....................................................            (22,185)              (171,664)
                                                                                         ----------------      ------------------
                                                                                                814,988              4,753,897
                                                                                         ----------------      ------------------
Net change in unrealized appreciation on:
   Investments......................................................................            494,052              7,445,086
   Foreign currencies...............................................................              2,812                 (6,428)
                                                                                         ----------------      ------------------
                                                                                                496,864              7,438,658
                                                                                         ----------------      ------------------
Net gain on investments and foreign currencies......................................          1,311,852             12,192,555
                                                                                         ----------------      ------------------
Net Increase in Net Assets
Resulting from Operations...........................................................       $  1,184,822           $ 14,745,333
                                                                                         ----------------      ------------------
                                                                                         ----------------      ------------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                     PRUDENTIAL WORLD FUND
Statements of Changes in Net Assets                  INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                              October 1, 1996
                                                                              Through October
Increase (Decrease)                                                                 31,               Year Ended September 30,
In Net Assets                                                                      1996                1996              1995
Operations
   Net investment income (loss)..........................................      $    (127,030)         $2,552,778     $  1,884,332
   Net realized gain (loss) on investment and foreign currency
      transactions.......................................................            814,988          4,753,897        (3,084,946)
   Net change in unrealized appreciation of investments and foreign
      currencies.........................................................            496,864          7,438,658         9,333,213
                                                                              ---------------      ------------      ------------
   Net increase in net assets resulting from operations..................          1,184,822         14,745,333         8,132,599
                                                                              ---------------      ------------      ------------
Dividends and distributions
   Dividends to shareholders from net investment income..................
      Class Z............................................................                 --         (1,739,771)         (750,797)
                                                                              ---------------      ------------      ------------
   Distributions to shareholders from net realized gains
      Class Z............................................................                 --                 --        (2,440,090)
                                                                              ---------------      ------------      ------------
Series share transactions
   Net proceeds from shares sold.........................................          9,340,491        115,942,217        93,624,206
   Net asset value of shares issued in in reinvestment of dividends and
      distributions......................................................                 --          1,739,771         3,190,887
   Cost of shares redeemed...............................................         (8,477,063)       (78,985,777)       67,895,915
                                                                              ---------------      ------------      ------------
   Net increase in net assets from Series share transactions.............            863,428         38,696,211        28,919,178
                                                                              ---------------      ------------      ------------
Total increase...........................................................          2,048,250         51,701,773        33,860,890
Net Assets
Beginning of period......................................................        188,386,995        136,685,222       102,824,332
                                                                              ---------------      ------------      ------------
End of period............................................................      $ 190,435,245        18$8,386,995     $136,685,222
                                                                              ---------------      ------------      ------------
                                                                              ---------------      ------------      ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                     PRUDENTIAL WORLD FUND
Notes to Financial Statements                        INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
Prudential World Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and consists of two series as a result of the reorganization described in Note
7. The International Stock Series (the ``Series''), formerly a series of The Prudential Institutional Fund (the ``Company''), commenced investment operations in November, 1992. Subsequent to September 30, 1996 (the Series' prior fiscal year end) the Series' changed its fiscal year end to October 31 in conjunction with the reorganization.
The investment objective of the Series is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in a diversified portfolio of securities which consist of equity securities of foreign issuers.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Series' Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities - at the closing rates of exchange.

(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based
--------------------------------------------------------------------------------

                                                     PRUDENTIAL WORLD FUND
Notes to Financial Statements                        INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series' understanding of the applicable country's tax rules and regulations.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain on investments by $177,909 and $185,285 for the year ended September 30, 1996 and for the period October 1, 1996 through October 31, 1996, respectively, due to realized and recognized currency losses during the periods. Net investment income, net realized gains and net assets were not affected by this change.

Deferred Organization Expenses: Approximately $64,000 of costs were incurred in connection with the organization and initial registration of the Series and are being amortized ratably over the period of benefit not to exceed 60 months from the date of the Series' commencement of investment operations.
------------------------------------------------------------
Note 2. Agreements

The Series had a management agreement with Prudential Institutional Fund Management, Inc. (``PIFM'') until September 22, 1996. Effective September 23, 1996, the Series has a management agreement with Prudential Mutual Fund Management LLC (``PMF'') (collectively the ``Managers''). Pursuant to these agreements, the Managers have responsibility for all investment advisory services and supervises the subadviser's performance of such services. The Managers have a subadvisory agreement with Mercator Asset Management, L.P. (``Mercator''); Mercator furnishes investment advisory services in connection with the management of the Series. The Managers pay for the subadviser's services, compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid PIFM was computed daily and payable monthly at an annual rate of 1.15% of the average daily net assets of the Series through September 22, 1996. Effective September 23, 1996, the management fee paid PMF is computed daily and payable monthly at an annual rate of 1% of the average daily net assets of the Series. PMF pays Mercator at an annual rate of .75 of 1% of the Series average daily net assets up to and including $50 million, .60 of 1% of the Series' average daily net assets in excess of $50 million up to and including $300 million and .45 of 1% of the Series' average daily net assets in excess of $300 million.

Prior to September 23, 1996, PIFM had voluntarily agreed to subsidize a portion of the operating expenses of the Series such that the expense ratio did not exceed 1.60% of the Series' average daily net assets. Such expenses may be recovered by PIFM so long as the total expense ratio did not exceed 1.60% of the Series' average daily net assets. PIFM recovered $4,420 of the Series operating expenses during the period October 1, 1995 through September 22, 1996.

The Series had an administration agreement with PMF until September 22, 1996. The administration fee paid PMF was computed daily and payable monthly at an annual rate of .17% of the Company's daily average net assets up to $250 million and .15% of the Company's average daily net assets in excess of $250 million. Effective September 23, 1996, the Series has a distribution agreement with Prudential Securities Incorporated (``PSI'') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. PSI also incurs the expenses of distributing the Series' Class Z shares under the distribution agreement, none of which is reimbursed or paid for by the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1%
--------------------------------------------------------------------------------

                                                     PRUDENTIAL WORLD FUND
Notes to Financial Statements                        INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
of the average daily net assets of the Class A, B and C shares for the periods September 23, 1996 through September 30, 1996 and October 1, 1996 through October 31, 1996.

PSI, PIFM and PMF are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Series' transfer agent. During the periods September 23, 1996 through September 30, 1996 and October 1, 1996 through October 31, 1996, the Series incurred fees of approximately $7,400 and $26,000, respectively, for the services of PMFS. As of September 30, 1996 and October 31, 1996 these fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates. Prior to September 23, 1996 PMFS was paid .03 of 1% of the Company's average daily net assets up to $250 million and .02 of 1% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments for the year ended September 30, 1996 were $56,408,661 and $22,148,491, respectively, and for the period October 1, 1996 through October 31, 1996 were $8,083,093 and $7,566,333, respectively.
The federal income tax basis and unrealized appreciation/depreciation of the Series' investments as of September 30, 1996 and October 31, 1996 was as follows:

                                        Net Unrealized
                                        Appreciation/            Gross Unrealized
       Date               Basis         (Depreciation)     Appreciation     Depreciation
-------------------    ------------     --------------     ------------     ------------
September 30, 1996     $163,304,154      $ 24,760,645      $ 31,703,166      $6,942,521
October 31, 1996       $166,547,088      $ 25,254,697      $ 33,309,225      $8,054,528

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Series, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 1996 and October 31, 1996, the Series had a 1.23% and 1.66% undivided interest in the joint account, respectively. The undivided interest for the Series represents $12,277,000 and $14,166,000, respectively, in the principal amount. As of such dates, each repurchase agreement in the joint account and the collateral therefor were as follows:
September 30, 1996
Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $333,000,000, repurchase price $333,052,910, due 10/1/96. The value of the collateral including accrued interest was $339,757,925.
J.P. Morgan Securities, Inc., 5.70%, in the principal amount of $109,000,000, repurchase price $109,017,258, due 10/1/96. The value of the collateral including accrued interest was $111,181,257.
Goldman, Sachs & Co., Inc., 5.70%, in the principal amount of $333,000,000, repurchase price $333,052,725, due 10/1/96. The value of the collateral including accrued interest was $339,860,615.
Smith Barney, Inc., 5.75%, in the principal amount of $224,000,000, repurchase price $224,035,778, due 10/1/96. The value of the collateral including accrued interest was $228,481,010.
October 31, 1996
Bear, Stearns & Co., Inc., 5.53%, in the principal amount of $277,000,000, repurchase price $277,042,550, due 11/1/96. The value of the collateral including accrued interest was $282,667,606.
CS First Boston Corp., 5.56%, in the principal amount of $100,000,000, repurchase price $100,015,444, due 11/1/96. The value of the collateral including accrued interest was $102,000,453.
Deutsche Bank Securities Corp., 5.55%, in the principal amount of $175,000,000, repurchase price $175,026,979, due 11/1/96. The value of the collateral including accrued interest was $178,500,400.
Morgan Stanley & Co., Inc., 5.65%, in the principal amount of $26,585,000, repurchase price $26,589,172, due 11/1/96. The value of the collateral including accrued interest was $27,128,601.
Smith Barney, Inc., 5.55%, in the principal amount of $277,000,000, repurchase price $277,042,704, due 11/1/96. The value of the collateral including accrued interest was $282,541,278.
------------------------------------------------------------
Note 6. Capital
Effective September 23, 1996, the Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales
--------------------------------------------------------------------------------

                                                     PRUDENTIAL WORLD FUND
Notes to Financial Statements                        INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
There are 500 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 125 million authorized shares.
Transactions in shares of common stock for the period October 1, 1996 through October 31, 1996 and for the years ended September 30, 1996 and 1995 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
October 1, 1996 through
  October 31, 1996:
Shares sold.........................         300    $      5,035
                                      ----------    ------------
                                      ----------    ------------
September 23, 1996(a) through
  September 30, 1996:
Shares sold.........................          12    $        200
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
October 1, 1996 through
  October 31, 1996:
Shares sold.........................         104    $      1,737
                                      ----------    ------------
                                      ----------    ------------
September 23, 1996(a) through
  September 30, 1996:
Shares sold.........................          12    $        200
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
September 23, 1996(a) through
  September 30, 1996:
Shares sold.........................          12    $        200
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of offering of Class A, Class B and Class C shares.


Class Z                                 Shares         Amount
------------------------------------  ----------    ------------
October 1, 1996 through
  October 31, 1996:
Shares sold.........................     558,189    $  9,333,719
Shares reacquired...................    (506,630)     (8,477,063)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      51,559    $    856,656
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1996:
Shares sold.........................   7,376,874    $115,941,617
Shares issued in reinvestment of
  dividends.........................     116,607       1,739,771
Shares reacquired...................  (5,027,997)    (78,985,777)
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,465,484    $ 38,695,611
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1995:
Shares sold.........................   6,497,880    $ 93,624,206
Shares issued in reinvestment of
  dividends and distributions.......     228,737       3,190,887
Shares reacquired...................  (4,691,305)    (67,895,915)
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,035,312    $ 28,919,178
                                      ----------    ------------
                                      ----------    ------------

Of the shares outstanding at September 30, 1996 and October 31, 1996 PIFM and affiliates owned 5,881,584 and 5,892,471 shares of the Series, respectively.
------------------------------------------------------------
Note 7. Reorganization
On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the ``Plan of Reorganization'') for the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996. Under the Plan of Reorganization, The Prudential Institutional Fund, International Stock Fund joined the Prudential Global Fund, Inc. to become two separate series of a newly named Prudential World Fund, Inc. Existing shareholders of The Prudential Institutional Fund, International Stock Fund became Class Z shareholders in the Series and the Series also began offering Class A, B and C shares.
--------------------------------------------------------------------------------

                                                     PRUDENTIAL WORLD FUND
Financial Highlights                                 INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                       Class A                           Class B
                                            -----------------------------     -----------------------------
                                            October 1,      September 23,     October 1,      September 23,
                                               1996            1996(a)           1996            1996(a)
                                              Through          Through          Through          Through
                                            October 31,     September 30,     October 31,     September 30,
                                               1996             1996             1996             1996
                                            -----------     -------------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $ 16.48          $ 16.54          $ 16.47          $ 16.54
                                                -----            -----            -----            -----
Income from investment operations:
Net investment loss.....................         (.01)              --             (.02)              --
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................          .12             (.06)             .12             (.07)
                                                -----            -----            -----            -----
   Total from investment operations.....          .11             (.06)             .10             (.07)
                                                -----            -----            -----            -----
Net asset value, end of period..........      $ 16.59          $ 16.48          $ 16.57          $ 16.47
                                                -----            -----            -----            -----
                                                -----            -----            -----            -----
TOTAL RETURN(c).........................          .67%            (.36)%            .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period...............      $ 5,169          $   199          $ 1,922          $   199
Average net assets......................      $ 2,793          $   199          $   313          $   199
Ratios to average net assets:(b)
   Expenses, including distribution
      fees..............................         2.05%            2.46%            2.80%            3.21%
   Expenses, excluding distribution
      fees..............................         1.80%            2.21%            1.80%            2.21%
   Net investment income................        (1.03)%            .75%           (1.78)%              0%
Portfolio turnover rate.................            4%              15%               4%              15%
Average commission rate paid per
   share................................      $ .0256          $ .0222          $ .0256          $ .0222

---------------
(a) Commencement of offering of Class A and Class B shares.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies/recoveries, as applicable.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

                                                     PRUDENTIAL WORLD FUND
Financial Highlights                                 INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                       Class C                                     Class Z
                                            -----------------------------     --------------------------------------------------
                                            October 1,      September 23,     October 1,
                                               1996            1996(b)           1996
                                              Through          Through          Through            Year Ended September 30,
                                            October 31,     September 30,     October 31,     ----------------------------------
                                               1996             1996             1996           1996         1995         1994
                                            -----------     -------------     -----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $ 16.47          $ 16.54         $   16.48      $  15.25     $  14.84     $  12.35
                                              -------          -------         ---------      --------     --------     --------
Income from investment operations:
Net investment income (loss)............         (.02)              --              (.01)          .22         .18(c)      .13(c)
   Net realized and unrealized gain
      (loss) on investment and foreign
      currency transactions.............          .12             (.07)              .12          1.20         .66        2.54
                                              -------          -------         ---------      --------     --------     --------
   Total from investment operations.....          .10             (.07)              .11          1.42         .84        2.67
                                              -------          -------         ---------      --------     --------     --------
Less distributions:
Dividends from net investment income....           --               --                --          (.19)       (.10)       (.03)
Distributions from net realized gains...           --               --                --            --        (.33)       (.15)
                                              -------          -------         ---------      --------     --------     --------
   Total distributions..................           --               --                --          (.19)       (.43)       (.18)
                                              -------          -------         ---------      --------     --------     --------
Net asset value, end of period..........      $ 16.57          $ 16.47         $   16.59      $  16.48     $  15.25     $  14.84
                                              -------          -------         ---------      --------     --------     --------
                                              -------          -------         ---------      --------     --------     --------
TOTAL RETURN(e).........................          .61%            (.42)%             .67%         9.44%        5.95%       21.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $   200(f)       $   199(f)      $ 190,428      $188,386     $136,685     $102,824
Average net assets (000)................      $   202(f)       $   199(f)      $ 191,228      $161,356     $118,927     $ 68,476
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         2.80%(d)         3.21%(d)          1.80%(d)     1.61%(c)    1.60%(c)    1.60%(c)
   Expenses, excluding distribution
      fees..............................         1.80%(d)         2.21%(d)          1.80%(d)     1.61%(c)    1.60%(c)    1.60%(c)
   Net investment income................        (1.78)%(d)           0%(d)          (.78)%(d)    1.58%(c)    1.58%(c)    1.08%(c)
Portfolio turnover rate.................            4%              15%                4%          15%         20%         21%
Average commission rate paid per
   share................................      $ .0256          $ .0222         $   .0256      $ .0222         N/A         N/A

                                           November 5,
                                             1992(a)
                                             Through
                                          September 30,
                                              1993
                                          -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $ 10.00
                                              ------

Income from investment operations:
Net investment income (loss)............         .16(c)
   Net realized and unrealized gain
      (loss) on investment and foreign
      currency transactions.............        2.21
                                              ------

   Total from investment operations.....        2.37
                                              ------

Less distributions:
Dividends from net investment income....        (.02)
Distributions from net realized gains...          --
                                              ------

   Total distributions..................        (.02)
                                              ------

Net asset value, end of period..........     $ 12.35
                                              ------
                                              ------

TOTAL RETURN(e).........................       23.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $31,708
Average net assets (000)................     $14,491
Ratios to average net assets:
   Expenses, including distribution
      fees..............................        1.60%(c)(d)
   Expenses, excluding distribution
      fees..............................        1.60%(c)(d)
   Net investment income................        1.44%(c)(d)
Portfolio turnover rate.................          15%
Average commission rate paid per
   share................................         N/A

---------------
(a) Commencement of investment operations.
(b) Commencement of offering of Class C shares.
(c) Net of expense subsidy/recovery.
(d) Annualized.
(e) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies/recoveries, as applicable.
(f) Figures are actual and are not rounded to the nearest thousand.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                     PRUDENTIAL WORLD FUND
Independent Auditors' Report                         INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Directors
Prudential World Fund, Inc., International Stock Series
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Prudential World Fund, Inc., International Stock Series, as of October 31, 1996 and September 30, 1996, the related statements of operations for the period October 1, 1996 through October 31, 1996 and the year ended September 30, 1996 and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of September 30, 1996 and October 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential World Fund, Inc., International Stock Series, as of September 30, 1996 and October 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
November 27, 1996

                    APPENDIX--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

Asset Allocation

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


                                      App-1

                      APPENDIX--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

     This chart shows the long-term performance of various asset classes and the rate of inflation.

--------------------------------------------------------------------------------



                               CAMERA READY GRAPH



--------------------------------------------------------------------------------

Source: Prudential Investment Corporation based on data from Ibbotson Associates' EnCORR Software, Chicago, Il. As of 12/31/95. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.


                                      App-2

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to December 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of either Series or of any sector in which a Series invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Series Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            Historical Total Returns of Different Bond Market Sector


                               [Chart A Attached]





(1) Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2) Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3) Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4) Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5) Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                      App-3

This chart illustrates the performance of major world stock markets for the period from 1985 through 1995. It does not represent the performance of any Prudential Mutual Fund.


                                [Insert Chart B]






Source: Morgan Stanley Capital International as of 12/31/95. Morgan Stanley country indices area unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stock representing the S&P 500 stock index with and without reinvested dividends. As of 12/31/95.

                                [Insert Chart C]

Source: Lipper Analytical New Applications (LANA). This chart is for illustrative purposes only and is not representative of the past, present or future performance of any Prudential Mutual Fund. Common Stock total returns are based on the S&P 500 Index, a market-value weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot buy or invest in market indices.


                                      App-4

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              Long U.S. Treasury Bond Yield in Percent (1926-1994)




                                (PASTE-UP CHART)




----------
Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

     The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stocks (S&P
500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.






                                (PASTE-UP CHART)






----------
*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.


                                      App-5

                APPENDIX--INFORMATION RELATING TO THE PRUDENTIAL


     Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How each Series is Managed--Manager" in the Prospectus. Thedata will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified bythe Fund.


Information about Prudential

     The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

     Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.


     Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1995, Institutional Investor ranked Prudential the third largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1994. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.


     Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

     Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

     Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

Information about the Prudential Mutual Funds


     Prudential Mutual Fund Management is one of the seventeen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


     The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------

(1) Prudential Mutual Fund Investment Management, a unit of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc. Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Dryden Fund,and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)  As of December 31, 1994.


                                      App-6

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.


     Equity Funds. Forbes magazines listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.


     High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

     Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

     Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

     Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

     Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

     Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

     Prudential Mutual Funds' global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

     Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets(5). Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

----------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6)  As of December 31, 1994.


                                      App-7

     Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

Information about Prudential Securities

     Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

     Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

     In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

     In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architect[SM], a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

     For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
(7)  As of December 31, 1994.
(8) In 1995, Institutional Investor magazine surveyed more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in approximately 80 industry sectors. Scores were produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sent its survey to more than 2,000 institutions, including a group of European and Asian institutions. This survey is conducted annually.


                                     App-8

              DESCRIPTION OF S&P, MOODY'S AND DUFF & PHELPS RATINGS

Description of S&P Corporate Bond Ratings:

     AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, or C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Description of Moody's Corporate Bond Ratings:

     Aaa - Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                     App-9

Description of Duff & Phelps Bond Ratings:

     AAA - Bonds rated AAA by Duff & Phelps are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     AA+, AA, AA- - Bonds rated AA+, AA or AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     A+, A, A- - Bonds rated A+, A or A- have protection factors which are average but adequate; however, risk factors are more variable and greater in periods of economic stress.

     BBB+, BBB, BBB- - Bonds rated BBB+, BBB or BBB- have below average protection factors but are still considered sufficient for prudent investment. These bonds demonstrate considerable variability in risk during economic cycles.

     BB+, BB, BB- - Bonds rated BB+, BB, or BB- are below investment grade but are still deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

     B+, B, B- - Bonds rated B+, B, or B- are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

     CCC - Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

     DD - Bonds rated DD are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

Description of S&P Commercial Paper Ratings:

     Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Commercial Paper Ratings:

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Description of Duff & Phelps Commercial Paper Rating:

     Duff & Phelps commercial paper ratings are divided into three categories, ranging from "1" for the highest quality obligations to "3" for the lowest. No ratings are issued for companies whose paper is not deemed investment grade. Issues assigned the Duff 1 rating are considered top grade. This category is further divided into three gradations as follows: Duff 1 plus -- highest certainty of timely payment, short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; Duff 1 -- very high certainty of timely payment, liquidity factors are excellent and supported by strong fundamental protection factors, risk factors are minor; Duff 1 minus-high certainty of timely payment, liquidity factors are strong and supported by good fundamental protection factors, risk factors are very small. Issues rated Duff 2 represent a good certainty of timely payment; liquidity factors and company fundamentals are sound; although ongoing internal funds needs may enlarge total financing requirements, access to capital markets is good; risk factors are small. Duff 3 represents a satisfactory grade; satisfactory liquidity and other protection factors qualify issue as to investment grade; risk factors are larger and subject to more variation; nevertheless timely payment is expected.


                                     App-10

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

     (a) Financial Statements:

          (1) The following financial statements are included in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration
     Statement:

              Financial Highlights--Global Series.
              Financial Highlights--International Stock Series.

          (2) The following financial statements are included in the Statement of Additional Information constituting Part B of this Post-Effective Amendment to the Registration Statement:

          (a) With respect to Global Series:
              Independent Auditors' Report.
              Portfolio of Investments at October 31, 1996.
              Statement of Assets and Liabilities at October 31, 1996.
              Statement of Operations for the Year ended September 30, 1996. Statement of Changes in Net Assets for the period ended October
                31, 1996 and the years ended October 31, 1996 and 1995.
              Notes to Financial Statements.
              Financial Highlights for the period ended October 31, 1996 and the
                Five Years ended September 30, 1996, 1995 and 1994, and the period ended September 30, 1993.

          (b) With respect to International Stock Series:
              Independent Auditors' Report.
              Portfolio of Investments at October 31, 1996.
              Statement of Assets and Liabilities at October 31, 1996.
              Statement of Operations for the Year ended October 31, 1996. Statement of Changes in Net Assets for the years ended
                October 31, 1996 and 1995.
              Notes to Financial Statements.
              Financial Highlights for the period ended October 31, 1996 and the
                Five Years ended September 30, 1996, 1995 and 1994, and the period ended September 30, 1993.


     (b) Exhibits:

          1. (a) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

               (b) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR.

               (c) Amendment to Articles of Incorporation. Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR.

          2. Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR.

          4. (a) Specimen Certificate for shares of Common Stock of the Registrant, incorporated by reference to Exhibit No. 4 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

               (b) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares, incorporated by reference to
               Exhibit 4(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 2-89725).

               (c) Instruments defining rights of shareholders, incorporated by reference to Exhibit No. 4(c) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

          5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A (File No. 2-89725).

               (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 2-89725).

               (c) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant.*

               (d) Subadvisory Agreement between Mercator Asset Management, L.P. and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant.*

               (e) Subadvisory Agreement between the Prudential Investment Corporation and Prudential Mutual Fund Management Inc. with respect to the International Stock Series of the Registrant.*


          6.   Distribution Agreement for Shares of the Registrant.*

          8. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 2-89725).

               (b) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.

          9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to the Registration Statement on Form N-1A, Post-Effective Amendment No. 7 (File No. 2-89725).

          10. (a) Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit No. 10 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

          11.  Consent of Independent Accountants.*

          13. Purchase Agreement incorporated by reference to Exhibit No. 13 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

          15. (a) Amended and Restated Distribution and Service Plan for Class A shares dated July 1, 1993, incorporated by reference to Exhibit No.15(d) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

               (b)Amended and Restated Distribution and Service Plan for Class B shares dated July 1, 1993, incorporated by reference to Exhibit No.15(e) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

               (c) Distribution and Service Plan for Class A shares; incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

               (d) Distribution and Service Plan for Class B shares; incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

               (e) Distribution and Service Plan for Class C shares; incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).


               (f)Distribution and Service Plan for Class A Shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

               (g)Distribution and Service Plan for Class B Shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

               (h)Distribution and Service Plan for Class C Shares of International Stock Series of the Registrant, incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).


          16. Schedule of Computation of Performance Quotations, incorporated by reference to Exhibit No. 16 to the Registration Statement on Form N-1A, Post-Effective Amendment No. 1 (File No. 2-89725).


          17. Financial data schedules filed for electronic purposes as Exhibit 27.*


          18. Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.

Other Exhibits.
----------
 * Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant

     None.

Item 26. Number of Holders of Securities


     As of December 27, 1996, there were 44,670, 58,996, 1,790 and 4,879 record holders of Class A, Class B, Class C and Class Z common stock, $.01 par value per share, of the Registrant's Global Series, respectively. As of December 22, 1996, there were 8, 6, 2 and 98 record holders of Class A, Class B, Class C and Class Z common stock, $.01 par value per share of the Registrant's International Stock Series.


Item 27. Indemnification

     As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits 6(a),
(b), (c), (d), (e), (f), (g) and (h) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


     Section 9 of the Management Agreement (Exhibits 5(a) and 5(b) to the Registration Statement) and Section 4 of the Subadvisory Agreements (Exhibits 5(b) and 5(d) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, LLC. (PMF) and Mercator Asset Management, L.P. (Mercator), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28. Business and other Connections of Investment Adviser


     (a) Prudential Mutual Fund Management LLC.

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-3110, filed on March 30, 1994).

     The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


Name and Address       Position with PMF            Principal Occupations
----------------       -----------------            ---------------------

Brian Storms           President, Chief Operating   President, Chief Operating
                        Officer                      Officer, PMF;

Robert Gunia           Executive Vice President     Comptroller, Prudential Investments
                        and Treasurer                (since May 1996); Senior Vice
                                                     President (since March 1987) of
                                                     Prudential Securities Incorporated
                                                     (Prudential Securities); Director
                                                     (since June 1987), Prudential Mutual
                                                     Fund Services, Inc. (PMFS); Executive
                                                     Vice President and Treasurer PMF and
                                                     formerly Chief Administrative Officer
                                                     July 1990-September 1996), Director
                                                     (January 1989-September 1996), Executive
                                                     Vice President, Treasurer and Chief
                                                     Financial Officer (June 1987-September 1996)
                                                     of Prudential Mutual Fund Management, Inc.,
                                                     Vice President and Director of The Asia
                                                     Pacific Fund, Inc. (since May 1989).

Thomas A. Early        Executive Vice President,    Executive Vice President, Secretary and
                        Secretary and General        General Counsel, PMF
                        Counsel


      (b) The Prudential Investment Corporation (PIC)


      See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


      The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07101.

Name and Address       Position with PIC           Principal Occupations
----------------       -----------------           ---------------------


E. Michael Caulfield   Chairman of the Board,    Chief Executive Officer of The
                        President and Chief       Money Management Group of
                        Executive Officer and     Prudential
                        Director


Jonathan M. Greene     Senior Vice President     President-Investment Management
                        and Director              of the Money Management Group
                                                  of Financial

John R. Strangfeld     Vice President and        President of Private Assets
                        Director                  Management


Item 29. Principal Underwriters

     (a) Prudential Securities Incorporated


     Prudential Securities is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Government Securities Trust (Short-Intermediate Term Series, Money Market Series and U.S. Treasury Money Market Series), Prudential MoneyMart Assets, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Special Money Market Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Jennison Series Fund, Inc., The Target Portfolio Trust, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Dryden Fund, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential World Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Utility Fund, Inc., The Global Government Plus Fund Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund) and The BlackRock Government Income Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                      Corporate Investment Trust Fund
                      Prudential Equity Trust Shares
                      National Equity Trust
                      Prudential Unit Trusts
                      Government Securities Equity Trust
                      National Municipal Trust

      (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.


                       Positions and                              Positions and
                       Offices with                               Offices with
Name(1)                Underwriter                                 Registrant
-------                -----------                                 ----------

Robert Golden ......   Executive Vice President and Director          None
One New York Plaza
New York, NY

Alan D. Hogan ......   Executive Vice President,                      None
                       Chief Administrative Officer and Director

George A. Murray ...   Executive Vice President and Director          None

Leland B. Paton ....   Executive Vice President and Director          None
One New York Plaza
New York, NY

Martin Pfinsgraff ..   Executive Vice President,                      None
                       Chief Financial Officer and Director

Vincent T. Pica, II    Executive Vice President and Director          None
One New York Plaza
New York, NY

Hardwick Simmons ...   Chief Executive Officer, President
                       and Director                                   None

Lee B. Spencer, Jr.    Executive Vice President, Secretary,
                       General Counsel and Director                   None

----------
(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30. Location of Accounts and Records


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Two Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.


Item 31. Management Services


     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How each Series is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.


Item 32. Undertakings


     The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

Item 31. Management Services

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 13th day of January, 1997.


                                      PRUDENTIAL  WORLD  FUND,  INC.

                                      /s/ Richard A. Redeker
                                         -----------------------------------
                                         (Richard A. Redeker, President)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                   Title                          Date
        ---------                   -----                          ----

/s/ Edward D. Beach           Director                        January 13, 1997
---------------------------
 Edward D. Beach

/s/ Stephen C. Eyre           Director                        January 13, 1997
---------------------------
 Stephen C. Eyre

/s/ Delayne D. Gold           Director                        January 13, 1997
---------------------------
 Delayne D. Gold

/s/ Robert F. Gunia           Vice President and Director     January 13, 1997
---------------------------
 Robert F. Gunia

/s/ Don G. Hoff               Director                        January 13, 1997
---------------------------
 Don G. Hoff

/s/ Robert E. LaBlanc         Director                        January 13, 1997
---------------------------
 Robert E. LaBlanc

/s/ Mendel A. Melzer          Director                        January 13, 1997
---------------------------
 Mendel A. Melzer

/s/ Richard A. Redeker        President and Director          January 13, 1997
---------------------------
 Richard A. Redeker

/s/ Robin B. Smith            Director                        January 13, 1997
---------------------------
 Robin B. Smith

/s/ Stephen Stoneburn         Director                        January 13, 1997
---------------------------
 Stephen Stoneburn

/s/ Nancy H. Teeters          Director                        January 13, 1997
---------------------------
 Nancy H. Teeters

/s/ Grace C. Torres           Treasurer, Principal            January 13, 1997
---------------------------   Financial and
Grace C. Torres               Accounting Officer

                                  EXHIBIT INDEX

1.   (a) Restated Articles of Incorporation. Incorporated by reference to
     Exhibit 1 to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).

     (b) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (file No. 2-89725) filed via EDGAR.

     (c) Amendment to Articles of Incorporation. Incorporated by reference to
     Exhibit 1(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (file No. 2-89725) filed via EDGAR.

2. Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-89725) filed via EDGAR.

4. (a) Specimen Certificate for shares of Common Stock of the Registrant, incorporated by reference to Exhibit No. 4 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

     (b) Specimen Certificate for shares of Common Stock of the Registrant for Class A Shares, incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (FileNo. 2-89725).

     (c) Instruments defining rights of shareholders, incorporated by reference to Exhibit No. 4(c) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A (File No. 2-89725).

     (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 2-89725).

     (c) Management Agreement between Registrant and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant.*

     (d) Subadvisory Agreement between Mercator Asset Management, L.P. and Prudential Mutual Fund Management, Inc. with respect to the International Stock Series of the Registrant.*

     (e) Subadvisory Agreement between The Prudential Investment Corporation and Prudential Mutual Fund Management Inc. with respect to the International Stock Series of the Registrant.*

6.   Distribution Agreement for Shares of the Registrant.*

8. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to the Registration Statement on Form N-1A (File No. 2-89725).

     (b) Form of Amendment to Custodian Agreement, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.

9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to the Registration Statement on Form N-1A, Post-Effective Amendment No. 7 (File No. 2-89725).

10. (a) Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit No. 10 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

     (b) Opinion of Sullivan & Cromwell.*

11.  Consent of Independent Accountants.*

13. Purchase Agreement incorporated by reference to Exhibit No. 13 to the Registration Statement on Form N-1A, Pre-Effective Amendment No. 1 (File No. 2-89725).

15. (a) Amended and Restated Distribution and Service Plan for Class A shares dated July 1, 1993, incorporated by reference to Exhibit No. 15(d) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

     (b)Amended and Restated Distribution and Service Plan for Class B shares dated July 1, 1993, incorporated by reference to Exhibit No.15(e) to the Registration Statement on Form N-1A, Post-Effective Amendment No. 14 (File No. 2-89725) filed via EDGAR.

     (c) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (FileNo. 2-89725).

     (d)Distribution and Service Plan for Class B shares; incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (FileNo 2-89725).

     (e) Distribution and Service Plan for Class C shares; incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on January 3, 1995 (File No. 2-89725).


     (f)Distribution and Service Plan for Class A Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(f) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

     (g)Distribution and Service Plan for Class B Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(g) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).

     (h)Distribution and Service Plan for Class C Shares of International Stock Series of the Registrant; incorporated by reference to Exhibit 15(h) to Post-Effective Amendment No. 21 to the Registration Statement filed on Form N-1A via EDGAR on September 19, 1996 (File No. 2-89725).


16. Schedule of Computation of Performance Quotations, incorporated by reference to Exhibit No. 16 to the Registration Statement on Form N-1A, Post-Effective Amendment No. 1 (File No. 2-89725).


17.  Financial data schedules filed for electronic purposes as Exhibit 27.*


18. Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A (File No. 2-89725) filed on November 1, 1995.

----------
* Filed herewith.